Exhibit 10.1

*** Text Omitted and Filed Separately Pursuant to a Confidential Treatment Request Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

EXECUTION COPY

JOINT VENTURE AGREEMENT

Of

TCZ GMBH,

dated as of July 15, 2005

among

TCZ GMBH,

CYMER, INC.,

CARL ZEISS SMT AG

and

CARL ZEISS LASER OPTICS BETEILIGUNGSGESELLSCHAFT MBH

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Section 11.03. Breach under this Agreement or Event of Default under Supply Agreements	28
Section 11.04. Change of Control	28
Section 11.05. Liquidating Events	29
Section 11.06. Winding Up	30
Section 11.07. Rights of Members; Resignation	31
Section 11.08. Waiver of Partition	31

ARTICLE 12 MISCELLANEOUS

Section 12.01. Notices	31
Section 12.02. Amendments; No Waivers	32
Section 12.03. Expenses	32
Section 12.04. Zeiss SMT [. . . *** . . .]	33
Section 12.05. Successors and Assigns	33
Section 12.06. Headings	33
Section 12.07. Entire Agreement	33
Section 12.08. Governing Law	33
Section 12.09. Waiver of Jury Trial	33
Section 12.10. Dispute Resolution; Arbitration	33
Section 12.11. Counterparts; Effectiveness	34
Section 12.12. Severability	34
Section 12.13. Further Assurances; Swiss Corporate Documents	34

Exhibits
Exhibit A—Form of Intellectual Property Agreement
Exhibit B—Form of Contribution Agreement
Exhibit C—Form of Supply Agreement
Exhibit D—Form of Confidentiality Agreement
Exhibit E—Examples of Incremental Legal and Administrative Costs
Exhibit F—Swiss Corporate Legal Implementation Timetable
Exhibit G—Articles of Association (Statuten) (English version)
Exhibit H—Form of Swiss Trust Agreement
Exhibit I—IMT IP Side Letter

Schedules
Schedule A—Business Plan

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

iii

JOINT VENTURE AGREEMENT

OF

TCZ GMBH

JOINT VENTURE AGREEMENT of TCZ GmbH, a limited liability company organized under the laws of Switzerland (the “Company”), dated as of July 15, 2005 among, initially, Carl Zeiss SMT AG, a stock corporation organized under the laws of Germany (“Zeiss SMT”), Carl Zeiss Laser Optics Beteiligungsgesellschaft mbH, a limited liability company organized under the laws of Germany and an indirect wholly-owned subsidiary of SMT (“Zeiss LOB”), and Cymer, Inc., a Nevada corporation (“Cymer”) and, following its registration in the commercial register, the Company.  Capitalized terms used herein but not defined when used have the meanings assigned to such terms in Article 1.

RECITALS

1.             Cymer and Zeiss LOB intend to form the Company as a joint venture to develop, integrate, market, sell and support tools employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon (LTPS) processing (the “Products”) for the manufacture of flat panel displays, including LCDs, LCD SOGs and OLEDs, to engage in related application development and to search for other business opportunities for process tools for the manufacture of flat panel displays.

2.             It is intended that the Company and the Members or their Affiliates will enter into an Intellectual Property Agreement substantially in the form attached hereto as Exhibit A (the “Intellectual Property Agreement”) and each of the other Joint Venture Documents (as defined below).

3.             Cymer and Zeiss LOB wish to enter into this Joint Venture Agreement to govern the affairs of the Company and set forth their respective rights, obligations and understandings with respect to the Company.

4.             Zeiss SMT wishes to [. . . *** . . .] of Zeiss LOB under this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

ARTICLE 1
DEFINITIONS

Section 1.01.  Definitions.  (a) As used herein, the following terms have the following meanings:

“Administrative Services Agreements” means (i) the Administrative Services Agreement to be entered into between Cymer and the Company, in a form to be mutually agreed by Cymer and Zeiss LOB not later than the Closing, as amended, supplemented or otherwise modified from time to time, and (ii) the Administrative Services Agreement to be entered into between Zeiss LOB or its Affiliate and the Company, in a form to be mutually agreed by Cymer and Zeiss LOB not later than the Closing, as amended, supplemented or otherwise modified from time to time.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.  As used herein, “control” (and the derivative terms “controlling” and “controlled”) means the direct or indirect ownership of more than fifty percent (50%) of the equity securities or other ownership interests and voting rights of, and the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.  No party or its Affiliates shall by reason of this Agreement be deemed to be an affiliate of the other party or its Affiliates.  The term “affiliated” shall have a corresponding meaning.  Notwithstanding the foregoing definition, when used with respect to Zeiss SMT or Zeiss LOB, the term “Affiliate” shall exclusively mean (a) Zeiss SMT and any Person under the control of Zeiss SMT and (b) IMT and any Person under the control of IMT.  Notwithstanding the foregoing definition, for purposes of this Agreement, the Company and its subsidiaries shall not be considered an Affiliate of either Member.

“Agreement” means this Joint Venture Agreement, as amended, supplemented or otherwise modified from time to time.

“Area of Responsibility” means each area of the R&D Effort in which one Member or the Company has primary responsibility for directing and carrying out research, as specified from time to time in the then current Business Plan.

“Budget Year” means the period commencing on the date of this Agreement and ending on December 31, 2005 and each successive one-year period thereafter.

“Capital Call Notice” means a written request delivered by the Company to each Member from time to time requesting that each Member provide funds to the Company.  Such notice shall specify in reasonable detail (i) the amount being

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requested, (ii) the Company’s anticipated use of funds and the timing of such use, and (iii) wire transfer instructions.

“Confidentiality Agreement” means the Confidentiality Agreement to be entered into among Cymer, Zeiss SMT, IMT and the Company at the Closing, substantially in the form attached hereto as Exhibit D, as amended, supplemented or otherwise modified from time to time.  It is intended that the Company will become a party to the Confidentiality Agreement following its formation.

“Contribution Agreement” means the Contribution Agreement to be entered into between Cymer and the Company at the Closing substantially in the form attached hereto as Exhibit B, as amended, supplemented or otherwise modified from time to time.

“Cymer Supply Agreement” means the Supply Agreement to be entered into between Cymer and the Company at the Closing, substantially in the form attached hereto as Exhibit C, as amended, supplemented or otherwise modified from time to time.

“Deliverable” means work product or deliverables of any type to be developed or delivered by a Member during the course of a Project.

“Facilities Agreements” means (i) the Facilities License Agreement to be entered into between the Company and Cymer relating to use by the Company of certain facilities in the United States, in a form to be mutually agreed by Cymer and Zeiss LOB not later than the Closing, as amended, supplemented or otherwise modified from time to time, and (ii) the Facilities License Agreement to be entered into between the Company or its Affiliate and an Affiliate of Cymer relating to use by the Company or its Affiliates of certain facilities in Korea and Taiwan, in a form to be mutually agreed by Cymer and Zeiss LOB not later than the Closing, as amended, supplemented or otherwise modified from time to time.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“IMT” means Carl Zeiss Industrielle Messtechnik GmbH.

“IMT IP Side Letter” means the side letter to the Intellectual Property Agreement executed by IMT by or at the Closing, substantially in the form attached hereto as Exhibit I.

 “Intellectual Property” means any or all of the following: (i) works of authorship, including, without limitation, computer programs, algorithms, routines, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, records and data, (ii) inventions (whether or not patentable), improvements, and technology, (iii) proprietary and confidential information, including, without limitation, technical

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data and customer and supplier lists, trade secrets, know-how and techniques, (iv) databases, data compilations and collections and technical data, (v) logos, trade names, trade dress, trademarks and service marks, (vi) domain names, web addresses and sites, (vii) tools, methods, processes, devices, prototypes, schematics and test methodologies, and (viii) any and all instantiations of the foregoing in any form and embodied in any media.

“Intellectual Property Rights” means any or all of the following and all rights in, arising out of, or associated therewith, whether arising from statute or common law: (i) all United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries, including, without limitation, invention disclosures, (ii) all trade secrets and other rights in know-how and confidential or proprietary information, (iii) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world, (iv) all industrial designs and any registrations and applications therefor throughout the world, (v) all rights in World Wide Web addresses and domain names and applications and registrations therefor, all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world, and (vi) any similar, corresponding or equivalent rights to any of the foregoing throughout the world.

“ Interest” means, with respect to any Member, the aggregate shares (Gesellschaftsanteile) in the Company held by such Member.

“Joint Venture Documents” means, collectively, this Agreement, the Contribution Agreement, the Intellectual Property Agreement, the Trademark License Agreement, the Supply Agreements, the R&D Services Agreements, the Administrative Services Agreements, the Facilities Agreements and the Confidentiality Agreement.

“Member” means Cymer, Zeiss LOB or any other Person who, at such time, is admitted to the Company as a Member in accordance with the terms of this Agreement, each in its capacity as a shareholder of the Company.

“Member Parent” means, with respect to any Member, (i) in the case of Cymer or any Member that is an Affiliate of Cymer, Cymer, Inc., (ii) in the case of Zeiss LOB or any Member that is an Affiliate of Zeiss SMT, Carl Zeiss SMT AG and (iii) in the case of any Member that is not an Affiliate of either Cymer or Zeiss SMT, the ultimate parent company of such Member.

“Net Income” shall mean, for any period, the Company’s net income as determined under GAAP.

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“Percentage Interest” means, with respect to any Member, such Member’s Percentage Interest as set forth in Section 4.01.

“Person” means an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“R&D Effort” means research and development undertaken by either Member reasonably related to the Business.

“R&D Services Agreements” means (i) any R&D Services Agreement to be entered into between Cymer and the Company (or their respective Affiliates), substantially in a form to be mutually agreed by Cymer and Zeiss LOB not later than the Closing, as amended, supplemented, or otherwise modified from time to time, and (ii) any R&D Services Agreement to be entered into between Zeiss LOB and the Company (or their respective Affiliates), substantially in a form to be mutually agreed by Cymer and Zeiss LOB not later than the Closing, as amended, supplemented, or otherwise modified from time to time.

“Supplier” means, with respect to any Supply Agreement, the Person identified as the Supplier in such Supply Agreement, including any transferee of all or substantially all of the assets of a Supplier that has assumed such Supply Agreement in accordance therewith.

“Supply Agreements” means the Cymer Supply Agreement and the Zeiss Supply Agreement.

“Trademark License Agreement” means the License Agreement to be entered into between the Company and Carl Zeiss AG, substantially in a form to be mutually agreed by Cymer and Zeiss LOB at the Closing, as amended, supplemented or otherwise modified from time to time.

“THL” means the Swiss Federal Tax Harmonized Law, as amended from time to time.

“Transfer” means any direct or indirect sale, assignment, disposition, exchange, mortgage, pledge or grant of a security interest in, foreclosure or any other transfer of any portion of, or economic or voting interest in, an Interest, but shall not include any sale, assignment, disposition, exchange, mortgage, pledge or grant of a security interest in, foreclosure or any other transfer of any capital stock of a Member Parent.  A “Transfer” shall also include any sale, assignment or other transfer by a Member Parent of any direct or indirect interest in the Member that is its Affiliate.  When used as a verb, the term “Transfer” refers to entering into any transaction or series of transactions that results in a “Transfer.”

“Work Plan” means a mutually agreed written schedule setting forth a description of a Project to be performed under this Agreement.

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“Zeiss Supply Agreement” means the Supply Agreement to be entered into between Zeiss LOB (or its Affiliate) and the Company at the Closing, substantially in the form attached hereto as Exhibit C, as amended, supplemented or otherwise modified from time to time.

(b)           Each of the following additional terms is defined in the Section set forth opposite such term:

Term	Section
Annual Maximum Required Funding Contribution	4.02(a)
Business	3.02
Business Plan	6.03(a)
Chief Executive Officer	6.01(a)
Committee of Representatives	6.01(a)
Closing	2.01
Company	Preamble
Fiscal Year	7.01
Gate Reviews	6.03(a)
Intellectual Property Agreement	Recital 3
Liquidating Event	11.05
Liquidator	11.06
Major Customer	11.04(a)
Members Meeting	6.01(a)
Non-Affiliate Transfer	10.02(a)
Non-Compete Period	11.02(b)
Non-Transferring Member	10.02(a)
Non-Triggering Party	11.02(a)
Other FPD Business Opportunities	3.02
Permitted Transferee	10.01(a)
Product	Recital 1
Project	6.03(a)
Proposed Transferee	10.02(a)
Representative	6.01(a)
Required Funding Contributions	4.02(a)
Swiss Corporate Documents	12.13
Swiss Trustee	6.08
Swiss Trust Agreement	6.08
Transferring Member	10.02(a)
Triggering Event	11.02(a)
Triggering Party	11.02(a)
Triggering Separation	11.04(b)

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ARTICLE 2
FORMATION OF THE COMPANY

Section 2.01.  Formation of the Company.  (a) As soon as reasonably practicable following the execution of this Agreement, Cymer and Zeiss LOB will contribute the initial capitalization of the Company of CHF 20,000.00 as set forth in Section 4.02(a) and take such other steps to form the Company as a Swiss limited liability company (Gesellschaft mit beschränkter Haftung) in accordance with the Swiss corporate legal implementation timetable attached as Exhibit F.  At the closing, which shall take place on a date to be mutually agreed between Cymer and Zeiss LOB consistent, to the extent reasonably practicable, with said timetable (the “Closing”), the following cash and property contributions (the “Capital Contributions”) will be made:

(i)    Each Member shall make the required funding contributions set forth in Section 4.02(a)(i).

(ii)   Cymer shall contribute, assign, transfer, convey and deliver to the Company all of Cymer’s right, title and interest in and to the Contributed Intellectual Property (as defined in the Contribution Agreement) on the terms and subject to the conditions set forth therein.

(b)           As soon as reasonably practicable after Closing, the Company shall use $[. . . *** . . .] of the required funding contribution to finance the purchase by the Company or its subsidiary of a demonstration Product, of which $[. .. . *** . . .] will be payable to Cymer and $[. . . *** . . .] will be payable to Zeiss LOB.

(c)           The Company shall have Articles of Association (Statuten) substantially in the form attached hereto as Exhibit G, subject to such modifications as may be required by the commercial register of the Canton of Zug as part of the registration process.

(d)           Cymer’s obligations at Closing hereunder shall be subject to the condition that the IMT IP Side Letter shall have been executed and delivered by IMT at or prior to the Closing.

Section 2.02.  Execution of Agreements by Company.  At the Closing, promptly following the Company’s registration in the commercial register of the Canton of Zug, the Members (i) will cause the Company to become a party to this Agreement by executing and delivering counterparts hereof and (ii) shall execute and deliver, in the case of Cymer to the extent it is a party thereto, and shall cause the Company to execute and deliver, (A) counterparts of the Intellectual Property

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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Agreement and Trademark License Agreement, (B) counterparts of each Supply Agreement and (C) each other Joint Venture Document that the Members shall mutually agree shall be executed at the Closing.

Section 2.03.  Execution of Agreements by Zeiss SMT.  At the Closing, promptly following the Company’s registration in the commercial register, Zeiss SMT (i) shall execute and deliver counterparts of (A) the Intellectual Property Agreement and (B) the Confidentiality Agreement and the IMT IP Side Letter, each as executed by IMT, (ii) shall cause Carl Zeiss Laser Optics GmbH to execute and deliver counterparts of the Zeiss Supply Agreement and (iii) shall cause any other Joint Venture Document which the parties have agreed shall be executed and delivered at Closing to be executed and delivered by any of its Affiliates that is a party thereto.

Section 2.04.  Representations And Warranties.  (a) Cymer hereby represents and warrants that as of the date hereof (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) it has the requisite power and authority to execute and deliver this Agreement and the other Joint Venture Documents and to fully perform its obligations hereunder and thereunder, (iii) the execution, delivery and performance of this Agreement and the other Joint Venture Documents have been duly authorized on the part of Cymer, (iv) it is not party to or affected by contractual or other legal obligations that would in any material respect interfere with its full performance of this Agreement or the other Joint Venture Documents, (v) Cymer owns the Contributed Intellectual Property (as defined in the Contribution Agreement) free and clear of any encumbrances (including any license other than any Existing Cross-Licenses), to the Company, as set forth in the Contribution Agreement, and (vi) the individuals executing this Agreement on behalf of Cymer have the authority to do so.

(b)           Zeiss LOB hereby represents and warrants that (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of Germany, (ii) it has the requisite power and authority to execute and deliver this Agreement and the other Joint Venture Documents and to fully perform its obligations hereunder and thereunder, (iii) the execution, delivery and performance of this Agreement and the other Joint Venture Documents have been duly authorized on the part of Zeiss LOB, (iv) it is not party to or affected by contractual or other legal obligations that would in any material respect interfere with its full performance of this Agreement or the other Joint Venture Documents, and (v) the individuals executing this Agreement on behalf of Zeiss LOB have the authority to do so.

(c)           Zeiss SMT hereby represents and warrants that (i) it is a stock corporation duly organized, validly existing and in good standing under the laws of Germany, (ii) it has the requisite power and authority to execute and deliver this Agreement and the other Joint Venture Documents to which it is a party and

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to fully perform its obligations hereunder and thereunder, (iii) the execution, delivery and performance of this Agreement and the other Joint Venture Documents to which it is a party have been duly authorized on the part of Zeiss SMT, (iv) it is not party to or affected by contractual or other legal obligations that would in any material respect interfere with its full performance of this Agreement or the other Joint Venture Documents to which it is a party, (v) the individuals executing this Agreement on behalf of Zeiss SMT have the authority to do so, and (vi) all right, title and interest in and to Foreground Technology (as defined in the Intellectual Property Agreement) conceived or reduced to practice by IMT or any Person under the control of IMT will be owned by SMT and that, upon execution and delivery of the IMT IP Side Letter by IMT, SMT will obtain all rights from IMT to fully perform its obligations under the Intellectual Property Agreement.

(d)           Notwithstanding any other provision contained in this Agreement, the Company shall be authorized to execute, deliver and perform this Agreement and the other Joint Venture Documents to which it is a party and all documents, agreements, certificates, or statements contemplated thereby or related thereto, each in the form attached hereto, or in the case of the Administrative Services Agreements, the Facilities License Agreements and the R&D Services Agreements, in the form mutually agreed by Cymer and Zeiss LOB at or before Closing, exclusive of any future amendments, without any further act, vote or approval of any Member or any other Person.

ARTICLE 3
PURPOSES OF THE COMPANY

Section 3.01.  Name. The name of the Company shall be “TCZ GmbH”.  The business of the Company shall be conducted under such name or names as the Members Meeting may from time to time determine in accordance with the provisions hereof based upon decisions taken by the Committee of Representatives.

Section 3.02.  Purpose.  The purpose of the Company is to develop, market, sell, integrate and service the Products and to engage in related application development based on the Products (the “Business”), and to search for other business opportunities for process tools for the manufacture of flat panel displays, and to take actions reasonably related thereto, in each case as set forth in greater detail in the Business Plan as in effect from time to time. If the Company identifies business opportunities for process tools for the manufacture of flat panel displays other than the Products and applications based on the Products (“Other FPD Business Opportunities”), the Company shall bring such Other FPD Business Opportunities to the attention of the Members, and the Members will discuss in good faith whether or not to expand the scope of the Business of the Company to pursue such Other FPD Business Opportunities.  For the avoidance of the doubt, the “Business” shall not include the development, marketing, selling,

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integration or services of tools other than the Products, unless the Members so agree and amend this Agreement to expand the definition of the Business accordingly.

Section 3.03.  Place of Business of the Company.  The principal place of business of the Company shall be located at such address as may be designated by the Members Meeting from time to time based upon decisions taken by the Committee of Representatives.

Section 3.04.  Registered Office; Registered Agent.  The address of the registered office of the Company in Switzerland shall be as determined by the Members and set forth in the Commercial Register.

Section 3.05.  Duration of the Company.  The Company shall continue until its termination in accordance with the provisions of Article 11.

Section 3.06.  Title to Company Property.  All property of the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, in its capacity as such, shall have any direct ownership interest in such property, except upon termination of the Company as set forth in Article 11.

Section 3.07.  Limited Liability.  Except as required by mandatory Swiss law, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

ARTICLE 4
PERCENTAGE INTERESTS; CAPITAL CONTRIBUTIONS

Section 4.01.  Percentage Interests; Capital Contributions.  (a) The names and Percentage Interests of the Members shall be as follows:

Name	Percentage Interest
Cymer	60%
Zeiss LOB	40%

(b)           The Percentage Interests shall not be subject to adjustment unless agreed by the Members, except as otherwise provided in Sections 6.03(c)(iii) or 11.03.

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(c)           Other than the Members’ initial capital contributions, their Required Funding Contributions, and Zeiss LOB’s obligations pursuant to Section 12.03 below, no additional funding or capital contribution of the Members shall be required, except as the Members may unanimously agree.

Section 4.02.  Funding Commitments.  (a) As soon as reasonably practicable after execution of this Agreement, each of the Members shall contribute their proportionate share of the Company’s nominal capital of CHF 20,000.00 based on their Percentage Interest for purposes of the formation of the Company in accordance with Exhibit F.  The Members from time to time shall be obligated to provide funds to the Company, as provided in this Section 4.02, up to the amount specified in Section 4.02(a)(iii), which each such Member shall make by way of a contribution of capital, in all cases, by wire transfer of immediately available funds.

(i)    At the Closing, Cymer shall contribute $14,170,000.00 in cash and Zeiss LOB shall contribute $[. . . *** . . .] in cash in respect of their required funding contributions for 2005, and Cymer shall contribute any property to be contributed pursuant to the Contribution Agreement.

(ii)   The amount and timing of subsequent required funding contributions under this Section 4.02 (“Required Funding Contributions”) shall be determined by the Chief Executive Officer consistent with the then current Business Plan as in effect from time to time, subject to the provisions of Section 4.02(a)(iii).  Each Member shall make each such funding contribution within ten business days of receipt of a Capital Call Notice from the Company.

(iii)  No Member shall be required to contribute to the Company an amount for any Budget Year that exceeds its proportionate share (determined on the basis of its Percentage Interest) of the annual maximum required funding contribution amount (the “Annual Maximum Required Funding Contribution”) for such Budget Year (which shall cover the Company’s expected funding requirements for the period ending 15 months after the beginning of such Budget Year), set forth for such Budget Year in the then current Business Plan as may be in effect from time to time, or, absent an updated Business Plan containing an Annual Maximum Required Funding Contribution for such Budget Year, the amount determined as provided in Section 6.03(c).

(b)           If a Member fails to contribute its required portion of any Required Funding Contribution as and when required by this Agreement, the Company shall then notify the Members in writing of such default, specifying the default in reasonable detail, and if the defaulting Member shall not have cured such default within ten business days after receipt of such default notice, such failure shall be deemed a material breach of this Agreement and in addition to, and without

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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prejudice to, any and all other remedies, the non-defaulting Member may treat such default as a “Triggering Event” pursuant to Section 11.02(a), except that the non-defaulting Member shall be treated as the Non-Triggering Party and the defaulting Member shall be treated as the Triggering Party thereunder.  The foregoing shall be exercisable by written notice from non-defaulting Member to the defaulting Member, given within 30 days after receipt of the default notice.

Section 4.03.  Other Matters.  (a) Except as otherwise provided in this Agreement, no Member shall demand or receive a return of its capital contributions or resign from the Company without the consent of the other Member.  Under circumstances requiring a return of any capital contributions, no Member shall have the right to receive property other than cash, except as may be specifically provided herein.

(b)           No Member shall receive any interest, salary or drawing with respect to its capital contributions or for services rendered on behalf of the Company or otherwise in its capacity as a Member, except as otherwise contemplated by this Agreement.

ARTICLE 5
DISTRIBUTIONS

Section 5.01.  Distributions.  After the date of Closing, when, if and as determined by the Members Meeting or required by a Member pursuant to Section 5.02, the Company shall make available the Net Income of the Company for distribution to the Members (or to any Affiliate of a Member designated by such Member) in proportion to their Percentage Interests, and each Member agrees to vote its shares in favor of such a distribution; provided that Intellectual Property Rights owned or licensed by the Company shall be distributed only in accordance with the Intellectual Property Agreement or otherwise upon termination and dissolution of the Company in accordance with Article 11.  With respect to the amount to which each Member is entitled pursuant to the preceding sentence, such Member may elect, at its sole option, to (i) receive such amount in cash or, if so determined by the Members Meeting, property or (ii) treat such amount as part of such Member’s funding contribution for purposes of satisfying its Required Funding Contribution.

Section 5.02.  Member’s Right to Require Distribution.  Either Member shall have the right to require the Members Meeting to make a distribution of the Net Income of the Company to the Members under Section 5.01, provided that the Company will have sufficient available funds on hand after the distribution to meet 110% of its reasonably foreseeable working capital requirements during the 18 months following the date of such distribution based on the more conservative of the (a) the financial projections in the then current Business Plan or (b) the most recent financial projections approved by the Members Meeting.

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Section 5.03.  Amounts Withheld.  The Company is authorized to withhold from distributions to the Members and to pay over to any federal, cantonal, communal or foreign government any amounts which it reasonably determines may be required to be so withheld pursuant to the THL or any provisions of any other federal, cantonal, communal or foreign law.  All amounts withheld pursuant to the THL or any provision of any federal, cantonal, communal or foreign tax law with respect to any distribution to any Member shall be treated as amounts distributed to such Member pursuant to this Article for all purposes under this Agreement.

Section 5.04.  Dissolution.  Upon dissolution and winding up of the Company, the Company shall make distributions in accordance with Article 11.

Section 5.05.  No Distributions in Violation of Law.  Notwithstanding any other provision contained in this Agreement, the Company shall not be required to make a distribution to any Member to the extent that such distribution would violate mandatory Swiss law.

ARTICLE 6
CORPORATE GOVERNANCE

Section 6.01.  Members Meeting and Committee of Representatives.  (a) Except as otherwise provided in this Agreement, the business and affairs of the Company shall be managed by the Chief Executive Officer (the “Chief Executive Officer”) under the supervision of the meeting of all the Members of the Company (the “Members Meeting”), as specified in this Agreement.  The actions set forth in Section 6.01(c) below may not be taken by the Company without the approval of a group of individuals acting as representatives of the Members (the “Committee of Representatives”).  On the basis of such approval, any action so approved shall be presented by the Committee of Representatives to the Members Meeting.

(b)           Except as otherwise provided in Section 10.02(b), Section 11.03 and Section 11.04, the Committee of Representatives shall consist of four individuals (each a “Representative”).  Two of such Representatives shall be designated by Cymer and two such Representatives shall be designated by Zeiss LOB.  Each Representative (i) shall hold office until a successor shall have been duly designated or if earlier, such Representative’s death, resignation or removal and (ii) except as otherwise provided in Section 11.03, may be removed only by the Member having designated such Representative.

(c)           In addition to the actions requiring consent of the Members pursuant to Section 6.04 below, the following actions may not be taken by the Company or by the Chief Executive Officer acting on behalf of the Company without

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obtaining the approval of the Members Meeting acting on the recommendation of the Committee of Representatives as set forth herein:

(i)    adoption or amendment of a Business Plan and the product development process as described in Section 6.03(a)(iii);

(ii)   entering into or making any loans or advances to, guarantees for the benefit of, or investments by the Company, in excess of $100,000, other than trade credit in the ordinary course of business and investments in cash or cash equivalents in accordance with an investment policy adopted by the Members Meeting;

(iii)  entering into any agreement or commitment (or series of related agreements or commitments) outside the ordinary course of business involving an aggregate value of more than $100,000 per year;

(iv)  entering into any transaction with any Member or Affiliate of any Member other than the transactions contemplated hereby and by the other Joint Venture Documents for which a final form has been agreed;

(v)   any acquisition or disposition (in a single transaction or a series of related transactions) of any assets, business or operations outside the ordinary course of business in an aggregate value of more than $100,000;

(vi)  subject to the terms of the Intellectual Property Agreement, licensing the Company’s Intellectual Property outside the ordinary course of business or commencing or settling any litigation or claim involving the Company’s Intellectual Property; or

(vii) commencing or settling any material litigation or claim.

Section 6.02.  Officers.  (a) The Company will be managed by the Chief Executive Officer, who will act as “Geschäftsführer” under applicable Swiss law, in accordance with the Company’s then current Business Plan as in effect from time to time.  Without limiting the generality of the foregoing, the Chief Executive Officer will be responsible for managing the following activities of the Company, in accordance with the Company’s then current Business Plan as in effect from time to time: (i) sales and marketing, (ii) application development, (iii) supply management, (iv) service and support to the Company’s customers, (v) systems integration, (vi) business development and (vii) accounting, finance, and general and administrative functions.  The Chief Executive Officer may delegate any of such authority to the other officers of the Company.  The other officers of the Company may include one or more vice presidents or other officers as the Chief Executive Officer may in his or her discretion determine.  One person may hold the offices and perform the duties of any two or more of said offices.

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All of the officers of the Company shall report to the Chief Executive Officer of the Company.

(b)           The Member with the greater Percentage Interest shall have the right to appoint the Chief Executive Officer of the Company, provided that such appointment shall be subject to the approval of the other Member, which approval shall not be unreasonably withheld or delayed.  The Chief Executive Officer may be removed at any time by the Members Meeting.

(c)           The officers of the Company (other than the Chief Executive Officer) shall be appointed by the Chief Executive Officer to hold office for such term as the Chief Executive Officer may determine; provided that such appointment shall be subject to the approval of the Members Meeting, which approval shall not be unreasonably withheld or delayed.  Each such officer shall hold office until his or her successor is appointed, or until the earlier of his or her death, resignation or removal, and may be removed with or without cause at any time by the Chief Executive Officer.  The remuneration of each such officer shall be approved by the Members Meeting.  Each Member may suggest one or more candidates for such other officers, which suggestions the Chief Executive Officer shall consider in good faith, and, if the Chief Executive Officer rejects such suggestions, the Chief Executive Officer shall, if so requested, explain his or her reasons for the rejection.  Each Member shall, if so requested by the Chief Executive Officer, reasonably assist the Chief Executive Officer in locating candidates for positions with the Company within the ranks of the Member’s employees and in recruiting such candidates to join the Company.

(d)           Unless mutually agreed by the Members, commencing no later than ninety (90) days after the Closing, each officer of the Company (including the Chief Executive Officer), and each other employee of the Company that has been transferred to the Company from either Cymer or Zeiss SMT or their respective Affiliates, shall be a full-time employee of the Company and devote 100% of such person’s full professional and business-related time to the Company.  Unless mutually agreed by the Members, no officer of the Company shall be permitted to participate in any compensation program of either Member, provided that nothing in this provision shall prohibit any officer from retaining and exercising any stock options granted to such officer prior to becoming an officer of the Company or participating in any health and welfare benefits plans of a Member provided to the officer pursuant to an Administrative Services Agreement.

Section 6.03.  Business Plan.  (a) The Company will be subject to and managed in accordance with a Business Plan (the “Business Plan”) which will cover a rolling period of [. . . *** . . .] Budget Years and will be revised annually.  The Company’s initial Business Plan for the partial year [. . . *** . . .] and years [. . . *** . . .] is identified in Schedule A hereto.  Such initial Business Plan will remain in effect until modified or superseded by the Members Meeting in accordance with the terms hereof.  The Business Plan will include, without limitation:

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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(i)    the long-term objectives of the Company in light of its then current strategic, competitive and technology position, the Product roadmap and the broad Areas of Responsibility of each Member;

(ii)   a schedule or timetable with a description of all milestones (including technical milestones, business milestones and financial milestones) and/or Deliverable due dates;

(iii)  a schedule of “Gate Reviews” to be held by the Members Meeting in accordance with a product development process, which shall be prepared by the Chief Executive Officer of the Company and approved by the Members Meeting, during which Gate Reviews the Members Meeting will determine whether milestones and/or Deliverable due dates have been met or achieved;

(iv)  a Work Plan for the Members, the Suppliers and the Company with respect to each distinct area of inquiry (each such area, a “Project”) containing with respect to such Project (1) the identity of the project managers for the Project and/or the manner in which they will be selected; (2) a description of any performance, status and operational reports to be generated during the Project; (3) quality criteria for assessing the performance of the Suppliers and the Company, as the case may be, during such Project including, but not limited to, performance criteria for milestones, classifications of the severity of errors or failures, and response processes for the correction of any such errors or failures; and (4) any other terms and conditions agreed upon by the Members with respect to a Project;

(v)   a Work Plan for the Company with respect to its Area of Responsibility with respect to each Project;

(vi)  financial projections (including projected balance sheet, income statement and cash flow, as well as projected Annual Maximum Required Funding Contributions) for each of the [. . . *** . . .] Budget Years covered by the Business Plan;

(vii) the Annual Maximum Required Funding Contribution for the next Budget Year, which shall cover the Company’s expected funding requirements for the period ending [. . . *** . . .] months after the beginning of such Budget Year); and

(viii)                performance metrics for the Company for the next Budget Year for use in assessing the performance of the Chief Executive Officer.

(b)           With respect to each Budget Year after [. . . *** . . .] the Chief Executive Officer will develop and present to the Members no later than [. . . *** . . .] of

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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each year a proposed revised and updated Business Plan that has been rolled forward for another year.  For the avoidance of doubt, unless a new Business Plan is approved by the Members Meeting, the Company will be subject to and managed in accordance with the then current Business Plan as in effect from time to time.

(c)           During any Budget Year for which the Members Meeting has not approved a revised Business Plan by [. . . *** . . .], the Annual Maximum Required Funding Contribution for such Budget Year shall be established as follows:

(i)    Each Member shall not later than [. . . *** . . .] notify the Chief Executive Officer and the other Member in writing of its proposal for the Annual Maximum Required Funding Contribution for such Budget Year; provided that neither Member’s proposal may be [. . . *** . . .] than [. . . *** . . .]% or [. . . *** . . .] than [. . . *** . . .]% of the [. . . *** . . .] of (A) the [. . . *** . . .] for such [. . . *** . . .] as specified in the [. . . *** . . .] by the [. . . *** . . .], or (B) the [. . . *** . . .] as specified in the [. . . *** . . .] proposed by the [. . . *** . . .].

(ii)   The issue shall be immediately escalated for expedited resolution by the Chairman of the Board (or equivalent officer) of each Member as provided in Section 12.10(a).

(iii)  If the matter is not resolved by [. . . *** . . .] of any year, then the Member proposing the [. . . *** . .. .] Annual Maximum Required Funding Contribution for such Budget Year shall have the option, at its election, by notice given no later than [. . . *** . . .] of the following year either (A) to establish the [. .. . *** . . .] amount as the Annual Maximum Required Funding Contribution for such Budget Year and to agree to pay, as an additional capital contribution to the Company, the difference between the amounts last proposed by each Member, and upon such payment the paying Member’s Percentage Interest shall be increased to a percentage equal to the [. . . *** . . .] of (x) the [. . . *** . . .] of the [. .. . *** . . .] by the [. . . *** . . .] since [. . . *** . . ..] the Company (including pursuant to [. . . *** . . .]), [. .. . *** . . .] by (y) the [. . .. *** . . .] of the [. . . *** .. . .] by [. . . *** . . .] (including pursuant to [. . . *** . . .]) since [. . . *** . . .] the Company, and the [. . . *** . . .] Percentage Interest shall be [. . . *** . . .] accordingly), or (B) to establish the Annual Maximum Required Funding Contribution for such Budget Year as an amount equal to [. .. . *** . . .] of the amounts proposed by each Member.

Section 6.04.  Company Actions Requiring Consent of Members.  In addition to the actions requiring consent of the Members acting on the recommendation of the Committee of Representatives pursuant to Section 6.01(c),

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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the following actions may not be taken by the Company or by the Chief Executive Officer unless approved by all Members pursuant to a decision or resolution of the Members Meeting:

(a)           any amendment of this Agreement, any other Joint Venture Document or the Company’s Articles of Association;

(b)           issuance of any new shares or admission of any new Members (and each Member agrees to grant such consent for admission of a Permitted Transferee);

(c)           redemption or repurchase of any shares;

(d)           authorizing or committing the Company to a change in the scope of the Business;

(e)           taking any actions in respect of the dissolution or liquidation or winding-up of the Company (except as permitted pursuant to Section 11.05(c)) or the filing or acquiescing to the filing of a petition in respect of the Company under bankruptcy or insolvency laws, or the making of any assignment for the benefit of creditors;

(f)            any merger, consolidation, reorganization (including conversion) or other business combination involving the Company or any of its Affiliates (other than of a wholly owned Affiliate with or into another wholly owned Affiliate) or any acquisition of the Company or any of its Affiliates by another entity by means of any transaction or series of related transactions or the sale of all or substantially all of the assets of the Company;

(g)           appointment and removal of the Chief Executive Officer and of the Swiss Trustees;

(h)           approval of the Company’s annual financial statements and any corporate resolutions regarding the use of net profit for distributions;

(i)            any discharge of the Chief Executive Officer and/or of the Swiss Trustees from liability pursuant to applicable Swiss corporate law;

(j)            division of any shares of the Company; or

(k)           commencing any litigation or filing any claims in Swiss court against the Chief Executive Officer or any of the Swiss Trustees or a Member for damages resulting from the Company’s formation or management.

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Section 6.05.  Meetings of Committee of Representatives.  (a) Regular Meetings.  The Committee of Representatives shall hold regular meetings at least quarterly, rotating between a location in the United States determined by Cymer and a location in Germany determined by Zeiss LOB, or such other location as determined by the Committee of Representatives.  Written notice of each meeting shall state the place, date and hour of such meetings, and include an agenda of matters to be considered at the meeting.  Notice shall be given in the manner prescribed herein not fewer than seven days nor more than 60 days before the date thereof.

(b)           Special Meetings.  In addition, any Representative may, on at least five business days prior written notice to the other Representatives, call a special meeting of the Committee of Representatives, specifying in reasonable detail in such notice the purpose of such meeting.

(c)           Quorum.  The presence of three Representatives shall constitute a quorum for the transaction of business at a duly noticed meeting of the Committee of Representatives.  If a quorum shall fail to be present for such a meeting, then any Representative may provide a supplemental notice to the other Representatives rescheduling such meeting at least 48 hours after such supplemental notice.  For the avoidance of doubt, a quorum shall be required at such rescheduled meeting.

(d)           Objections.  Attendance of a Representative at a meeting shall constitute a waiver of notice of such meeting, except if such Representative attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business at such meeting because the meeting has not been validly called, noticed or convened.

(e)           Chair of Meeting.  Prior to each meeting, one of the Representatives shall be designated as lead Representative to serve as chair of the meeting.  The lead Representative shall rotate from meeting to meeting between a Representative designated by Zeiss LOB and a Representative designated by Cymer.

(f)            Taking Decisions.  Except where this Agreement specifically provides otherwise, any decision taken at a meeting of the Committee of Representatives must be approved as follows: (i) if the Committee of Representatives consists of four Representatives and Cymer and Zeiss LOB are each entitled to designate two Representatives, the decision shall require the consent of [. . . *** . . .] Representatives; (ii) if the Committee of Representatives is increased to five Representatives pursuant to Section 10.02 of this Agreement, the decisions shall require only the consent of the Representatives of the Member having a [. . . *** . . .] of the Percentage Interests; and (iii) if one Member is entitled to designate all the Representatives pursuant to Section 11.03, the decisions shall require [. . . *** .. . .] the consent of the Representatives of that Member.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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(g)           Expenses.  Each Member shall pay all reasonable travel and other expenses of the Representatives designated by such Member in connection with participating in meetings of the Committee of Representatives.

Section 6.06.  Decision by Consent.  Any decision required or permitted to be taken by the Committee of Representatives or Members Meeting, either at a meeting or otherwise, may be taken without a meeting if all Representatives or Members consent thereto in writing.  Any such decision of the Committee of Representatives, taken without a meeting, must be confirmed in writing by all Representatives.  Any such decision of the Members Meeting, taken without a meeting, shall be confirmed in writing by all the Members.

Section 6.07.  Telephonic Meetings.  Representatives may participate in a meeting of the Committee of Representatives by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 6.08.  Swiss Legal Implementation.  (a) The Members undertake to participate in Members Meetings and to exercise their voting rights with regard to and in strict compliance with the provisions of this Agreement.  With respect to any action reserved for and approved by the Committee of Representatives pursuant to Section 6.01(c), the Members undertake to and shall use their voting rights in Members Meetings in such way as to ensure that the decisions taken by the Committee of Representatives are approved.

(b)           For the purposes of implementing the corporate governance structure set forth in the other provisions of this Article 6 in a manner consistent with applicable Swiss corporate law, the Company shall have in addition to the Chief Executive Officer, two additional “Geschäftsführer”, each one designated by each of the Members and each being a Swiss resident (each a “Swiss Trustee”)

(c)           The Swiss Trustees shall exercise their powers as Geschäftsführer each in accordance with a trust agreement (the “Swiss Trust Agreement”), substantially in the form attached hereto as Exhibit H, to be entered into among the Swiss Trustees and the Members, which agreements shall provide, among other things, that the Swiss Trustees shall only act on joint instructions from both Members.  The Swiss Trustees shall be granted power to sign for the Company only jointly by two and not individually, such power to be exercised solely in accordance with the Swiss Trust Agreement, which power shall be entered into the commercial register.

(d)           The Chief Executive Officer shall exercise his powers as Geschäftsführer so as to vote for, ratify, give full effect to and facilitate, and not to hinder or contravene, any decision or action taken by the Members Meeting in

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accordance with the other provisions of this Agreement.  The Chief Executive Officer shall be granted power to sign for the Company individually, such power to be exercised solely in accordance with this Section 6.08(d) and the other provisions of this Agreement, which power shall be entered into the commercial register.  This Section 6.08(d) shall not confer on the Chief Executive Officer any power or authority not otherwise conferred on such officer in accordance with the other provisions of this Agreement.

(e)           It is understood and agreed that this Section 6.08 is intended to implement the corporate governance structure set forth in the other provisions of this Article 6 in a manner consistent with applicable Swiss corporate law.  Accordingly, this Section 6.08 shall not require, authorize or permit the Chief Executive Officer, or the Swiss Trustees to take any decision or action not otherwise authorized, permitted or required under the other provisions of this Article 6.  To the extent any decision or action to be taken in accordance with the other provisions of this Article 6 cannot be implemented effectively pursuant to this Section 6.08 in a manner consistent with applicable Swiss corporate law, the Members hereby agree to amend this Section 6.08 as may be reasonably necessary for such implementation.

Section 6.09.  Nature of Obligations among Members.  Except as otherwise provided in this Agreement or by written agreement among the Members, no Representative shall have any authority to act for or assume any obligation or responsibility on behalf of any Member or the Company, and no Member shall have any authority to act for or assume any obligation or responsibility on behalf of any other Member or the Company.

ARTICLE 7
ACCOUNTING AND TAX MATTERS

Section 7.01.  Fiscal Year/Independent Auditors.  The fiscal year of the Company (the “Fiscal Year”) shall end on December 31st of each year.  The Members Meeting shall select the Company’s independent auditors, which shall be a recognized international accounting firm based upon decisions taken by the Committee of Representatives.

Section 7.02.  Books and Records.  (a) The Company shall keep, including through bookkeeping services rendered pursuant to the Administrative Services Agreement, adequate books and records at its principal office.  Such books and records shall include a current list of the full name and last known business, residence or mailing address of each Member, originals of this Agreement, and any amendments thereto (and any signed powers of attorney pursuant to which any such document was executed), a copy of the Company’s federal, cantonal, communal and other tax returns and reports, if any, and annual financial statements of the Company, for the [. . . *** . . .] ([. . . *** . . .]) most recent [. . . *** . . .], and minutes of

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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proceedings of the Members Meeting.  The Company’s books of account and business records shall be filed and preserved for a period of at least [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] or such longer period as required by law.

(b)           The Company shall permit each Member and its officers, agents and representatives, upon reasonable advance notice and during normal business hours and such other times as any such Member may reasonably request, to:  (i) visit and inspect any of the properties of the Company; (ii) examine the corporate and financial records of the Company and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances, and accounts of the Company with the Representatives, officers, employees, and independent accountants of the Company.  In addition, the Company shall require its independent accountants to make available to the Members copies of all reports, investigations and work papers prepared by such accountants during the course of any audit of the Company or otherwise, provided that the Members may be required to enter into the standard form of agreement customarily required by such independent accountants as a condition to access to such material.  Any Member may, at its own expense, request and obtain a separate audit of the Company’s books by its own accountant, provided that such separate audit is not made more frequently than [. . . *** . . .] in each Fiscal Year and that at least [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] prior written notice of such request is given to the Chief Executive Officer.  The Chief Executive Officer shall cause the Company’s officers and employees to cooperate with such Member’s accountant in the execution and preparation of such audit, including providing customary certifications to such Member’s accountant.

Section 7.03.  Financial Reports.  (a) The Company, at its expense, shall provide or cause to be provided to each Member, no later than thirty days after the close of each of the first three quarters of the Company’s Fiscal Year, and no later than ninety days after the end of each such Fiscal Year, a financial report of the business and operations of the Company prepared in accordance with GAAP consistently applied, relating to such period, which report shall include (i)  a balance sheet as at the end of such period, (ii) a statement of income (loss) containing actual operating performance vs. budgeted operating performance for the current period and the year-to-date, and (iii) a cash flows statement (including sources and uses of funds) for the current period and the year-to-date, and in each case a comparison of the period then ended with the corresponding period in the Fiscal Year immediately preceding such periods, which, in the case of the report furnished after the close of the Fiscal Year, shall be audited by the Company’s independent certified public accountants, and which, in the case of the reports furnished after each of the first three quarters of the Company’s Fiscal Year, shall be unaudited and shall not include any notes thereto.  In addition, the quarterly financial statements shall be accompanied by (x) a statement of changes in Members’ equity containing a detail of Capital Contributions, distributions and income/loss allocations for each of the Members and in total, for the current period and the year-to-date, and (y) an analysis, in reasonable detail, of the variance between the Company’s operating results and the corresponding amounts

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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in the then current annual Budget.  The quarterly financial reports may in each case be subject to normal year-end adjustments.  In addition, the Members shall be entitled to any other financial information, including monthly management reports in the form produced by the Company, that the Members may reasonably request.

Section 7.04.  Tax Matters.  The Company and its Affiliates shall abide by the tax law and regulations in each jurisdiction in which it operates and shall cooperate with the Members to provide documents and information that either Member may need to file its own tax returns in any jurisdiction.

ARTICLE 8
CERTAIN COVENANTS

Section 8.01.  Press Release.  Upon the Closing or such other time as may be mutually agreed, Cymer and Zeiss SMT shall issue a mutually agreed joint press release, announcing the formation of the Company and their collaboration under this Agreement.

Section 8.02.  Non-Competition.  In order to ensure the requisite level of dedication to enable the Company to offer the most competitive products in the marketplace, until such time as a Member ceases to be, directly or through an Affiliate, a Member of the Company (at which time such Member and its Affiliates may become subject to the non-compete covenant set forth in Section 11.02(b)) or the Company is dissolved, neither such Member nor any of its Affiliates shall engage, either directly or indirectly, as a principal for its own account or solely or jointly with others, or as a stockholder in any corporation or joint stock association, in any business engaged in the Business (other than the Company or as contemplated by the Joint Venture Documents).  For the avoidance of doubt, without limiting the generality of the foregoing covenant, it is acknowledged and agreed that until such time as a Member ceases to be, directly or through an Affiliate, a Member of the Company (at which time such Member and its Affiliates may become subject to the non-compete covenant set forth in Section 11.02(b)) or the Company is dissolved, neither such Member nor any of its Affiliates shall knowingly supply services, products or components for use in products or services competitive with the Business or the Products of the Company; provided, however, that if neither IMT nor any Person under its control continues to act as supplier of Stages (as defined in the Supply Agreement) or other products to the Supplier or an Affiliate of the Supplier under the Zeiss Supply Agreement, IMT and any Person under its control shall cease to be subject to the foregoing covenant [. . . *** . . .] after the date IMT and any person under its control ceased to act as a supplier.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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ARTICLE 9
EXCULPATION AND INDEMNIFICATION

Section 9.01.  Exculpation and Indemnification.  Each Member agrees that it shall vote its shares in the Company and take all other necessary action in its capacity as a shareholder of the Company (including, to the extent permissible pursuant to applicable law, causing the Company to call a special meeting of Members) to provide for (a) the elimination of the liability of each Representative on the Committee of Representatives to the maximum extent permitted by applicable law (and each Member hereby irrevocably waives any right to pursue and agrees to vote its shares and take all other necessary action in its capacity as a shareholder of the Company not to pursue any such eliminated liability) and (b) indemnification of each Representative on the Committee of Representatives for acts on behalf of the Company, if any, to the maximum extent permitted by applicable law.

ARTICLE 10
DISPOSITION OF INTERESTS

Section 10.01.  General.  (a) No Member may Transfer all or any part of its Interest, and no Member Parent may Transfer its direct or indirect interest in a Member that is its Affiliate (each a “Transfer of an Interest”), without the consent of the other Member, except that no consent shall be required for (and the non-Transferring Member shall give any consent that may be required under mandatory Swiss company law to effect) the direct or indirect Transfer by the Member of the entirety of a Member’s Interest or by a Member Parent of the entirety of its interest in a Member that is its Affiliate to

(i)    any Affiliate of such Member; or

(ii)   with respect to any Transfer [. . . *** . . .], any other Person if (x) such other Person is not a competitor of the other Member or Member Parent and (y) the aggregate purchases by the Company and its Affiliates of Products containing Core Components (as such terms are defined in the Supply Agreement between the relevant Member or its Affiliate and the Company) from the relevant Member or its Affiliate under the Supply Agreement during the last four fiscal quarters of the Company for which financial statements are available accounted for not more than [. .. . *** . . .]% of the Company’s aggregate cost of (A) the bill of materials for goods sold and (B) system integration during the same period (each of the transferees referred to in clauses (i) and (ii) above a “Permitted Transferee”); and no Permitted Transferee may Transfer any or all of its Interest, except the entirety of its Interest to another Permitted Transferee.  In the event a Member transfers its Interest to an Affiliate, such Affiliate shall, unless otherwise agreed by the other Member, assume

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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all of the transferring Member’s obligations under this Agreement and such Member hereby agrees to irrevocably and unconditionally guarantee to the Company and the other Member the timely payment and performance by such Affiliate of such Member’s obligations thereunder for so long as such transferee remains an Affiliate of the transferring Member.

(b)           Any Transfer of an Interest that is not made in compliance with the provisions of this Agreement shall be void, and the Company shall not recognize any such Transfer.  Any purported or attempted transfer of any Interest that is not made in compliance with the provisions of this Agreement shall constitute a material breach of this Agreement.  Notwithstanding anything else contained herein, no Transfer shall be made except in compliance with applicable law.

(c)           For the avoidance of doubt, the provisions of this Article 10 shall not apply to any Transfer of any direct or indirect interest in a Member that could be deemed to occur as a result of a change of control involving the relevant Member Parent.

Section 10.02.  Non-affiliate Transfers.  (a) Prior to any Transfer of an Interest permitted under Section 10.01(a)(ii) above, the Member or Member Parent, as the case may be, who proposes to Transfer its Interest (the “Transferring Member”) (such transferee, the “Proposed Transferee” and such transfer, a “Non-Affiliate Transfer”) shall give the other Member (the “Non-Transferring Member”) written notice of its intention, describing the Proposed Transferee, the price and the terms and conditions of the proposed Transfer.  The Non-Transferring Member shall have a right [. . . *** . . .] to purchase the Transferring Member’s Interest at [. . . *** . . .] and upon [. . . *** . . .] by the Proposed Transferee.  The Non-Transferring Member shall have thirty (30) days from the receipt of such notice to agree to purchase the Transferring Member’s Interest by giving written notice to the Transferring Member.  If the Non-Transferring Member fails to exercise its right [. . . *** . . .] under this Section 10.02(a), the Transferring Member shall have thirty (30) days thereafter to sell its Interest to the Proposed Transferee at a price and upon terms and conditions [. . . *** . . .] to the Proposed Transferee than specified in the Transferring Member’s notice to the Non-Transferring Member of the proposed Transfer.  If the Transferring Member does not sell its Interest to the Proposed Transferee during such thirty (30) day period, the Transferring Member shall not thereafter Transfer its Interest, without first offering such Interest to the Non-Transferring Member in the manner provided above.

(b)           Following the consummation of a Transfer of an Interest either (x) to a Proposed Transferee pursuant to a Non-Affiliate Transfer or (y) to the Non-Transferring Member upon the exercise of such Member’s right [. .. . *** . . .] pursuant to Section 10.02(a) above:

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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(i)    the Transferring Member and its Affiliates shall be subject to the non-compete covenant set forth in Section 11.02(b) as if the Transferring Member were the Triggering Party; provided that the Non-Compete Period shall begin on the date of the [. . . *** . . .] of the Transfer and end on the [. . . *** . . .] of the [. . . *** . . .] of such [. . . *** . . .] or the [. . . *** . . .] of the [. . . *** . . .]; and

(ii)   (A)  the Representatives of the Transferring Member shall be automatically removed from the Committee of Representatives and (B) if the Transferring Member is [. . . *** . . .] or its Affiliate, (1) the size of the Committee of Representatives shall be increased to five Representatives, (2) each Member shall be entitled to designate a number of Representatives that is in proportion to its Percentage Interest (three Representatives for a 60% Percentage Interest, two Representatives for a 40% Percentage Interest) and (3) actions by or decisions of the Committee of Representatives shall no longer require [. . . *** . . .] pursuant to Section 6.05(f), but only approval by [. . . *** . . .] of the Representatives participating at a duly convened meeting at which a quorum is present (in person or by proxy).

Section 10.03.  Recognition of Transfers.  (a)  Prior to any Transfer of its Interest as permitted by this Article 10, the Member transferring such Interest shall give written notice of such Transfer to the other Member and to the Company.  Upon receipt of such written notice, the Company shall notify the transferee of the transfer restrictions contained in this Agreement.

(b)           No transferee shall be admitted to the Company as a Member unless the Transfer was permitted hereby.  Subject to the foregoing, each such transferee, as a condition to its admission as a Member, shall execute and deliver to the Company such instruments, in form and substance satisfactory to the Members, as the Members shall reasonably deem necessary or desirable to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement (as it may be amended in connection with the admission of such transferee as a Member).  The Members agree to amend this Agreement to the extent necessary to reflect the transfer and admission of the new Member and to continue the Company without dissolution.  Upon execution of such instruments, the transferee shall be admitted to the Company as a Member.  Immediately following the admission of the transferee to the Company as a Member, the Member who has thereby transferred all of its Interest shall cease to be a Member of the Company.  The transferee, as a Member of the Company, and the other Member are hereby authorized to, and shall, continue the business of the Company without dissolution.

(c)           Any transferee who is admitted to the Company as a Member shall succeed to the rights and powers (including distribution preferences), and be

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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subject to the restrictions and liabilities, of the transferor Member to the extent of the Interest transferred.

ARTICLE 11
TERMINATION, DISSOLUTION AND LIQUIDATION

Section 11.01.  Term.  The term of the Company shall continue until the Company is dissolved pursuant to this Article.

Section 11.02.  Triggering Events.  (a) Within the first 15 days of each [. . . *** . . .] (beginning in [. . . *** . . .]) either Member (such Member, the “Triggering Party”) may, for convenience, notify the other Member (the “Non-Triggering Party”) in writing of its election to treat such notice as a “Triggering Event.”

Upon notice of a Triggering Event, the Non-Triggering Party will notify the Triggering Party in writing within 15 days of the Non-Triggering Party’s exercise of one of the following options:

(i)    purchase the Triggering Party’s Interest at a [. . . *** . . .] ([. . . *** . . .]); provided that the Triggering Party shall remain liable for any Required Funding Contributions for the Fiscal Year in which the Triggering Event occurs, pro-rated for the period from the beginning of such Fiscal Year to the Triggering Event, and provided further that the Triggering Party shall be entitled to receive, in addition to the cash purchase price, any royalties if and as payable to it pursuant to the Intellectual Property Agreement; or

(ii)   dissolve and commence winding up of the Company pursuant to Section 11.05(c).

Upon receipt by the Triggering Party, such notice shall be final and irrevocable, unless otherwise agreed by the Triggering Party.

(b)           If the Non-Triggering Party has exercised its option (i) pursuant to Section 11.02(a), then effective from the consummation of the purchase of the Triggering Party’s Interest by the Non-Triggering Party, the Triggering Party and its Affiliates shall not for a period beginning on the date of such [. . . *** . . .] and ending on the [. . . *** . . .] of the [. .. . *** . . .] of such [. . . *** . . .] or the [. . . *** . .. .] of the [. . . *** . . .] (the “Non-Compete Period”) engage, either directly or indirectly, as a principal for its own account or solely or jointly with others, or as a stockholder in any corporation or joint stock association, in any business engaged in the Business (other than the Company).  For the avoidance of doubt, without limiting the foregoing covenant, it is acknowledged and agreed that

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

27

neither the Triggering Party nor any of its Affiliates shall knowingly supply services, products or components for use in products or services competitive with the Business or the Products of the Company during the Non-Compete Period (other than to the Company and its Affiliates and the Non-Triggering Party).

(c)           If the Non-Triggering Party exercises its option (ii) pursuant to Section 11.02(a), (A) the Intellectual Property Rights of the Company shall be distributed to the Members as joint owners of an equal undivided interest therein with no duty to account to the other party and (B) each Member shall be entitled to receive, as soon as possible and in any event within 30 days after the exercise of such option by the Non-Triggering Party, copies of source code, documentation and other materials as may be necessary to continue to develop the Products.

Section 11.03.  Breach under this Agreement or Event of Default under Supply Agreements.  If a material breach of this Agreement, including without limitation any failure by a Member to pay its Required Funding Contributions when due, or an Event of Default (as defined in the Supply Agreements) on the part of the Supplier that is an Affiliate of such Member occurs and remains unremedied for a period of 30 days following notice thereof from the non-defaulting Member and is continuing, in addition to, and without prejudice to, any and all other remedies, the non-defaulting Member may, at its option, either (A) treat such default as a “Triggering Event” pursuant to Section 11.02(a) except that the non-defaulting Member shall be treated as the Non-Triggering Party and the defaulting Member shall be treated as the Triggering Party thereunder or (B) remove the two Representatives on the Committee of Representatives designated by the defaulting Member and designate two Representatives selected by the non-defaulting Member in its sole discretion to replace such removed Representatives to serve until such time as the material breach or Event of Default has been remedied by the defaulting Member.  In addition to replacement of such removed Representatives, if the breach is non-payment of a Required Funding Contribution, then without limiting the non-defaulting Member’s other rights under this Agreement, (A) the non-defaulting Member shall have the right, in its sole discretion, to pay the defaulting Member’s Required Funding Contribution and (B) the non-defaulting Member’s Percentage Interest shall be increased to a percentage equal to the quotient of (x) the sum of the cumulative contributions paid by the non-defaulting Member since inception of the Company (including pursuant to this Section 11.03), divided by (y) the sum of the cumulative contributions paid by both Members (including pursuant to this Section 11.03) since inception of the Company, and the other Member’s Percentage Interest shall be reduced accordingly; provided that if the material breach by the defaulting Member is willful, occurs at any time [. . . *** . . .] and remains unremedied for a period of 30 days following notice thereof from the non-defaulting Member and is continuing, in addition to, and without prejudice to, any and all other remedies (including pursuant to the first part of this Section 11.03), the non- defaulting Member may treat such breach as a “Triggering Event” pursuant to Section 11.02(a) except that the willfully defaulting Member shall be

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treated as the Triggering Party thereunder and provided that the purchase price for the willfully defaulting Member’s Interest shall be $[. . . *** . . .], and provided further that the willfully defaulting Member shall remain liable for its share of all Required Funding Contributions for the Fiscal Year in which the breach occurs.

Section 11.04.  Change of Control.  (a) Change of Control at Parent Level.  If, through a transaction or series of transactions, a Member Parent of a Member is acquired by, or comes otherwise under the control of, a competitor or Major Customer of the other Member Parent, the other Member may treat such event as a “Triggering Event” pursuant to Section 11.02(a), except that such other Member shall be treated as the Non-Triggering Party and the Member whose Member Parent is affected by such event shall be treated as the Triggering Party thereunder.  As used in this Section 11.04, “Major Customer” means, with respect to any Member Parent from time to time, a customer that (i) accounts for in excess of [. . . *** . . .]% of the consolidated revenues of such Member Parent during the preceding twelve (12) months for which financial statements are available or (ii) is of material strategic significance to the future development of the consolidated business of such Member Parent due to an expected share of such Member Parent’s consolidated revenues in excess of [. .. . *** . . .]% during any twelve (12) month period within the next [. . . *** . . .] based upon the projected revenues in such Member Parent’s then current business plan, in each case as shall have been certified to the other Member Parent by the chief executive officer of such Member Parent prior to any relevant transaction.

(b)           Supplier and Company Interest No Longer Affiliates.  If, as a result of a transaction or series of transactions other than a Transfer of an Interest to a Permitted Transferee pursuant to Section 10.01(a), a Supplier ceases to be an Affiliate of a Member without becoming an Affiliate of a Person that, as a result of such transaction or series of transactions, Article 10, becomes a Member or an Affiliate of a Member, then the Member that was not an Affiliate of such Supplier immediately prior to such transaction or series of transactions may treat such event (a “Triggering Separation”) as a “Triggering Event” pursuant to Section 11.02(a), except that such Member shall be treated as the Non-Triggering Party and the other Member shall be treated as the Triggering Party thereunder.

(c)           Joint Transfer of Supplier and Company Interest.  Notwithstanding any other provision of this Article 11 or Article 10, any Transfer of an Interest by a Member or Member Parent, in a transaction or series of transactions, that does not result in a Triggering Separation shall be permitted at all times, whether or not to a Permitted Transferee, as long as the transferee is not a competitor or Major Customer of the Member Parent of the other Member, subject to compliance with this Section 11.04(c).  In connection with any Transfer permitted under this Section 11.04(c), (x) the other Member shall have a [. . . *** . . .] with respect to the Interest and interest in or assets of the Supplier to be Transferred, and any other assets to be transferred as part of such transaction or series of transactions, such right to be exercised in the manner set forth in Section 10.02(a),

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

29

(y) the transferring Member or Member Parent, as the case may be, and its Affiliates shall be subject to the non-compete covenant set forth in Section 11.02(b) as if the transferring Member were the Triggering Party; provided that the Non-Compete Period shall begin on the date of the [. . . *** . . .] of the Transfer and end on the [. . . *** . . .] of the [. . . *** . . .] of such [. . . *** . . .] or the [. . . *** . . .] of the [. . . *** . . .], and (z) if as a result of such Transfer Member and the Supplier are no longer Affiliates of [. . . *** . . .], the composition of the Committee of Representatives shall be modified as set forth in Section 10.02(b)(ii).  The provisions of this Section 11.04(c) shall not apply to any Transfer of any direct or indirect interest in a Member that could be deemed to occur as a result of a change of control involving the relevant Member Parent.

Section 11.05.  Liquidating Events.  The Company shall dissolve (and each Member agrees to vote its shares in favor such dissolution) and commence winding up upon the first to occur of any of the following events (each a “Liquidating Event”):

(a)       upon the unanimous written agreement of the Members to dissolve and wind up the Company;

(b)      any time there are no Members of the Company unless the Company is continued in accordance with applicable law;

(c)       upon the exercise of the Non-Triggering Party of its option (ii) upon notice of a Triggering Event in accordance with Section 11.02(a); or

(d)      the entry of a decree of judicial dissolution pursuant to applicable law.

Section 11.06.  Winding Up.  Upon the occurrence of a Liquidating Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, distributing its Intellectual Property Rights, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs; provided that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the assets or property or the proceeds from the sale thereof has been distributed pursuant to this Article and the Company has terminated.  The Member with the greater Percentage Interest, or in the case of a Liquidating Event pursuant to Section 11.05(c), the Non-Triggering Party, shall be responsible for overseeing the winding up of the Company.  Such party (the “Liquidator”) shall take full account of the Company’s assets and liabilities, and except as otherwise required by law, the Company’s affairs shall be wound up in an orderly manner in accordance with the following procedures:

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(a)           (A) the Intellectual Property Rights of the Company shall be distributed to the Members as joint owners of an equal undivided interest therein with no duty to account to the other party and (B) each Member shall be entitled to receive, as soon as possible and in any event within 30 days after the Liquidating Event, copies of source code, documentation and other materials as may be necessary to continue to develop the Products.

(b)           To the extent that the Liquidator determines that any or all of the assets of the Company (other than the Intellectual Property Rights provided for in Section 11.06(a) above) shall be sold, such assets shall be sold as promptly as possible, but in a business-like manner so as not to involve undue sacrifice, and the proceeds thereof shall be used first to satisfy any liabilities of the Company and then shall be distributed to the Members in accordance with their Percentage Interests.

Section 11.07.  Rights of Members; Resignation.  (a)  Except as otherwise provided in this Agreement, each Member shall look solely to the assets of the Company for the return of its capital contributions and shall have no right or power to demand or receive property other than cash from the Company.

(b)           No Member shall resign from the Company prior to the dissolution and winding up of the Company in accordance with this Agreement.

Section 11.08.  Waiver of Partition.  Each Member hereby irrevocably waives any and all rights that it may have pursuant to Swiss law to maintain an action for partition of any of the Company’s property, or to compel a sale thereof.

ARTICLE 12
MISCELLANEOUS

Section 12.01.  Notices.  All notices, requests and other communications to any party or to the Company shall be in writing (including facsimile or similar writing) and shall be given:

if to the Company, to such address as the Company shall notify the other parties hereto as soon as possible after its formation;

if to Cymer, to:

Cymer, Inc.

17075 Thornmint Court

San Diego, CA 92127-1712 USA

Attn:  Chief Financial Officer
Fax No.: (858) 385-6090

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with a copy to:

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real
Palo Alto, CA 94306-2155 USA

Attn: Gary H. Moore
Fax No.: (650) 849-7400

if to Zeiss LOB, to:

Carl Zeiss Laser Optics Beteiligungsgesellschaft mbH

Carl-Zeiss-Strasse 22

73447 Oberkochen, Germany

Attention: Axel Jaeger

Facsimile No: [. . . *** . . ..]

Telephone No.: [. . . *** . . ..]

if to Zeiss SMT, to:

Carl Zeiss SMT AG

Carl-Zeiss-Strasse 22

73447 Oberkochen, Germany

Attention: Dr. Hermann Gerlinger

Facsimile No: 011-49-7364-208100

Telephone No.: [. . . *** . . ..]

with a copy to:

Davis Polk & Wardwell

99 Gresham Street

London EC2V 7NG

Attention: John W. Banes

Facsimile No: 011-44-20-7418-1055
Telephone No.: 011-44-20-7418-1317

or to such other address or facsimile number as any such party may hereafter specify for the purpose by notice to the other parties.  Each such notice, request or other communication shall be effective when received at the address specified in this Section, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

32

notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 12.02.  Amendments; No Waivers.  (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Member, or in the case of a waiver, by the Member against whom the waiver is to be effective.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 12.03.  Expenses.  All costs and expenses incurred by the parties hereto in connection with this Agreement shall be paid by the party incurring such cost or expense, except that any incremental legal or administrative costs or expenses incurred by Cymer or the Company resulting from legal organization of the Company in Switzerland and described in more detail in Exhibit E shall be paid by Zeiss LOB.

Section 12.04.  Zeiss SMT [. . . *** . . .].  For so long as Zeiss LOB is controlled by Zeiss SMT, Zeiss SMT [. .. . *** . . .] by Zeiss LOB of Zeiss LOB’s obligations under this Agreement.

Section 12.05.  Successors and Assigns.  This Agreement is personal to the Members and may not be assigned or otherwise transferred by a Member except to a transferee of such Member’s Interest in connection with a transfer permitted by and made in accordance with the terms hereof.  Any purported assignment or other transfer in violation of this Agreement shall be null and void.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.  This Agreement is for the sole benefit of the parties hereto and, except as otherwise contemplated herein, nothing herein expressed or implied shall give or be construed to give any Person, other than the parties hereto, any legal or equitable rights hereunder.

Section 12.06.  Headings.  Headings are for ease of reference only and shall not form a part of this Agreement.

Section 12.07.  Entire Agreement.  This Agreement together, with the Exhibits hereto, and any documents referred to herein or therein, constitutes the entire agreement of the Members with respect to the subject matter hereof.  Any references in this Agreement to provisions in the Exhibits to this Agreement are intended for clarification only, and in the event of any inconsistency, the provisions of the Exhibits shall govern.

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Section 12.08.  Governing Law.  This Agreement shall be governed by, and construed under, the laws of [. .. . *** . . .] (without regard to conflicts of laws principles).

Section 12.09.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.10.  Dispute Resolution; Arbitration.  (a) Any dispute, controversy or claim arising out of or in connection with this Agreement, or any of the Joint Venture Documents, or the alleged breach, termination or invalidity thereof, may be escalated, at the request of either Member, to the Chairman of the Board (or equivalent officer) of each Member for resolution.  In the event of such a request, the Chairmen shall meet, either in person or by telephone, within thirty (30) days after the date of such request in order to discuss and attempt to resolve such dispute, controversy or claim by mutual agreement.

(b)           Any dispute, controversy or claim arising out of or in connection with this Agreement or the alleged breach, termination or invalidity thereof that is not settled by the dispute resolution process set forth in Section 12.10(a) or otherwise by the joint agreement of the Parties shall be finally settled under Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules.  Unless otherwise agreed by the Parties, such arbitration shall take place in [. . . *** . . .].  Any award rendered by the arbitrators will be final and binding on the parties, and judgment upon the award may be entered in the [. . . *** . . .], or any other court having jurisdiction over the award or having jurisdiction over the parties or their assets.  The arbitration agreement contained in this Section 12.10 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award.

Section 12.11.  Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original.  This Agreement shall become effective only after and subject to each party having received a counterpart hereof signed by each of the other parties.

Section 12.12.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties

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34

shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 12.13.  Further Assurances; Swiss Corporate Documents.  The Members will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.  In particular, and without limiting the generality of the foregoing, each Member agrees (i) that the Company’s Articles of Association (Statuten) and other Swiss corporate legal documents (collectively, the “Swiss Corporate Documents”) shall at all times contain provisions as may be necessary or appropriate to give effect and facilitate the provisions of this Agreement, (ii) that in the event of any inconsistency between the Swiss Corporate Documents and this Agreement, this Agreement shall prevail and (iii) to take such actions with respect to its shares or in its capacity as a shareholder of the Company, including voting its shares at a shareholders meeting and adopting any changes to the Swiss Corporate Documents, all to be consistent with and in accordance with the terms of this Agreement.

[The remainder of this page is intentionally left blank.]

35

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date set forth above.

CYMER, INC.

By:	/s/ Robert P. Akins
	Name:	Robert P. Akins
	Title:	CEO

CARL ZEISS LASER OPTICS BETEILIGUNGSGESELLSCHAFT MBH

By:	/s/ J. Krause-Bonte
	Name:	Dr. Jürgen Krause-Bonte
	Title:	Attorney-in-fact (Handlungsbevollmächtigter)

CARL ZEISS SMT AG

By:	/s/ H. Gerlinger, C.E.O.
Name:
Title:
By:	/s/ Daniel Schoh
Name:	Daniel Schoh
Title:	Member of the Board & CFO

Joined by TCZ GmbH as the Company as of , 2005:

TCZ GMBH

By:	/s/ Brian C. Klene
	Name:	Brian C. Klene
	Title:	President & CEO

36

EXHIBIT A

Form of Intellectual Property Agreement

Intellectual Property Agreement

dated as of

                      , 2005

among

Cymer, Inc.

Carl Zeiss SMT AG

and

TCZ GMBH

i

ii

Intellectual Property Agreement

This Intellectual Property Agreement (this “Agreement”) dated as of                                           , 2005 (the “Effective Date”) by and among Cymer, Inc., a Nevada corporation (“Cymer”) having its principal offices located at 17075 Thornmint Court, San Diego, California USA 92127, Carl Zeiss SMT AG a stock corporation organized under the laws of Germany (“SMT”) having its principal offices located at 73446 Oberkochen, Germany, and TCZ GmbH, a limited liability company organized under the laws of Switzerland (“JV”) having its principal offices located at                                                                                     .  Cymer, SMT and JV are each a “Party” and together constitute the “Parties” to this Agreement.

RECITALS:

1.                                       The Parties desire to collaborate to develop, integrate, market, sell and support tools employing a beam generated by an excimer laser to induce crystallization for Low Temperature of Poly-Silicon (LTPS) processing for the manufacture of flat panel displays, including LCDs, LCD-SOGs and OLEDs, to engage in related application development and any products, if any, within the scope of a Business Plan approved by JV (the “Collaboration”).

2.                                       Cymer and SMT have formed JV in furtherance of the Collaboration, pursuant to an agreement dated July 15, 2005 (the “JV Agreement”).

3.                                       The Parties are entering into this Agreement in order to set forth the intellectual property rights in the intellectual property created during the term of the JV and rights that will apply following the termination of the JV.

NOW, THEREFORE, in consideration of the promises and the respective representations, warranties, covenants, and agreements set forth herein, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.  Definitions.  (a) The following terms shall be used in this Agreement with the following meanings.  Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the JV Agreement.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.  As used herein, “control” (and the derivative terms “controlling” and “controlled”) means the direct or indirect ownership of more than fifty percent (50%) of the equity securities or other ownership interests and voting rights of,

1

and the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.  No party or its Affiliates shall by reason of this Agreement be deemed to be an affiliate of the other party or its Affiliates.  The term “affiliated” shall have a corresponding meaning.  Notwithstanding the foregoing definition, when used with respect to SMT, the term “Affiliate” shall exclusively mean (a) SMT and any Person under the control of SMT and (b) IMT and any Person under the control of IMT.  Notwithstanding the foregoing definition, for purposes of this Agreement, JV shall not be considered an Affiliate of either Cymer or SMT.

“Background Technology” means (i) Patents and Know-How existing prior to the commencement of the Collaboration on August 1, 2004 that are owned, licensed or otherwise controlled by a Party or its Affiliates and (ii) Patents and Know-How that are conceived, developed, licensed or otherwise brought under the control of, a Party or its Affiliates outside the Collaboration.

“Competency(ies)” means: with respect to Cymer and SMT, the fields specified in Exhibit A as Cymer Competencies and Zeiss Competencies, respectively; and with respect to JV, application development and systems integration with respect to the Products.

“Continuation Event” means (a) the exercise by the Non-Triggering Party of its option to purchase the Triggering Party’s interest in JV following a Triggering Event in accordance with the JV Agreement, (b) the exercise by a Member of its rights [. . . *** . . .] to purchase the other Member’s Interest in the JV under the JV Agreement, or (c) the Transfer by a Member of its interest in the JV to a Permitted Transferee which is not an Affiliate of such Member.

“Continuing Party” shall mean (a) the Non-Triggering Party as defined in the JV Agreement, (b) the Member that exercises its right [. . . *** . . .] to purchase the Interest in the JV of the other Member of the JV, or (c) the Member that retains its Interest in the JV upon the Transfer by the other Member of the JV of its Interest in the JV to a Permitted Transferee which is not an Affiliate of such Member.

“Cymer Contributed [. . . *** . . .]” means the [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] Cymer contributed to JV pursuant to the Contribution Agreement dated as of the date hereof as identified in Exhibit A hereto.

“Cymer Exclusive Fields” means those Competencies specified in Exhibit A as Cymer Competencies that are not specified in Exhibit A as Zeiss Competencies and are not specified as a JV Competency.

“Disclosed Know-How” means Know-How of one Party or its Affiliates that is disclosed to another Party or its Affiliates in the course of performance of the Collaboration.

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2

“Exclusive Field” means the Cymer Exclusive Field, Zeiss Exclusive Field or JV Exclusive Field, as applicable.

“Existing Cross License Agreements” means (i) [. . . *** . . .] and (ii) any cross-license agreement in effect as of the Effective Date between a Party or its Affiliates, on the one hand, and a third party, on the other hand.

“Foreground Technology” means Patents and Know-How relating to Products that are made, conceived or reduced to practice in the course of performance of the Collaboration by a Party or any of its Affiliates.  Foreground Technology does not include Background Technology.

 “IMT” means Carl Zeiss Industrielle Messtechnik GmbH, a limited liability company organized under the laws of Germany.

“Interest” shall have the meaning set forth in the JV Agreement.

“JV Exclusive Field” means those Competencies specified as JV Competencies that are not specified in Exhibit A as Zeiss Competencies or Cymer Competencies.

“Know-How” means information or inventions not generally known or available.

“Member” shall mean Cymer or SMT, or any Affiliate of Cymer or SMT who is a Member (as defined in the JV Agreement) of JV.

“Net Sales” means, with respect to any Party, the amount of gross sales invoiced by such party or its Affiliates to third parties (excluding any party hereto or its Affiliates) for Products, less deductions for the following items which are included in the invoiced amounts and do not exceed reasonable and customary amounts in the country in which such sale occurred: (a) returns (including withdrawals and recalls), (b) rebates, (c) volume discounts granted at the time of invoicing, (d) sales taxes, value-added taxes and other taxes directly linked and included in the gross sales amount. “Net Sales” shall also include the amount or fair market value of all other consideration received by a Party or its Affiliates (other than JV) with respect to Products, whether such consideration is in cash, payment in kind, exchange or another form.

“Non-Compete Period” shall have the meaning set forth in the JV Agreement.

“Patents” mean all foreign and domestic patents, utility models and patent applications (including all provisional, divisional, substitution, continuation and continuation in-part applications, and all foreign counterparts thereof).

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

3

“Person” means an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Products” means low temperature polysilicon tools for laser induced crystallization for manufacturing flat panel displays, including without limitation LCDs, SOGs and OLEDs, and any additional products listed in Exhibit B as amended from time to time by mutual agreement of the Parties.

“Selling Party” shall mean (a) the Triggering Party as defined in the meaning set forth in the JV Agreement, (b) the Member that sells its Interest in the JV to the other Member of the JV upon the other Member’s exercise of its right [. . . *** . . .] under the JV Agreement, or (c) the Member that Transfers its Interest in the JV to a Permitted Transferee which is not an Affiliate of such Member.  If the Triggering Party under (a) or the selling or transferring Member under (b) or (c) above is [. . . *** . . .] or an Affiliate of [. . . *** . . .], then the “Selling Party” shall, for purposes of this definition, include [. . . *** . . .] and [. . . *** . . .] and their respective Affiliates.

“Supply Agreement” means the Supply Agreement between JV and Cymer or the Supply Agreement between JV and SMT or an Affiliate of SMT, each of even date with this Agreement.

“Triggering Event” shall have the meaning set forth in the JV Agreement.

“Zeiss Exclusive Fields” means those Competencies specified in Exhibit A as Zeiss Competencies that are not specified in Exhibit A as Cymer Competencies and are not specified as JV Competencies.

(b)                                 Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agents	Section 6.01
Collaboration	Recitals
Effective Date	Preamble
JV Agreement	Recitals
Licensed Party	Section 4.01
Licensing Party	Section 4.01
[. . . *** . . .] Royalty Period	Section 5.01(a)
[. . . *** . . .] Royalty Rate	Section 5.01(c)
[. . . *** . . .] Royalty Period	Section 5.01(b)
[. . . *** . . .] Royalty Rate	Section 5.01(c)
Responsible Party	Section 3.02(a)
Shared Foreground Technology	Section 2.01(b)
Ships a Product	Section 5.01(b)
Solely Owned Foreground Technology	Section 2.01(a)

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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ARTICLE 2
OWNERSHIP OF TECHNOLOGY

Section 2.01 Ownership of Foreground Technology.

(a)   Solely Owned Foreground Technology.  Foreground Technology that is solely made, conceived and reduced to practice by the employees or contractors of one Party, or any of its respective Affiliates, and all intellectual property rights therein, shall represent “Solely Owned Foreground Technology” of such Party and shall be solely owned by such Party.

(b)  Shared Foreground Technology.  Foreground Technology that is made, conceived or reduced to practice by at least one employee or contractor of one Party or its Affiliates, on the one hand, and at least one employee or contractor of another Party or its Affiliates, on the other hand, and all intellectual property rights therein, shall represent “Shared Foreground Technology” and shall be owned equally by such Parties. Except for Patents contained in Shared Foreground Technology that are exclusively licensed under the provisions of Article 4 and then only to the extent limited by such exclusive license, each jointly owning Party may use Shared Foreground Technology and grant any licenses to the Shared Foreground Technology to third parties without the consent of the other Party and without any obligation to account to or share any royalties or other proceeds resulting from licenses with the other jointly owning Party.

Section 2.02.  Ownership of Background Technology.  Each Party and its Affiliates shall retain sole right, title and interest to its Background Technology and this Agreement shall not confer to a Party any intellectual property rights in the Background Technology of any other Party or its Affiliates.  Other than as expressly provided with respect to Disclosed Know-How, no license to Background Technology is granted hereunder.  Cymer and SMT each represent and warrant that, to the best of its knowledge, it and its Affiliates [. . . *** . . .] as of the Effective Date [. . . *** . . .] with claims that would be directly infringed by a tool employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon processing for the manufacture of flat panel displays (“Subject Tool”) (excluding the [. . . *** . . .] to be contributed by Cymer to JV pursuant to a Contribution Agreement of even date with this Agreement) but not by a component, subassembly, or materials contained therein within the Competency of Cymer or SMT, respectively.  Cymer and SMT each agree and covenant that should any Patent issue in the future on any currently pending patent applications owned or controlled by such Party or any of its Affiliates, or any continuation or divisional of any such pending patent application, that would be directly infringed by a Subject Tool made or sold by JV but not by a component, subassemply or materials contained therein within the Competency of Cymer or SMT,

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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respectively, such Party will, for itself and on behalf of its Affiliates, grant to JV a world-wide, non-transferable, non-sublicensable, non-exclusive, royalty-free, perpetual, irrevocable license under such Patent to make, have made, use, import, sell and offer for sale, lease and otherwise transfer Subject Tools that would directly infringe such Patent.  For the avoidance of doubt, Subject Tool does not include, and neither Party shall have any obligation to grant any license under any claim in any Patent that would be infringed by, any component, subassembly or materials used in a Subject Tool even if such component, subassembly or materials have no substantial non-infringing use other than use in a Subject Tool or would be deemed to contributorily infringe or induce infringement of a Patent covering a Subject Tool.

Section 2.03  Employees and Contractors.  Each Party and its Affiliates shall have a written agreement with each employee or contractor engaged in any development activities related to and conducted as part of the Collaboration, or shall take such other or additional steps as may be necessary under applicable law, to secure ownership by such Party or its Affiliates of all Foreground Technology made, conceived or reduced to practice by its employees or contractors in the course of performance of the Collaboration.  Without limiting the generality of the foregoing, any Party or its Affiliates with employees in Germany will take at its expense all steps necessary to claim full, unrestricted ownership of Foreground Technology made by its employees that may be patentable and may result in a Patent under which another Party has been granted an exclusive license under the provisions of Section 4.02, provided that such other Party undertakes to file a patent application therefor in Germany under the provisions of Section 3.01(b) or Section 3.02.  Each Party or its Affiliates shall be solely responsible for payment of any remuneration payable to its employees or contractors in respect to Foreground Technology.

ARTICLE 3
PROSECUTION AND ENFORCEMENT OF SHARED FOREGROUND TECHNOLOGY

Section 3.01.  Prosecution of Inventions in Solely Owned Foreground Technology.

(a) The Party owning Solely Owned Foreground Technology shall be entitled, but have no obligation to file, prosecute and maintain the Patents claiming such inventions, except as otherwise provided in Section 3.01(b).

(b) With respect to any invention contained in Solely Owned Foreground Technology that may be patentable and may result in a Patent under which another Party has been granted an exclusive license under the provisions of Section 4.02 (the “Exclusively Licensed Party”), such Exclusively Licensed Party shall have the first right, but not the obligation, of filing, prosecuting and maintaining the Patent claiming such invention.  At least forty-five (45) days prior to filing an application disclosing or claiming Solely Owned Foreground

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Technology that may be patentable and may result in a Patent exclusively licensed to another Party under Section 4.02, the owning Party will by notice request the Exclusively Licensed Party to elect whether or not it will undertake the filing, prosecuting and maintaining of such Patent.

(i)             If the Exclusively Licensed Party notifies the owning Party within forty-five (45) days after such request that it elects to undertake the filing, prosecution and maintenance of such Patent, the Exclusively Licensed Party (x) shall take all commercially reasonable efforts to prepare, file, prosecute and maintain such Patent on behalf of the owning Party, and (y) shall be responsible for the expenses and attorneys fees in connection therewith, reasonably consult with the owning Party regarding such filing and prosecution efforts, keep the owning Party reasonably informed of the prosecution (including by providing copies of all patent applications, amendments and correspondence from U.S. and foreign patent offices) so as to allow the owning Party a reasonable amount of time to review such information, seek the comments of the owning Party on proposed applications, amendments, and responses to office actions and make commercially reasonable efforts to accommodate such comments of the owning Party.  The owning Party shall provide the Exclusively Licensed Party with reasonable access to the inventors to assist the Exclusively Licensed Party in preparing and prosecuting such Patent.

(ii)          If the Exclusively Licensed Party notifies the owning Party in writing within such forty-five (45) day period that it elects not to file such Patent or fails to respond within such forty-five (45) day period, the owning Party shall have the right, but no obligation, to proceed with the filing, prosecution and maintenance of the patent application for such invention at its own expense.  If the owning Party undertakes such filing, any license to such Patent granted under Section 4.02 shall become non-exclusive.

(c) If the Exclusively Licensed Party has undertaken the filing, prosecution and maintenance of a Patent pursuant subsection (b) above, then within six (6) months from the filing of the first application for such Patent it shall notify the owning Party in writing in which additional jurisdictions the Exclusively Licensed Party intends to file, prosecute and maintain such Patent.  With respect to the jurisdictions so notified to the owning Party, the Exclusively Licensed Party and the owning Party shall have the same obligations as with respect to the initial Patent filing pursuant to subsection (b)(i) above.  In addition, the owning Party then shall have the right, but no obligation, to file, prosecute and maintain such Patent in any jurisdictions not so notified to it by the Exclusively Licensed Party and any license to such Patent under Section 4.02 shall become non-exclusive in such jurisdictions.

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(d)                                 If the Exclusively Licensed Party has undertaken the filing, prosecution and maintenance of a Patent pursuant to subsection (b) or (c) above subsequently decides not to prosecute or maintain such Patent in any jurisdiction, it shall notify the owning Party of that decision in writing at least one hundred twenty (120) days before the Patent would lapse if not duly prosecuted or maintained in such jurisdiction.  The owning Party then shall have the right, but no obligation, to assume such filing, prosecution or maintenance of the Patent in any such jurisdiction from the Exclusively Licensed Party at its own expense, and any license to such Patent under Section 4.02 shall become non-exclusive in any such jurisdiction in which the owning Party assumes such Patent.

Section 3.02.  Prosecution of Inventions in Shared Foreground Technology.

(a) (i) With respect to each invention within Shared Foreground Technology that may be patentable, such invention shall be considered by a joint committee to be established by the Parties consisting of one representative from each Party owning such Shared Foreground Technology, which shall determine in good faith which of the owning Parties (the “Responsible Party”) should prosecute the Patents claiming such invention.  The Responsible Party shall have the first right, but not the obligation, of filing, prosecuting and maintaining the Patents claiming such invention on behalf of the owning Parties, with expenses and attorney fees to be shared equally.  At least forty-five (45) days prior to filing a patent application disclosing or claiming Shared Foreground Technology, the Responsible Party will provide the other owning Party with written notice of its intent.

(ii)          If the other owning Party consents to such filing or fails to respond within such forty-five (45) day period, the Responsible Party shall reasonably consult with the other owning Party regarding such filing and prosecution efforts, keep the other owning Party reasonably informed of the prosecution (including by providing copies of all patent applications, amendments and correspondence from U.S. and foreign patent offices) so as to allow the other owning Party a reasonable amount of time to review such information, seek the comments of the other owning Party on proposed applications, amendments, and responses to office actions and make commercially reasonable efforts to accommodate such comments of the other owning Party.

(iii)       If the other owning Party notifies the Responsible Party in writing within such forty-five (45) day period that it does not consent to such filing, the Responsible Party shall have the right to proceed with the filing and prosecution of one or more patent applications for such invention at its own expense and for its own benefit.  If the Responsible Party undertakes such filing and prosecution, the non-consenting owning Party shall promptly assign all of its right, title and interest in and to such invention and any intellectual property rights arising therefrom to the

8

Responsible Party; provided that, in such case the license granted under Section 4.02 to the non-consenting owning Party shall not apply and the Responsible Party will grant to the non-consenting owning Party and its Affiliates a worldwide, fully paid up, [. . . *** . . .], non-transferable, non-sublicensable, non-exclusive, perpetual, irrevocable license to make, have made, use, import, sell and offer for sale, lease and otherwise transfer products using such invention and using any intellectual property rights arising therefrom outside the Exclusive Field of any Party other than the non-consenting owning Party.  To the extent such Patent is covered by one or more of the Existing Cross License Agreements the Responsible Party agrees to be bound by all applicable licenses, immunities, covenants and restrictions set forth in such Existing Cross License Agreements.

(b)                                 (i) The other owning Party may request that the Responsible Party take all necessary actions to file and prosecute a patent application on any particular invention within the Shared Foreground Technology on behalf of each owning Party, or their respective Affiliates, and shall provide sixty (60) days notice prior to any critical date if possible.  Upon such request, the Responsible Party shall have thirty (30) days to inform the other owning Party whether the Responsible Party will proceed with the requested filing or prosecution, or if the Responsible Party will forego the same.

(ii)                                  If the Responsible Party elects to proceed, it shall take all commercially reasonable efforts to accomplish such filing and prosecution and proceed as set forth in Section 3.02(a).  Within six (6) months of the filing of the first application for such Patent it shall notify the other owning Party in writing in which additional jurisdictions the Responsible Party intends to file, prosecute and maintain such Patent.  With respect to the jurisdictions so notified by the Responsible Party, the Responsible Party and the other owning Party shall have the same obligations as with respect to the initial Patent filing.

(iii)                               If the Responsible Party elects not to proceed within such thirty (30) day period (or with respect to any additional jurisdictions in which the Responsible Party does not notify its intention to file, prosecute and maintain), the other owning Party shall have the right to proceed with the filing and prosecution of one or more patent applications for such invention at its own expense and for its own benefit.  If the other owning Party undertakes such filing and prosecution, the Responsible Party shall promptly assign all of its right, title and interest in and to such invention and any intellectual property rights arising therefrom to the other owning Party (as a whole if the Responsible Party elects not to proceed with an initial filing or with respect to the non-notified additional jurisdictions in the case that the Responsible Party elects to proceed with an initial filing); provided that, in such case the license granted under Section 4.02 to the Responsible Party shall not apply (in all jurisdictions if the Responsible Party elects not to proceed with an initial filing or in the non-notified

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

9

additional jurisdictions in the case that the Responsible Party elects to proceed with an initial filing) and the other owning Party will grant to the Responsible Party and its Affiliates a worldwide, [. . . *** . . .], [. . . *** . . .], non-transferable, non-sublicensable, non-exclusive, perpetual, irrevocable license to make, have made, use, import, sell and offer for sale, lease and otherwise transfer products using such invention and using any intellectual property rights arising therefrom outside the Exclusive Field of any Party other than the Responsible Party (in all jurisdictions if the Responsible Party elects not to proceed with an initial filing or in the non-notified additional jurisdictions in the case that the Responsible Party elects to proceed with an initial filing).  To the extent such Patent is covered by one or more of the Existing Cross License Agreements the other owning Party agrees to be bound by all applicable licenses, immunities, covenants and restrictions set forth in such Existing Cross License Agreements.

(c)                                  If the Responsible Party has undertaken the filing, prosecution and maintenance of a Patent pursuant to subsection (a) or (b) above subsequently decides not to prosecute or maintain such Patent in any jurisdiction, it shall notify the other owning Party of that decision in writing at least one hundred twenty (120) days before the Patent would lapse if not duly prosecuted or maintained in such jurisdiction.

(d)                                 SMT, Cymer and JV shall reasonably assist the other in the filing, prosecution and maintenance of Patents under Section 3.02, including executing any necessary powers of attorney.  Each of SMT, Cymer and JV, and their respective Affiliates, as appropriate, shall promptly execute any necessary documents or instruments in connection with any assignments of its right, title and interest in and to any invention within the Shared Foreground Technology required by this Section 3.02, and intellectual property rights arising therefrom.

(e)                                  The provisions of this Article 3 and of Article 2 are based on the assumption that Shared Foreground Technology and the intellectual property rights arising therefrom will be owned by [. . . *** . . .] but not [. . . *** . . .] or [. . . *** . . .] of the Parties.  If the case should arise that Shared Foreground Technology and intellectual property rights arising therefrom are owned by [. . . *** . . .] (or [. . . *** . . .]) Parties, the Parties will adapt and apply the provisions of this Article 3 and Article 2 as appropriate to address such case.

Section 3.03.  Infringement of Patents in the Shared Foreground Technology by Third Parties.

(a)                                  For all joint Patents that are filed under Section 3.02(a)(ii) or Section 3.02(b)(ii), the owning Parties shall proceed as set forth in subsections (b) and (c) below with respect to such third party infringement.  As to any Patent in the Shared Foreground Technology which is filed under Section 3.02(a)(iii) or

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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Section 3.02(b)(iii), the Party that solely owns such Patent shall have sole rights, at its sole discretion, to enforce such patent.

(b)                                 Each owning Party must consent in advance to either owning Party or its Affiliates bringing an action against any person or entity directly or contributorily infringing a Patent in the Shared Foreground Technology.  Notwithstanding the foregoing, in no event shall either owning Party or its Affiliates be obligated to participate or otherwise cooperate, in any such action against a third party infringer.  For the avoidance of doubt, but without limiting the foregoing sentence, neither owning Party shall have any obligation to notify the other owning Party of any alleged or threatened infringement, to be named as a party in any such action, or to provide testimony in any such action.

(c)                                  Regardless of which owning Party brings the action, any recovery obtained by settlement or otherwise in the action attributable to direct or contributory infringement of a Patent in Shared Foreground Technology shall be distributed as follows:  (i) any recovery shall be applied first to cover the reasonable expenses (including counsel fees) incurred by the owning Parties in such action, and (ii) thereafter, the net recovery shall be retained solely by the owning Party named as party in such action (if only one owning Party is named as a party in such action) or shared equally between the owning Parties (if both owning Parties are named as parties in such action).

Section 3.04                                Transfers Subject to Existing License Agreement.  The Parties acknowledge and agree that any Patent exclusively licensed, transferred or assigned from one Party to another Party under the terms of this Section 3 or other provisions of this Agreement remains subject to any applicable Existing Cross License Agreement of the transferring or assigning Party.

ARTICLE 4
LICENSES

Section 4.01. Non-Exclusive Licenses for Competencies.  Without limiting any other license granted in this Article 4, each Party, on behalf of itself and its Affiliates, hereby grants each other Party and its Affiliates (in each case, the licensing Party and its Affiliates being referred to as the “4.01 Licensing Party” and the licensed Party and its Affiliates being referred to as the “4.01 Licensed Party”) a worldwide, non-exclusive, non-transferable, non-sublicensable, perpetual, irrevocable, paid-up and royalty-free license under any claims related to any Competency of the 4.01 Licensed Party in the Patents in the Solely Owned Foreground Technology owned by the 4.01 Licensing Party or its Affiliates to make, have made, use, import, sell and offer for sale, lease and otherwise transfer any products or portions of products solely in the 4.01 Licensed Party’s Competencies.

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Section 4.02  Exclusive Licenses in Exclusive Fields.  Without limiting any other licenses granted in this Article 4, each Party, on behalf of itself and its Affiliates, hereby grants each other Party and its Affiliates (in each case , the licensing Party and its Affiliates being referred to as the “4.02 Licensing Party” and the licensed Party and its Affiliates being referred to as the “4.02 Licensed Party”) a worldwide, exclusive (even as to the 4.02 Licensing Party, except as provided in Section 4.05, but subject to any Existing Cross License Agreements), non-transferable, non-sublicensable, perpetual, irrevocable, [. . . *** . . .] and [. . . *** . . .] license under any claims related to any Exclusive Field of the 4.02 Licensed Party in the Patents contained in Solely Owned Foreground Technology or Shared Foreground Technology owned by the 4.02 Licensing Party to make, have made, use, import, sell and offer for sale, lease and otherwise transfer any products or portions of products solely in the 4.02 Licensed Party’s Exclusive Fields.

Section 4.03  License to JV of Selling Party’s Foreground Technology.

(a)                                  Effective upon the occurrence of a Continuation Event, the Selling Party, on behalf of itself and its Affiliates, hereby grants JV and its Affiliates (i) a worldwide, non-transferable, non-sublicensable, perpetual, irrevocable license under the Patents contained in all Foreground Technology owned by the Selling Party or its Affiliates to make, have made, use, import, sell and offer for sale, lease and otherwise transfer Products and components for use in Products, and (ii) a worldwide, non-transferable, non-sublicensable, perpetual, irrevocable license to use Disclosed Know-How owned by the Selling Party or its Affiliates to make, have made, use, import, sell and offer for sale, lease and otherwise transfer Products and components for use in Products.

(b)                                 The licenses granted in subsection (a) shall be exclusive (even as to the Selling Party and its Affiliates but subject to any Existing Cross License Agreements) during the Non-Compete Period and non-exclusive thereafter.

Section 4.04.  License to Continuing Party of Selling Party’s Foreground Technology.  (a) Effective upon the occurrence of a Continuation Event, the Selling Party, on behalf of itself and its Affiliates, hereby grants the Continuing Party and its Affiliates (i) a worldwide, non-transferable, non-sublicensable, perpetual, irrevocable license under the Patents contained in all Foreground Technology owned by the Selling Party or its Affiliates to make, have made, use, import, sell and offer for sale, lease and otherwise transfer Products and components for use in Products, and (ii) a worldwide, non-transferable, non-sublicensable, perpetual, irrevocable license to use Disclosed Know-How owned by the Selling Party or its Affiliates to make, have made, use, import, sell and offer for sale, lease and otherwise transfer Products and components for use in Products.

(b)                                 The licenses granted in subsection (a) shall be exclusive (even as to the Selling Party and its Affiliates but subject to any Existing Cross License Agreements) during the Non-Compete Period and non-exclusive thereafter.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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Section 4.05 Limitation of Exclusivity of License to Selling Party of Foreground Technology of Continuing Party.   Effective upon the occurrence of a Continuation Event, any license granted to the Selling Party in Section 4.02 under the Patents contained in Foreground Technology owned by the Continuing Party or JV, or their Affiliates, shall become non-exclusive as to the Continuing Party and JV for Products and components for use in Products.  That is to say, for the avoidance of doubt, the Continuing Party and, if so licensed by the Continuing Party, JV shall be entitled to make, have made, use, import, sell, offer for sale, lease and otherwise transfer Products and components for use in Products under Patents contained in Foreground Technology owned by the Continuing Party or its Affiliates and licensed to the Selling Party under Section 4.02.

Section 4.06 License to Selling Party of JV’s Foreground Technology.  Without limiting any other licenses granted in this Article 4, effective upon the termination of the Non-Compete Period, JV, on behalf of itself and its Affiliates, hereby grants the Selling Party and its Affiliates a worldwide, non-transferable, non-sublicensable, non-exclusive, [. . . *** . . .], perpetual, irrevocable license under the Patents contained in Solely Owned Foreground Technology owned by JV to make, have made, use, import, sell and offer for sale, lease and otherwise transfer Products.  The Selling Party shall have the option to add the Cymer Contributed Patents to the subject matter of the license granted under this Section 4.06, subject to payment to the Continuing Party of an amount equal to the portion of the purchase price paid by the Continuing Party’s attributable to the Cymer Contributed Patents.  To exercise this option, the Selling Party must provide JV with notice of its election at least six (6) months prior to the expiration of the Non-Compete Period and pay any amount required under this Section 4.06.

Section 4.07  No Right to Prosecute or Enforce.

(a)  Except as otherwise provided in Section 3.01 or 3.02, the licenses granted pursuant to this Article 4 do not (i) include any right to file, prosecute or maintain Patents for any of the licensed Foreground Technology or Shared Foreground Technology or (ii) include any right to require, or impose or imply any obligation on, the licensing party to do so.

(b)  The licenses granted pursuant to this Article 4 do not (i) include any right to enforce any licensed Foreground Technology or (ii) include any right to require, or impose or imply any obligation on, the licensing party to do so.  Notwithstanding the foregoing, the licensee shall have the right to enforce the Patents licensed under Section 4.02 and, during the Non-Compete Period, under Sections 4.03 and 4.04, against the Party granting the licenses and its Affiliates, and, to the extent permitted by applicable law, against third parties.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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ARTICLE 5
ROYALTIES

Section 5.01.  Royalties.

(a)  During the [. . . *** . . .] Period.  During the period beginning on the [. . . *** . . .] and ending on the [. . . *** . . .] of the [. . . *** . . .] (the [. . . *** . . .]), the JV shall pay royalties to the Selling Party on the Net Sales of Products by the JV or its Affiliates and the Continuing Party shall pay royalties to the Selling Party on the Net Sales of Products by the Continuing Party or its Affiliates (excluding Products included in the Net Sales of the JV or its Affiliates), at the [. . . *** . . .] Royalty Rate; provided, however, that no more than one royalty shall be payable with respect to any Product.

(b)  After the [. . . *** . . .] Period.  During the period beginning on the [. . . *** . . .] the [. . . *** . . .] and ending on the [. . . *** . . .] of (i) the date on which the Selling Party or any of its Affiliates [. . . *** . . .] (as defined below) or (ii) [. . . *** . . .] of the [. . . *** . . .] (the [. . . *** . . .]), the JV shall pay royalties to the Selling Party on the Net Sales of Products by the JV or its Affiliates, and the Continuing Party shall pay royalties to the Selling Party on the Net Sales of Products by the Continuing Party or its Affiliates (excluding Products included within the Net Sales of Products by the JV or its Affiliates), at the [. . . *** . . .] Royalty Rate; provided, however, that no more than one royalty shall be payable with respect to any Product.  After the [. . . *** . . .] Royalty Period, the licenses set forth in Sections 4.03 and 4.04 shall be [. . . *** . . .] and [. . . *** . . .].  For purposes of this Section 5.01(b), “Ships a Product” means that the Selling Party or any of its Affiliates sells or otherwise delivers to a third party or specifically (and not as part of a general license agreement) licenses any third party to sell or otherwise deliver, whether for revenue, demonstration, testing or any other purposes, a Product or a component used or designed for use in a Product.

(c)  Royalty Rates.  The [. . . *** . . .] Royalty Rate shall be [. . . *** . . .] percent ([. . . *** . . .]%) and the [. . . *** . . .] Royalty Rate shall be [. . . *** . . .] percent ([. . . *** . . .]%).

Section 5.02.  Reporting.  JV or the Continuing Party shall make written reports to the Selling Party within 30 days after the first day of each January, April, July and October, if it has Net Sales of Product sold or otherwise disposed of during the preceding three month period on which a royalty is payable as provided in Section 5.01.  Such report shall state the Net Sales of Product sold or otherwise disposed of during the preceding [. . . *** . . .] month period by such Party and the royalty that is payable as provided in Section 5.01.  The Selling Party shall make a written report to the JV and the Continuing Party within 10 days after it Ships a Product.  If the Selling Party is [. . . *** . . .] or an Affiliate of [. . . *** . . .], the reports shall be made and any payments shall be sent to [. . . *** . . .]

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

14

Section 5.03. Records Retention.  JV and the Continuing Party shall retain records and supporting documentation sufficient to document its Net Sales calculations for a minimum of [. . . *** . . .] following the [. . . *** . . .].

Section 5.04.  Taxes.  JV or the Continuing Party, as the case may be, is authorized to withhold from payment to the Selling Party and to pay over to any federal, cantonal, communal or foreign government any amounts which it reasonably determines may be required to be so withheld pursuant to the THL or any provisions of any other federal, cantonal, communal or foreign law.  All amounts withheld pursuant to the THL or any provision of any federal, cantonal, communal or foreign tax law with respect to any payment to the Selling Party shall be treated as amounts paid to the Selling Party pursuant to this Article for all purposes under this Agreement.

Section 5.05.  Audit.  Each Party shall keep records showing the sales or other disposition of products sold or otherwise disposed of under the licenses herein granted in sufficient detail to enable the royalties payable hereunder by such Party to be determined, and further agrees to permit its books and records to be examined from time to time to the extent necessary to verify the reports provided for in Section 5.02, such examination to be made at the expense of the other Party by a certified public accountant appointed by that Party, who shall be acceptable to the Party subject to the examination. However, if such an audit reveals that the amount paid by the Party subject to the examination for the period covered by such audit was more than [. . . *** . . .] percent ([. . . *** . . .]%) less than the amount that such Party should have been required to pay under this Article 5 for such period, the Party subject to the examination shall bear the costs of such audit.

ARTICLE 6
TERM

Section 6.01.  Term.  This Agreement shall commence as of the Effective Date and shall continue in force until the invalidity or expiration of all Patents contained within the Foreground Technology.  This Agreement may not be terminated for breach.

Section 6.02.  Survival.  The duties and obligations of the parties under Articles 1, 2, 5, 6 and 7 of this Agreement shall survive termination or expiration of this Agreement.

ARTICLE 7
MISCELLANEOUS

Section 7.01.  Assignment.  No Party shall assign, or grant any right under any of its Foreground Technology unless such assignment or grant is made

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

15

subject to the terms and conditions of this Agreement.  This Agreement may not be assigned or otherwise transferred by any Party, in whole or in part, whether voluntarily or by operation of law (including by way of sale of assets, merger or consolidation) other than to a person that is the successor to substantially all of the assets of such Party related to this Agreement and who executes a written agreement of assumption by which it agrees to be bound hereby.

Section 7.02.  Independent Contractors.  The relationship of the Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed or implied to give any Party the power to direct or control the day-to-day activities of any other Party, nor shall any Party have the right or authority to assume, create or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another Party except as expressly set forth in this Agreement.

Section 7.03.  Severability.  In the event that any provision of this Agreement conflicts with governing law or if any provision is held to be null, void or otherwise ineffective or invalid by a court of competent jurisdiction, (a) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (b) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.  This Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against any Party.

Section 7.04.  Entire Agreement.  This Agreement is an integrated document and all attachments hereto and incorporated herein constitute the entire, final, complete and exclusive agreement between the Parties and supersede all previous agreements, intentions, or representations, oral or written, relating to this Agreement.  This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each Party.  Both Parties acknowledge having read the terms and conditions set forth in this Agreement and all attachments hereto, understand all terms and conditions, and agree to be bound hereby.

Section 7.05.  No Waiver.  The failure of any Party to enforce at any time any of the provisions of this Agreement shall not be deemed to be a waiver of the right of any Party thereafter to enforce any such provisions.

Section 7.06.  Notices.  Any notice or other communication required or permitted to be made or given to either Party hereto pursuant to this Agreement shall be sent to such Party by courier or by registered airmail (except that registered or certified mail may be used where delivery is in the same country as mailing), postage prepaid, addressed to it at its address set forth below, or to such other address as it shall designate by written notice given to the other party, and shall be deemed to have been made or given on the date of receipt and shall be addressed as follows:

16

if to Cymer:

Cymer, Inc.

17075 Thornmint Court

San Diego, California USA 92127

Attn: Senior Vice President, Chief Intellectual Property Counsel

if to SMT:

Carl Zeiss SMT AG

Carl-Zeiss-Strasse 22

73447 Oberkochen, Germany

Attention: Dr. Hermann Gerlinger

Facsimile No: [. . . *** . . .]

Telephone No.: [. . . *** . . .]

if to JV:

TCZ GmbH

Attn: Chief Executive Officer

Section 7.07.  Counterparts.  This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.  This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by all of the other Parties hereto.  Until and unless each Party has received a counterpart hereof signed by the other Party hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 7.08.  Amendments.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective.

Section 7.09.  Expenses.  Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 7.10.  Limitation Of Liability.  IN NO EVENT SHALL ANY PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OF THE OTHER PARTY OR ANY CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT,

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

17

HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, EXCEPT FOR GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

Section 7.11.  Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the [. . . *** . . .], without regard to the conflicts of law rules of such state.

Section 7.12  Dispute Resolution; Arbitration.  Any dispute, controversy or claim arising out of or in connection with this Agreement or the alleged breach, termination or invalidity thereof that is not settled by the dispute resolution process set forth in Section 12.09(a) of the JV Agreement or otherwise by the joint agreement of the Parties shall be finally settled under Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules.  Unless otherwise agreed by the Parties, such arbitration shall take place in [. . . *** . . .].  Any award rendered by the arbitrators will be final and binding on the parties, and judgment upon the award may be entered in the [. . . *** . . .], or any other court having jurisdiction over the award or having jurisdiction over the parties or their assets.  The arbitration agreement contained in this Section 12.09 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award.

Section 7.13.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.14.  Third Party Beneficiaries.  No provision of this Agreement is intended to confer upon any person other than the Parties hereto any rights or remedies hereunder.

Section 7.15.  Representation and Warranty.  [. . . *** . . .] represents and warrants that all right, title and interest in and to Foreground Technology conceived or reduced to practice by [. . . *** . . .] or any Person under the control of [. . . *** . . .] has been assigned by [. . . *** . . .] to and will be owned by [. . . *** . . .], and that [. . . *** . . .] has obtained all rights from [. . . *** . . .] to fully perform its obligations under this Agreement.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

18

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed and effective as of the Effective Date.

Accepted and agreed to:

CYMER, INC.

By:
Name:
Title:

CARL ZEISS SMT AG

By:
Name:
Title:
By:
Name:
Title:

TCZ GMBH

By:
Name:
Title:

19

Exhibit A

Competencies

1.              Definitions

For purposes of this Exhibit A:

“[. . . *** . . .]” means [. . . *** . . .] based on [. . . *** . . .] for [. . . *** . . .] and [. . . *** . . .] a [. . . *** . . .] and [. . . *** . . .].

“[. . . *** . . .]” means [. . . *** . . .] for [. . . *** . . .] , [. . . *** . . .], [. . . *** . . .] ([. . . *** . . .]), [. . . *** . . .] (which means [. . . *** . . .] a [. . . *** . . .] to a [. . . *** . . .] with a [. . . *** . . .] and [. . . *** . . .]) and [. . . *** . . .] a [. . . *** . . .] and [. . . *** . . .].

“[. . . *** . . .]” means [. . . *** . . .] for [. . . *** . . .], including without limitation, [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], a [. . . *** . . .] by a [. . . *** . . .] or a different [. . . *** . . .] to provide a [. . . *** . . .] and [. . . *** . . .] of [. . . *** . . .] at a [. . . *** . . .].

“[. . . *** . . .]” means [. . . *** . . .] for [. . . *** . . .].

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

20

2.              Cymer Competencies

General Competencies:

•                  [. . . *** . . .] and [. . . *** . . .] with [. . . *** . . .] such as [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .].

•                  [. . . *** . . .] – [. . . *** . . .], and [. . . *** . . .].

•                  [. . . *** . . .] – [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .].

•                  [. . . *** . . .]

•                  [. . . *** . . .], but limited to applications in [. . . *** . . .] or [. . . *** . . .] at all [. . . *** . . .]: (i) [. . . *** . . .] and [. . . *** . . .], (ii) [. . . *** . . .], (iii) methods for [. . . *** . . .] and [. . . *** . . .] of [. . . *** . . .], (iv) [. . . *** . . .], (v) [. . . *** . . .] within the [. . . *** . . .], (vi) [. . . *** . . .] and [. . . *** . . .] and [. . . *** . . .] in the [. . . *** . . .] of the [. . . *** . . .] between [. . . *** . . .] and [. . . *** . . .] and between [. . . *** . . .] and [. . . *** . . .], based on [. . . *** . . .] mounted on [. . . *** . . .], (vii) [. . . *** . . .], [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] to process  [. . . *** . . .], (viii) [. . . *** . . .], [. . . *** . . .] to measure the [. . . *** . . .] properties, (ix) [. . . *** . . .].

Specific responsibilities and competencies within the Collaboration:

•                  [. . . *** . . .], including [. . . *** . . .] ([. . . *** . . .])

•                  Within the [. . . *** . . .]: [. . . *** . . .] ([. . . *** . . .]) and [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .].

•                  [. . . *** . . .], including (i) [. . . *** . . .], (ii) [. . . *** . . .], (iii) [. . . *** . . .] and [. . . *** . . .] with [. . . *** . . .], and (iv) [. . . *** . . .] of [. . . *** . . .] ([. . . *** . . .] itself is [. . . *** . . .] competency), (v) various [. . . *** . . .] including, [. . . *** . . .] and [. . . *** . . .] and (vi) [. . . *** . . .].

•                  [. . . *** . . .], including (i) [. . . *** . . .] and [. . . *** . . .], (ii) [. . . *** . . .] including [. . . *** . . .], and (iii) [. . . *** . . .].

•                  [. . . *** . . .].

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

21

3.              Zeiss Competencies

General Competencies:

•                  [. . . *** . . .], which means (i) [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .], including without limitation [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] for [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] and (ii) [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] for [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] of such [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .].

•                  [. . . *** . . .] and [. . . *** . . .] which means (i) [. . . *** . . .] and [. . . *** . . .] or [. . . *** . . .] including [. . . *** . . .] and [. . . *** . . .] and (ii) [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] for [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] of such [. . . *** . . .] and [. . . *** . . .].

•                  [. . . *** . . .].

Specific responsibilities and competencies within the Collaboration:

•                  [. . . *** . . .], including (i) [. . . *** . . .] and [. . . *** . . .], (ii) [. . . *** . . .] ([. . . *** . . .]) & [. . . *** . . .], (iii) [. . . *** . . .] ([. . . *** . . .]), (iv) [. . . *** . . .] and [. . . *** . . .], (v) [. . . *** . . .], (vi) [. . . *** . . .], (vii) [. . . *** . . .], (viii) [. . . *** . . .], (ix) [. . . *** . . .] ([. . . *** . . .]), and (x) [. . . *** . . .] of [. . . *** . . .] ([. . . *** . . .]) & [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] ([. . . *** . . .] & [. . . *** . . .] itself is [. . . *** . . .] competency).

•                  [. . . *** . . .], including (i) [. . . *** . . .], (ii) [. . . *** . . .], [. . . *** . . .], and [. . . *** . . .], and (iii) [. . . *** . . .]. [. . . *** . . .] within [. . . *** . . .].

•                  [. . . *** . . .] for [. . . *** . . .] and [. . . *** . . .].

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

22

Exhibit B

Additional Products

None

23

EXHIBIT B

Form of Contribution Agreement

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) dated as of                                         , 2005 (the “Effective Date”), is entered into by and between Cymer, Inc., a Nevada corporation (“Cymer”), and TCZ GmbH, a Swiss limited liability company (“JV”).  Cymer and JV are each a “Party” and together constitute the “Parties” to this Agreement.

RECITALS:

A.            Cymer and Carl Zeiss Laser Optics Beteilungsgesellschaft mbH (“Zeiss LOB”) formed JV pursuant to a Joint Venture Agreement dated July 15, 2005 (the “JV Agreement”) to collaborate to develop, integrate, market, sell and support tools employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon (LTPS) processing for the manufacture of flat panel displays, including LCDs, LCD-SOGs and OLEDs, to engage in related application development and to search for other business opportunities for process tools for the manufacture of flat panel displays as described in the JV Agreement.

B.            Cymer owns the Contributed Intellectual Property (as hereinafter defined), and Cymer desires to contribute the Contributed Intellectual Property to the JV as additional capital surplus consideration for Cymer’s Percentage Interest in the JV.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.                                      Contribution of Assets; Related Transactions

1.1          Contribution by Cymer.  As additional capital surplus consideration for Cymer’s Percentage Interest in the JV, Cymer shall contribute, assign, transfer, convey and deliver to the JV, and the JV shall accept and acquire from Cymer, at the Closing (as defined in Section 1.3 below), all of Cymer’s right, title and interest in and to the assets listed in Exhibit A hereto (“Contributed Intellectual Property”), free and clear of any encumbrances other than any Existing Cross License Agreement (as defined in the Intellectual Property Agreement among Cymer, JV, Carl Zeiss SMT AG and Carl Zeiss Industrielle Messtechnik GmbH of even date herewith), on the terms and subject to the conditions set forth in this Agreement (the “Intellectual Property Contribution”).

1.2          Value of Contributions.  For purposes of Cymer’s capital surplus contribution to JV, the parties stipulate and agree that the Intellectual Property Contribution has a value of U.S.$[. . . *** . . .].

1.3          Closing.  The Intellectual Property Contribution set forth in Section 1.1 above, shall take place in accordance with the JV Agreement at the Closing as set forth and defined in the JV Agreement (the “Closing”) At the Closing, Cymer shall execute and deliver to the JV such bills of sale, endorsements, assignments and other documents as may (in the reasonable judgment of the JV) be necessary or appropriate to assign, transfer, convey and deliver to the JV

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

all of Cymer’s right, title and interest in and to the Contributed Intellectual Property free and clear of any encumbrances other than any Existing Cross License Agreement (as defined in the Intellectual Property Agreement among Cymer, JV, Carl Zeiss SMT AG and Carl Zeiss Industrielle Messtechnik GmbH of even date herewith).  JV acknowledges and agrees that the Contributed Intellectual Property remains subject to any applicable Existing Cross License Agreement of Cymer.

2.                                      Conditions to Closing.

The parties’ obligations to effect the Intellectual Property Contribution and to consummate the transactions contemplated hereby at the Closing and, in Cymer’s case, to make its surplus capital contributions for Cymer’s Percentage Interest in the JV, are subject to the consummation of the transactions contemplated under and pursuant to the JV Agreement.

3.                                      Miscellaneous.

3.1          Definitions.  Except as otherwise defined herein, capitalized terms used herein shall have the same meanings attributed to them as in the JV Agreement.

3.2          Notices.  All notices, requests and other communications to any party or to the Parties hereto shall be in writing (including facsimile or similar writing) and shall be given in conformance with Section 12.01 of the JV Agreement.

3.3          Governing Law; Jurisdiction; Waiver of Jury Trial; Dispute Resolution; Arbitration.  This Agreement shall give effect to and shall conform with Sections 12.07, 12.08, 12.09, 12.10 of the JV Agreement and such sections shall be incorporated by reference and applied to this Agreement mutatis mutandis.

3.4          Entire Agreement.  This Agreement together, with the JV Agreement and the Exhibits hereto and thereto, and any documents referred to herein or therein, constitutes the entire agreement of the Parties with respect to the subject matter hereof.  Any references in this Agreement to provisions in the Exhibits to this Agreement are intended for clarification only, and in the event of any inconsistency, the provisions of the Exhibits shall govern.

3.5          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

2.

3.6          Amendment and Waiver.

(a)           Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)           No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

3.7          Headings.  Headings are for ease of reference only and shall not form a part of this Agreement.

3.8          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date set forth in the first paragraph hereof.

TCZ GmbH

By:
Name:
Title:

CYMER, INC.

By:
Name:
Title:

3.

EXHIBIT A

CONTRIBUTED INTELLECTUAL PROPERTY

The following [. . . *** . . ..], and any [. . . *** . . .], and any [. . . *** . . .], and any [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] or [. . . *** . . .] thereof:

[. . . *** . . .]

[. . . *** . . .]

[. . . *** . . .]

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

1.

EXHIBIT C

Form of Supply Agreement

SUPPLY AGREEMENT

dated as of                                           , 2005

between

TCZ GMBH

and

[Supplier]

i

ii.

iii.

Section 16.14	Third Party Beneficiaries	22
Section 16.15	Guaranty	23
Section 16.16	Force Majeure	23

iv.

Supply Agreement

This Supply Agreement (the “Agreement”) is made and entered into as of                                   , 2005 (the “Effective Date”) by and between TCZ GmbH, a limited liability company organized under the laws of Switzerland, having its principal place of business at [              ] (“JV”) and [             ], a [                      ], having its principal place of business at [            ] (“Supplier”).  JV and Supplier are each a “Party” and together constitute the “Parties” to this Agreement.

RECITALS:

1.             Supplier is a Member or Affiliate of a Member of JV, which has been formed by Cymer, Inc. and Carl Zeiss SMT AG (“SMT”) pursuant to a Joint Venture Agreement dated [date], 2005 (the “JV Agreement”); and

2.             JV, Cymer, Inc., SMT and Carl Zeiss Industrielle Messtechnik GmbH (“IMT”) have entered into an Intellectual Property Agreement dated [date], 2005 (the “IP Agreement”), and certain other agreements in furtherance of the collaboration contemplated by the JV Agreement; and

3.             The Parties are entering into this Agreement in order to set forth the terms under which Supplier will supply certain Products (as defined below) to JV and its Affiliates (as defined below).

NOW, THEREFORE, in consideration of the promises and the respective representations, warranties, covenants, and agreements set forth herein, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01           Definitions.   The following terms shall be used in this Agreement with the following meanings.  Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the JV Agreement.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.  As used herein, “control” (and the derivative terms “controlling” and “controlled”) means the direct or indirect ownership of more than fifty percent (50%) of the equity securities or other ownership interests and voting rights of, and the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.  No party or its Affiliates shall by reason of this Agreement be deemed to be an affiliate of the other party or its Affiliates.  The term “affiliated” shall have a corresponding meaning.  Notwithstanding the foregoing definition, when used with respect to Carl Zeiss Laser Optics GmbH or SMT, the term “Affiliate” shall exclusively mean (a) Carl

1.

Zeiss SMT AG and any Person under the control of Carl Zeiss SMT AG and (b) Carl Zeiss IMT GmbH and any Person under the control of Carl Zeiss IMT GmbH.  Notwithstanding the foregoing definition, for purposes of this Agreement, JV and its subsidiaries shall not be considered an Affiliate of Supplier.

“Continuation Event” means (a) the exercise by the Non-Triggering Party of its option to purchase the Triggering Party’s interest in JV following a Triggering Event in accordance with the JV Agreement, (b) the exercise by a Member of its rights of first refusal to purchase the other Member’s Interest in the JV under the JV Agreement, (c) the Transfer of an Interest by a Member or Member Parent (as defined in the JV Agreement) to a Permitted Transferee that is not an Affiliate of such Member, or (d) the Transfer of an Interest as permitted under Section 11.04(c) of the JV Agreement.

“Continuing Party” shall mean (a) the Non-Triggering Party as defined in the JV Agreement, (b) the Member that exercises its right of first refusal to purchase the Interest in the JV of the other Member of the JV, (c) the Member that retains its Interest in the JV upon the Transfer of an Interest by the other Member or Member Parent to a Permitted Transferee which is not an Affiliate of such Member, or (d) the Member that retains its Interest in the JV upon the Transfer by the other Member or Member Parent of an Interest as permitted under Section 11.04(c) of the JV Agreement.

Core Component” means any component of a Product identified as a “Core Component” on Schedule 1, as amended and updated from time to time by the parties.

“Delivery Point” means the place of delivery for each Product as specified in Exhibit B.

“ECO” means an Engineering Change Order issued to Supplier by JV.

“ECR” means an Engineering Change Request from either Party to the other Party.

“ECR Charge” means the costs, as determined by Supplier, associated with implementing the changes of a certain ECR, and shall include, but not be limited to, (i) any additional Expenses (as defined in Schedule 6.01, Para. 4); (ii) any change in pricing or delivery schedule, and (iii) the cost impact of any Product, work-in-process, or component rendered excess or obsolete as a result of the ECR, but shall exclude any costs associated with changes related to product safety, serviceability, liability, or correction of original design flaws.

“Intellectual Property Rights” means any or all of the following and all rights in, arising out of, or associated therewith, whether arising from statute or common law: (i) all United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals,

2.

extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries, including, without limitation, invention disclosures, (ii) all trade secrets and other rights in know-how and confidential or proprietary information, (iii) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world, (iv) all industrial designs and any registrations and applications therefor throughout the world, (v) all rights in World Wide Web addresses and domain names and applications and registrations therefor, all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world, and (vi) any similar, corresponding or equivalent rights to any of the foregoing throughout the world.

“JV Product” means any tool marketed by a JV Purchasing Entity from time to time employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon (LTPS) processing for the manufacture of flat panel displays.

“JV Purchasing Entity” means JV or any Affiliate of JV that submits a Purchase Order for Products under this Agreement.

“Member” shall mean a Person who owns an Interest (as defined in the JV Agreement) in JV.

“Non-Core Component” means any component of a Product that is not a Core Component.

“Other Supplier” means the supplier under the Other Supply Agreement, supplying components to JV pursuant to the Other Supply Agreement.

“Other Supply Agreement” means the supply agreement between JV and [                                ] executed contemporaneously with the execution of this Agreement.

 “Performance Test” means the Performance Test to be performed on all Products, as specified by Section 9.04 and described in Exhibit C.

“Permitted Transferee” shall have the meaning set forth in Section 10.01 of the JV Agreement.

“Person” means an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Preferred Carrier(s)” means the carrier(s) specified by a JV Purchasing Entity from time to time.

3.

“Procured Materials” means the materials purchased by Supplier to manufacture the Products for a JV Purchasing Entity under this Agreement.

“Product” means the products identified on Exhibit A, as amended and updated from time to time by the Parties, to be manufactured by or for Supplier or its Affiliates and supplied to a JV Purchasing Entity in accordance with this Agreement.

“Purchase Orders” means written or electronically transmitted purchase orders for the Products issued by a JV Purchasing Entity to Supplier under this Agreement.

“Quality Manual”  means the quality manual created or used by Supplier to comply with the International Organization for Standardization’s requirements for certification with its ISO 9000 standard.

“Quarterly Business Technical Review Meeting” or “Quarterly BTR” means a meeting between Supplier and JV held at least once every three (3) months, at which the Parties shall review performance under this Agreement.

“SCAR” means a JV Purchasing Entity’s Supplier Corrective Action Form, which shall identify defective Products and require immediate corrective action by Supplier.

“Specifications” means the specifications for a Product, detailed on Exhibit A as amended and updated from time to time by agreement of the Parties.

“Stages” means precision positioning and metrology systems to be incorporated into JV Products.

“Supplier Intellectual Property” means all Intellectual Property Rights to the Products.

(a)           Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Additional Term	2.01(b)
Adjusted EBIT	Schedule 6.01(4)
Agreement	Preamble
Assumed Volume	Schedule 6.01(3)
Changes in Working Capital	Schedule 6.01(4)
COGS	Schedule 6.01(4)
COS	Schedule 6.01(4)
Depreciation	Schedule 6.01(4)
EBIT	Schedule 6.01(4)
Effective Date	Preamble
EULA	14.04

4.

Term	Section
Event of Default	15.01
Expenses	Schedule 6.01(4)
First Customer Ship	Schedule 6.01(2)(c)
Forecasted Quantity	7.03
Generation	Schedule 6.01(1)
IMT	Recital 2
Injunction Notification	13.02(a)
IP Agreement	Recital 2
JV	Preamble
JV Agreement	Recital 1
JV IP Notification	13.02(a)
JV IRR	Schedule 6.01(5)
JV Target IRR	Schedule 6.01(5)
Net Sales	Schedule 6.01(4)
NPV	Schedule 6.01(4)
Outsourced Non-Core Components	14.03
Party or Parties	Preamble
PPP	4.01
Price	Schedule 6.01, Preamble
Pricing Period	Schedule 6.01(4)
Product Defect Notice	9.04
Product Warranty	11.01
R	Schedule 6.01(4)
R&D Expense	Schedule 6.01(4)
R&D Expense Budget	Schedule 6.01(2)(b)
SG&A Expense	Schedule 6.01(4)
SMT	Recital 1
Software	14.04
Spares	Schedule 6.01(7)
Supplier	Preamble
Supplier IP Notification	13.02(a)
Supplier NPV	Schedule 6.01(4)
Warranty Expense	Schedule 6.01(4)

ARTICLE 2
TERM OF AGREEMENT

Section 2.01           Term of Agreement.  The term of this Agreement will begin on the Effective Date and will continue as long as Supplier or any of its Affiliates is a Member of JV or such longer period as specified in Section 2.02 below, unless terminated by either Party in accordance with Article 15.

5.

Section 2.02           Additional Term after Continuation Event.

(a)           Following occurrence of a Continuation Event, the Continuing Party shall have the option to extend the term of this Agreement for an additional period specified by the Continuing Party in a notice of continuation to the other Party not to exceed the Non-Compete Period (as defined in the JV Agreement) (the “Additional Term”).  During the Additional Term, JV shall have the right to terminate this Agreement for any reason upon at least six (6) months prior notice.

(b)           The term of this Agreement shall automatically be extended for successive one (1) year periods upon expiration of any Additional Term referred to in clause (a) above (and any renewal period), unless either JV or Supplier gives the other Party notice that it does not wish to renew at least six (6) months prior to the expiration of the Additional Term or renewal period.

ARTICLE 3
SCOPE OF AGREEMENT

Section 3.01           General.  As more fully set forth in this Agreement, Supplier shall accept Purchase Orders for Products issued by JV or its Affiliates in accordance with Article 7, shall purchase materials necessary to manufacture, assemble, test, and package such Products in accordance with the Specifications and shall deliver the Products to JV or its Affiliates in accordance with the terms of this Agreement.  Supplier shall provide all manufacturing technology, equipment, labor, materials, and facilities necessary to fulfill the accepted Purchase Orders and provide the integration and support services as specified in Article 12.  [Supplier shall use IMT as its exclusive supplier of Core Components for Stages, unless otherwise agreed in writing by JV.](1)

Section 3.02           Exclusivity.  As long as Supplier or any of its Affiliates is a Member of JV, JV and all of its Affiliates shall use Supplier as their exclusive source of supply for the Products (including any successor or substitute Products or any components thereof), other than Non-Core Components outsourced by JV to a third party supplier  in accordance with Section 6.01(c).

Section 3.03           Research and Development Effort.  So long as Supplier or any of its Affiliates is a Member of JV, Supplier will use commercially reasonable efforts to develop the Products, or ensure that its Affiliates use commercially reasonable efforts to develop the Products, in accordance with the applicable Work Plan (as defined in the JV Agreement) adopted from time to time under the JV Agreement, except as may be otherwise mutually agreed by JV and Supplier.  If neither Supplier nor any of its Affiliates is a Member of JV, Supplier will use commercially reasonable efforts to complete development of any Products, or ensure that its Affiliates use commercially reasonable efforts to complete development of any Products that were under development as of the date on

(1) Only necessary in the Zeiss Supply Agreement.

6.

which Supplier and its Affiliates ceased to be a Member of JV, except as may be otherwise mutually agreed by JV and Supplier.  All work performed by or for Supplier as part of this development will be performed in a professional, workmanlike manner and according to prevailing industry standards.  Supplier will allocate and assign to each relevant research and development project, at its discretion, a reasonably sufficient number of qualified personnel with appropriate technical skills.  Supplier may, in addition, from time to time provide research and development services to JV or its Affiliates which shall be documented in the separate R&D Services Agreement between the Parties.

ARTICLE 4
PRODUCTS AND CHANGES

Section 4.01           Products.  When the JV approves a Product Proposal Process (“PPP”) for a JV Product and notifies Supplier in writing of such approval, all components identified within such PPP which fall within the Competency (as defined in the IP Agreement) of the Supplier or its Affiliates shall become Products under this Agreement.  As soon as reasonably practicable thereafter, the Parties shall agree on the specific Specifications, Delivery Points, lead times, Performance Tests and material packaging standards and Product Price for each such Product, and shall amend Exhibits A through D accordingly.

Section 4.02           Change at Supplier’s Request.  Supplier may at any time send an ECR to JV for issues such as, but not limited to, improvement of the Product, lead time reduction, process enhancements, securing the Product availability, or increase of the production yield.  JV shall acknowledge all ECR requests in a reasonable period of time, not exceeding [. .. . *** . . .] ([. . . *** . . .]) [. . . *** . . .] after receipt of Supplier’s ECR by JV.  JV shall report to Supplier the steps and the timeline when the assessment of the ECR can be finalized and decided, not to exceed [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] in any event. No fees shall be charged for ECR administration. If a Supplier ECR is accepted by JV, it will be finalized in an ECO.

Section 4.03           Change at JV’s Request.  JV may at any time request changes to drawings, plans, designs, procedures, specifications, test specifications, or bill of materials, methods of packaging, and shipping quantities of Products, delivery schedules, or any other matter.  All changes, other than changes in quantity of Products shall be requested pursuant to an ECR.

(a)  Supplier’s Response to JV ECRs.  No fees shall be charged for ECR administration.  Supplier shall respond to all ECRs in writing within [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] after an ECR is received by Supplier.  In case Supplier cannot report within [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] due to a complex ECR, Supplier will disclose the steps and the timeline when the assessment of the ECR can be finalized and quoted, not to exceed [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] in any event.  Supplier’s response to an ECR shall include any proposed ECR Charge.  Supplier shall respond in writing to an ECR by (i) rejecting the ECR; (ii) accepting the ECR with no ECR Charge;

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

7.

or (iii) accepting the ECR conditioned upon JV accepting an ECR Charge.  If any such change shall cause either an increase or a decrease in Supplier’s costs or the time required for performance of any part of the work, the changes in Supplier’s costs shall be identified and the delivery schedules may be adjusted as indicated on Supplier’s response to an ECR; provided, however, that such adjustments are approved by JV in writing prior to implementation.

(b)  JV Acceptance of ECRs.  If an ECR is accepted by Supplier with no ECR Charge, it shall be finalized by JV in writing in an ECO.  In the event JV desires to proceed with a change after receiving a report containing an ECR Charge, JV shall finalize the ECR in writing in an ECO and the Price of the relevant Product will be adjusted pursuant to Section 6.01 to reflect the ECR Charge.  In the event JV does not desire to proceed with any change after receiving a report containing an ECR charge, JV shall notify Supplier.  In the event Supplier does not receive written confirmation from JV regarding any change within thirty (30) days after Supplier delivers JV with the report containing an ECR Charge, the corresponding ECR shall be deemed cancelled.

Section 4.04           Emergency Changes.  If JV submits an emergency ECO clearly identified as such, Supplier shall implement such ECO as soon as possible; provided, however, that Supplier has advised JV of and JV has approved in writing any cost or other impact of such change.

Section 4.05           Impact on Part Numbers.  In case of a change in form, fit or function of a Product, a new part number will be issued.

Section 4.06           Impact on Open Purchase Orders.  Unless JV specifies otherwise in its written approval of changes pursuant to this Article 4, such changes shall not impact any units already scheduled for delivery as of the date of JV’s approval.

ARTICLE 5
QUALITY AND INSPECTION

Section 5.01           Specification Requirements.  Supplier shall manufacture the Products in accordance with the Specifications, except as modified by written ECOs.  The Specifications shall include, but are not limited to, workmanship, test, dimensional, and cosmetic quality.  Supplier shall provide JV at each Quarterly BTR reports and analysis of its yields and failure rates. The format and content of the quality reports will be agreed between both Parties.

Section 5.02           ISO 9000 Certification, Documentation and Inspection.  Supplier (and any Affiliates of Supplier providing Products or components of Products to Supplier for delivery to  a JV Purchasing Entity under this Agreement) shall be, at a minimum, ISO 9000 compliant as of the Effective Date and at all times during the term of this Agreement, including any Additional Terms or  renewal terms.  Supplier acknowledges that it is essential for JV and its

8.

Affiliates to be able to satisfy and comply with the requirements for ISO 9000 certification.  Supplier agrees to assist JV and perform all acts reasonably requested by JV in furtherance of JV’s or JV Affiliates’ ISO 9000 certification including but not limited to the following:

(a)           If Supplier is or becomes ISO 9000 certified, Supplier shall (i) promptly upon request provide JV with a copy of Supplier’s ISO 9000 certificate from its registrar (e.g., DNV or TUV) and a copy of Supplier’s Quality Manual; and (ii)  in the event JV determines there are quality issues with the Products or any part thereof and upon reasonable notice during Supplier’s normal business hours, allow JV to conduct special audits/inspections of Supplier’s facility as JV deems necessary to assess Supplier’s compliance with its Quality Manual; and

(b)           If Supplier is not ISO 9000 certified, but is or becomes ISO 9000 compliant, Supplier shall (i) promptly upon request provide JV with a copy of Supplier’s Quality Manual; (ii) allow JV to conduct pre-award, post-award and annual audits of Supplier’s facilities as required under ISO 9000; and (iii)  in the event JV determines there are quality issues with the Products or any part thereof and upon reasonable notice during Supplier’s normal business hours, allow JV to conduct special audits/inspections of Supplier’s facility as JV deems necessary to assess Supplier’s compliance with its Quality Manual.

Any such inspections/audits and any testing done by JV in accordance with (a) and (b) above shall not relieve Supplier of liability for Products later found to be defective or for Supplier’s failure to meet its obligations under this Agreement.  JV shall have the same rights with respect to any Affiliates of Supplier providing Products or components of Products to Supplier for delivery to a JV Purchasing Entity under this Agreement as JV has with respect to Supplier under this Section 5.02; provided that JV will first request Supplier to conduct such audits of its Affiliates and report the results thereof to JV, and JV will only conduct such audits directly with respect to Affiliates of Supplier if, in JV’s reasonable opinion, Supplier has failed to satisfactorily perform such audits.  If JV elects to conduct an audit of a Supplier’s Affiliate, it shall notify Supplier of its election and keep Supplier reasonably informed of the progress of any such audit.

Section 5.03           Agency Approvals.  Supplier shall be responsible for obtaining all required agency and regulatory approvals for the Products as specified in the Specifications; provided, however, that JV shall provide Supplier with all information and assistance reasonably requested by Supplier for the purpose of obtaining such approvals.

Section 5.04           Quality Tracking.  JV may, at its expense and option, track and evaluate the quality of the Products received from the Supplier.  The quality of the Products shall be reviewed at each Quarterly BTR.

9.

Section 5.05           Serialization.  All Products shall be serialized by Supplier.  The serial number affixed to each Product shall be traceable back to the manufacturing location, time, and lot.

ARTICLE 6
PRICING

Section 6.01           Cost Model And Prices.

(a)           General Pricing Model.  Except as otherwise provided in this Article 6, the Price for each Product shall be determined by the Parties in accordance with this Article 6 and the specific provisions of Schedule 6.01.

(b)           Tax or Legal Requirements.  The Parties believe that the Prices determined as provided in this Article 6 will represent fair compensation for the Products and reflect the amount the JV Purchasing Entity would pay and the Supplier would receive in an arms-length transaction between unrelated persons.  If either Party believes in good faith that applicable tax or other laws or regulations require that the Prices be higher or lower than those otherwise determined under this Article 6, the Parties will discuss such requirements and make such adjustments to the Prices charged in the future under this Agreement as may be required by such applicable tax or other laws or regulations.  If (i) the prices charged by the Other Supplier for its products are increased under the provisions of the Other Supply Agreement with JV that are comparable to this Section 6.01(b) or (ii) the prices charged by the Other Supplier under an Administrative Services Agreement, Facilities Agreement or R&D Services Agreement (as those terms are defined in the JV Agreement) are increased to include a higher margin than that called for by the terms of those agreements in order to meet the requirements of applicable tax or other laws or regulation, then the Parties will discuss making adjustments to the Prices charged in the future under this Agreement so that the Supplier is treated equitably in relation to the Other Supplier and its Affiliates.  Each Party may conduct or have conducted such transfer pricing studies as it believes necessary or prudent to verify that the Prices comply with applicable tax or other laws or regulations, and shall provide a copy of any such transfer pricing study to the other Party upon request.

(c)           Process for Outsourcing to Lower Cost Suppliers.  From time to time, beginning [. . . *** . . ..] ([. . . *** . . .]) [. . . *** . . .] the [. . . *** . . .], JV may approach Supplier with an indication that it has reasonable grounds to believe that a certain Non-Core Component could be obtained from a third party supplier at the same quality and performance level at a price that is [. . . *** . . .]% [. . .. *** . . .] Supplier’s forecasted or applicable COGS (as defined in Schedule 6.01) for such Non-Core Component.  On the basis of such indication, Supplier shall obtain quotes for such Non-Core Component from third party suppliers.  Supplier and JV shall then discuss the quotes so obtained and consider the feasibility of outsourcing the supply of the applicable Non-Core Component to a third party supplier.  If a price quote so obtained from a third party supplier is [. . . *** . . .]% [. . .. *** . . .] Supplier’s

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

10.

applicable COGS used in determining the price for such Non-Core Component, Supplier shall, at its option, (i) outsource the production of such Non-Core Component to such third party supplier, but remain the immediate and exclusive supplier to the JV for such Non-Core Component, (ii) continue to produce such Non-Core Component but reduce the applicable price to the JV so that the COGS used in determining the price match the price quoted by the third party supplier, or (iii) permit JV to outsource supply of such Non-Core Component to a third party supplier, in which case Supplier will cease to be the exclusive supplier for such Non-Core Component, the price of the Products will be reduced by the COGS of such Non-Core Component used in determining such Price, and Supplier shall provide JV, [. . . *** . . .], with all relevant design drawings and performance specifications to enable such outsourcing and JV shall be entitled to exercise the license under Section 14.03 of this Agreement.  For the avoidance of doubt, this Section 6.01(c) shall apply to Non-Core Components of Stages supplied by IMT and any other Non-Core Components supplied by Supplier’s Affiliates.

Section 6.02           Currency.  All Prices of Products will be in Supplier’s functional currency.

Section 6.03           Taxes.

(a)           All applicable taxes, including, but not limited to, sales taxes, use taxes, value-added taxes, transaction privilege taxes, gross receipts taxes, and other charges, such as duties, customs, tariffs, imposts, and government imposed surcharges, and such taxes and/or other charges shall be stated separately on Supplier’s invoice to each JV Purchasing Entity.  Supplier shall remit all such charges to the appropriate tax authority on such JV Purchasing Entity’s behalf, unless such JV Purchasing Entity provides sufficient proof of tax exemption.

(b)           In the event that a JV Purchasing Entity is prohibited by law from making payments to Supplier unless such JV Purchasing Entity deducts or withholds taxes therefrom and remits such taxes to the local taxing jurisdiction, then JV Purchasing Entity shall duly withhold such taxes, shall pay to Supplier the remaining net amount after the taxes have been withheld, and shall make available to Supplier any statements or receipts for such payments that may be necessary for Supplier to claim a credit or refund for such withheld taxes.  Such JV Purchasing Entity shall not be required to reimburse Supplier for the amount of such taxes withheld.  When property is delivered and/or services are provided, or the benefit of services occurs within jurisdictions in which Supplier’s collection and remittance of taxes is required by law, Supplier shall have sole responsibility for payment of said taxes to the appropriate tax authorities.  In the event Supplier does not collect tax from a JV Purchasing Entity, and is subsequently audited by any tax authority, liability of such JV Purchasing Entity will be limited to the tax assessment, with no reimbursement for penalty or interest charges.  Each Party is responsible for its own respective income taxes or

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

11.

taxes based upon gross revenues, including, but not limited to, business and occupation taxes.

Section 6.04           Audit Rights.  At any time during the term of this Agreement that Supplier (directly or through an Affiliate) is no longer a Member, JV shall have the right, upon reasonable notice, to have inspected and examined by an independent third party auditing firm selected by JV, Supplier’s and its Affiliates’ financial and business records relating to Expenses, to ensure compliance with the pricing terms of this Agreement.  The auditor, at its option, may request Supplier to make Supplier’s Affiliates’ financial and business records available for inspection and examination by the auditor or may audit such Affiliates’ financial and business records directly with such Affiliates, or both, provided that the auditor will advise Supplier in advance if it elects to conduct an audit of the Affiliates’ financial and business records directly with such Affiliates and shall keep Supplier reasonably informed of the progress of any such audit.  Such audit may be conducted no more frequently than once in any year and shall be conducted at JV’s expense, unless such audit reveals that the amount paid by all JV Purchasing Entities for the period covered by such audit exceeded by [. . . *** . . .] than [. . . *** . . .] percent ([. . . *** . . .]%) the amount that such JV Purchasing Entity should have been required to pay under this Agreement for such period, in which event Supplier shall bear the costs of such audit.   The auditor may be required by Supplier to execute a confidentiality agreement with Supplier, and shall only report to JV the amount and period of any overpayment or underpayment, the affected Product(s) and a breakdown of the overpayment or underpayment by types of Expenses (as defined in Schedule 6.01).

ARTICLE 7
PLANNING, ORDERS, AND ADJUSTMENTS

Section 7.01           Planning.  (a)  As long as Supplier (directly or through an Affiliate) is a Member of JV, the volume and product mix scenarios contained in the Business Plan of the JV (as in effect from time to time) shall serve as non-binding indications for the Parties.

(b)           If Supplier is no longer (directly or through an Affiliate) a Member of JV, in every calendar month during the remaining term of this Agreement, JV shall provide Supplier with a demand forecast covering the period of [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] beginning with the [. . . *** . . .] in which such forecast is provided.  Such forecast shall specify the number of units of the Products that all JV Purchasing Entities anticipate purchasing during the [. . . *** . . .] ([. . .. *** . . .]) [. . . *** . . .] period.  Such forecast shall be non-binding and shall not be regarded by Supplier as JV’s or JV Purchasing Entities’ commitment to purchase, or by JV or JV Purchasing Entities as Supplier’s commitment to produce and deliver, the quantity of Products.

Section 7.02           Purchase Orders.  Any JV Purchasing Entity may order Products by issuing Purchase Orders to Supplier in writing or by electronic means.  If any of the terms of this Agreement conflict with any term of an issued

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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Purchase Order, this Agreement shall take precedence. To be effective, all Purchase Orders must comply with the lead times for each Product listed on Exhibit B, and contain the following terms:

(a)           description of the Products to be purchased, by part number;

(b)           quantity of the Products to be purchased;

(c)           delivery date or shipping schedule;

(d)           the location to which the Products are to be shipped;

(e)           transportation instructions; and

(f)            price.

Each Purchase Order shall provide an order number for billing purposes and may include other instructions and terms as may be appropriate under the circumstances as agreed by the Supplier and JV Purchasing Entity.

Section 7.03           Acceptance of Purchase Orders. Provided that JV Purchasing Entity complies with the lead time requirements for a Product listed on Exhibit B and except as otherwise provided in Section 13.02, Supplier shall accept all Purchase Orders otherwise complying with this Article 7.  Supplier shall be bound to (and Supplier shall ensure that any of its Affiliates supplying Products or components of Products) meet the requested delivery dates in such Purchase Orders for any quantity of Products that is within the quantity of Product specified in (a) if the Supplier is (directly or through an Affiliate) a Member of JV, the then current Business Plan (including the upside quantity specified in the Business Plan) or (b) if the Supplier is no longer (directly or through an Affiliate) a Member of JV, the most current Business Plan (including the upside quantity specified in the Business Plan) in effect at the time Supplier (directly or through an Affiliate) ceased to be a Member of JV  (“Forecasted Quantity”), and shall use commercially reasonable efforts to meet the requested delivery dates in such Purchase Orders to the extent that such Purchase Orders are for a quantity that exceeds the Forecasted Quantity.  If Supplier fails to deliver to a JV Purchasing Entity a notice of rejection of a Purchase Order within [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] of receipt of such Purchase Order, the Purchase Order shall be deemed accepted.  In the event that Supplier is aware of any circumstances that will prevent it from complying with the delivery date or shipping schedule, or finds the schedule unacceptable for some other reason, the Supplier and JV Purchasing Entity agree to negotiate in good faith to resolve the disputed matter.

Section 7.04           Rescheduling of Purchase Orders.  With respect to each existing Purchase Order, the applicable JV Purchasing Entity shall have the right to reschedule the delivery of Products under such Purchase Order [. .. . *** . . .] time, at any

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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time prior to shipment, without charge, for delivery within [. . . *** . . .] of the originally scheduled delivery date.

Section 7.05           Inventory Planning.  Supplier shall take all steps necessary to fulfill the Product and delivery requirements of each Purchase Order.

Section 7.06           Cancellation of Purchase Orders.  A JV Purchasing Entity may cancel any Purchase Orders, in whole or in part, on [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] notice to Supplier; provided, however, that the JV Purchasing Entity shall reimburse Supplier for costs in accordance with this Section 7.06.  Notwithstanding the foregoing, both Supplier (and its Affiliates) and JV Purchasing Entity shall undertake all reasonable measures to mitigate the costs associated with the cancellation of a Purchase Order, and Supplier (and its Affiliates) shall make all reasonable efforts to return to suppliers all excess and obsolete material immediately upon receipt of any cancellation.  In the event that a JV Purchasing Entity cancels a Purchase Order, Supplier shall submit a report within [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] of such cancellation that details the costs associated with such cancellation.  In the event that Supplier is unable to mitigate certain costs associated with a cancellation, the JV Purchasing Entity shall reimburse Supplier for the costs associated with such cancellation; provided, however, that the JV Purchasing Entity shall only be required to reimburse Supplier for costs incurred by Supplier in accordance with actual material requirements planning practices for raw material, tooling costs, and work in progress and finished goods that cannot be used or reused in other Products under this Agreement or in products for other customers within [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] of the scheduled delivery date under the cancelled Purchase Order.

ARTICLE 8
INVENTORY PLANNING

Section 8.01           Procurement of Materials.  JV Purchasing Entities shall not be parties to purchase transactions for Procured Materials and Supplier shall be solely responsible for all payments for the Procured Materials.  Supplier shall manage its inventory of Procured Materials in a manner that shall ensure that Supplier can fill JV Purchasing Entities’ Purchase Orders according to the agreed upon lead times and flexibility terms and obtain competitive prices for such materials and components.

Section 8.02           Quarterly BTR.  At each Quarterly BTR, (a) Supplier shall present manufacturing capacity analysis at the plant(s) that produces the Products (including any such plant(s) of Supplier’s Affiliates), which should include, but is not limited to, staffing, facilities, equipment dedicated to producing the Products, Supplier’s business growth that may impact Supplier’s ability to meet JV’s demand; provided, however, that Supplier shall not be required to disclose any information that is covered by any confidentiality agreement between Supplier and Supplier’s other customers, and (b) JV shall present its forecasts and expected industry outlook.

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

14.

ARTICLE 9
DELIVERY; CARRIER; TITLE; RISK OF LOSS; AND ACCEPTANCE

Section 9.01           Delivery.  Supplier shall deliver or have delivered the total number of units of a Product ordered in a particular accepted Purchase Order to the Delivery Point no more than [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] nor [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] of the date specified in such Purchase Order.  Deliveries shall be FCA (Incoterms 2000) Delivery Point.  Risk of loss shall pass to JV Purchasing Entity upon delivery.

Section 9.02           Packaging and Shipping.  Supplier shall mark, pack, package, crate, transport, ship, and store the Products to ensure delivery of the Products to their ultimate destination in a safe condition and in compliance with all requirements of the carrier and destination authorities and all special instructions from a JV Purchasing Entity.  Supplier shall use a Preferred Carrier or its own shipping services for delivery; provided, however, that if a JV Purchasing Entity does not designate a Preferred Carrier, Supplier may select a common carrier at its discretion.

Section 9.03           Failure to Meet Delivery Date.  In addition, and without prejudice to any other rights or remedies available to JV or a JV Purchasing Entity under law or otherwise:

(a)           If a delivery is or shall be late by [. . . *** . . .] or [. . . *** . . .], provided late delivery was not caused by affirmative acts of a JV Purchasing Entity, Supplier shall use its best efforts to expedite delivery and pay the incremental cost of such accelerated delivery of the order to the JV Purchasing Entity and any penalties or late fees which the JV Purchasing Entity is contractually required to pay to its customer as a result of such late delivery, provided such penalties or late fees shall have been disclosed to and accepted by Supplier.

(b)           If Supplier delivers Products [. . . *** . . .] than [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] of the required delivery date, the JV Purchasing Entity shall retain such Products and postpone payment until it is due per the original delivery date and the terms hereof.

Section 9.04           Product Inspection and Acceptance.  A JV Purchasing Entity may inspect Products delivered under this Agreement for deficiencies in workmanship or material either at the Delivery Point and/or at its destination.  Prior to initiating delivery, Supplier shall conduct, or after delivery the JV Purchasing Entity may conduct, a Performance Test, which shall demonstrate that the Products are in compliance with the Specifications.  In the event that a Product fails a Performance Test performed by Supplier, Supplier shall cure such defect prior to initiating delivery.  If a Product delivered by or on behalf of Supplier fails a Performance Test conducted by the JV Purchasing Entity or is otherwise found to be defective by a JV Purchasing Entity, the JV Purchasing Entity shall issue a notice of Product defect to Supplier (the “Product Defect

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

15.

Notice”).  The JV Purchasing Entity may require Supplier, at Supplier’s option, to repair or replace such defective or non-conforming Products in accordance with and subject to the warranty provisions set forth in Article 11.  Products shall be deemed accepted by the JV Purchasing Entity upon delivery; however, acceptance shall not affect any rights of the JV Purchasing Entity under the warranty provisions set forth in Article 11.

Section 9.05           Packaging and Printed Materials.  All packaging and labeling shall comply with JV Purchasing Entity’s requirements, which shall be provided in Exhibit D for each Product.  Supplier is not allowed to put a Supplier label on the Products and shipping crates for module and systems unless stated in writing by JV.

ARTICLE 10
PAYMENTS

Section 10.01         Payment for Products.  The JV Purchasing Entity shall pay Supplier for quantities of Product delivered to such JV Purchasing Entity (a) as long as Supplier or any of its Affiliates is a Member of JV, [. . . *** . . .] the [. . . *** . . .] that such JV Purchasing Entity [. . . *** . . .] for the [. . . *** . . .] in which the [. . . *** . . .] or (b) if Supplier is [. . . *** . . .] (whether [. . . *** . . .]) a [. . . *** . . .], [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .].  Supplier shall have the right to place JV Purchasing Entity’s shipments on hold if the JV Purchasing Entity becomes [. . . *** . . .] than [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] delinquent, and, if such delinquencies are not resolved within [. . . *** . . .], Supplier, in Supplier’s sole discretion, may stop obtaining the Procured Materials and manufacturing of Products.  JV Purchasing Entity’s payment of Supplier’s invoice shall not constitute final acceptance of the Product and is subject to adjustments for errors, shortages and defects.  Both Parties agree to work diligently to resolve any discrepancies involving invoices.

ARTICLE 11
WARRANTIES

Section 11.01         Product Warranty.  Supplier represents and warrants to JV that each Product shall be free from defects in workmanship and materials and conform to the Specifications from the date on which the Product is delivered until [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] from the date on which the JV Purchasing Entity’s product warranty to its customer for the JV Product becomes effective, but in no event will the warranty period continue beyond [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] from the date of delivery to the JV Purchasing Entity (the “Product Warranty”).

Section 11.02         Warranty Exclusions.  The warranty in Section 11.01. does not apply to:

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

16.

(a)           a Product that has been abused, damaged, altered or misused by any person or entity after title passes to a JV Purchasing Entity;

(b)           any materials consigned or supplied by a JV Purchasing Entity or at a JV Purchasing Entity’s request to Supplier; and

(c)           any modification of the Products by a JV Purchasing Entity or its customer without approval by Supplier in writing, which approval shall not unreasonably be delayed or conditioned.

Section 11.03         Repair Under Product Warranty.  Supplier shall, at Supplier’s option and expense, repair or replace any Products found defective and covered by the Product Warranty.  Supplier shall bear warranty costs such as JV’s labor, Supplier’s labor, material, inspection and shipping to and from the Product user, including all costs associated with Product installation.

Section 11.04         Discovery of Defect By JV Purchasing Entity.   Upon the discovery of a defective Product within the warranty period, the JV Purchasing Entity shall issue to Supplier a SCAR.  Supplier shall promptly respond to the SCAR with the appropriate corrective action or failure analysis.

Section 11.05         Notice of Non-Compliance.  If Supplier discovers or suspects that any Product (whether or not it has at the time become part of an assembly with a JV Product) fails to comply with any applicable consumer product or electrical safety rule or contains a defect that could create a substantial product or electrical hazard, Supplier shall notify JV immediately and supply JV with information concerning the nature and extent of the defect involved and the nature and severity of injuries or potential injuries related to the particular Product.  Supplier shall notify JV immediately of any claim made or proceeding commenced against it arising out of its activities under this Agreement.

Section 11.06         Supplier’s Representations and Warranties.  Supplier represents and warrants that it has obtained the rights from its Affiliates, including IMT, to fully perform under this Agreement, including but not limited to obtaining from IMT the right for JV to conduct audits in accordance with Section 6.04.(2)

Section 11.07         Limitation of Warranty.

(a)           All claims for breach of the Product Warranty must be received by Supplier no later than [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] after the expiration of the warranty period.

(b)           THE WARRANTIES IN THIS SECTION ARE THE ONLY WARRANTIES GIVEN BY SUPPLIER.  SUPPLIER MAKES, AND JV

(2) References to IMT not necessary in Cymer Supply Agreement.

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

17.

RECEIVES, NO OTHER WARRANTY EITHER EXPRESS OR IMPLIED.  ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE ARE EXPRESSLY DISCLAIMED AND EXCLUDED.

Section 11.08         No Waiver.  A JV Purchasing Entity’s approval or acceptance of any Products that do not meet the Specifications shall not relieve Supplier of its warranty obligations under this Section 11.

ARTICLE 12
INTEGRATION AND SUPPORT SERVICES

Section 12.01  Integration and Support Services for Products.  As soon as reasonably practicable after the Specifications for a Product have been agreed upon by the Parties, but in any event no later than two calendar quarters before the expected initial first commercial shipment of such Product by Supplier to JV, JV and Supplier will mutually agree upon the integration and support services to be provided by Supplier with respect to such Product, which will be included in the Price of such Product.  A description of such integration and support services will be attached to this Agreement as Exhibit E.

Section 12.02.  Additional Integration and Support Services for JV Products.  The Parties may mutually agree that Supplier will provide integration and support services with respect to Products in addition to the integration and support services to be included in the Price of the Products under Section 12.01, or the Parties may mutually agree that Supplier will provide integration and supports services to the JV with respect to JV Products.  Any such agreement for additional integration and support services will be set forth in a separate support services agreement between the Parties.

ARTICLE 13
INTELLECTUAL PROPERTY INDEMNITY AND INJUNCTIONS

Section 13.01         Indemnity.  Notwithstanding Section 16.13, entitled Limitation of Liability, if notified promptly in writing of any action brought against a JV Purchasing Entity or its customers based on a claim that a Product provided hereunder or any of its parts directly infringes the Intellectual Property Rights of a third party, Supplier will defend such action at its expense and will pay the cost and damages awarded in any such action, provided that, the JV Purchasing Entity (and any indemnified customer) grants Supplier sole control of the defense and settlement of such action and at Supplier’s request and expense provides Supplier with all assistance and information reasonably required for the defense and settlement of such action.

Section 13.02         Injunctions; Claims.

(a) In the event that an injunction (whether temporary, preliminary or final) is obtained against a JV Purchasing Entity’s or a JV Purchasing Entity’s

18.

customer’s sale, offer for sale, importation or use of a Product or any of its parts, or against Supplier’s making, sale, offer for sale, importation or use of a Product or any of its parts by reason of infringement of any third party’s Intellectual Property Rights, the JV Purchasing Entity or Supplier becoming aware of such injunction shall promptly so notify the other (“Injunction Notification”). In the event that, in a JV Purchasing Entity’s reasonable opinion, a Product provided hereunder or any of its parts becomes or is likely to become the subject of a claim that it directly or contributorily infringes the Intellectual Property Rights of a third party, the JV Purchasing Entity shall promptly so notify Supplier in writing ( “JV IP Notification”).  In the event that, in Supplier’s reasonable opinion, a Product provided hereunder or any of its parts becomes or is likely to become the subject of a claim that it directly  or contributorily infringes the Intellectual Property Rights of a third party, Supplier shall promptly so notify JV in writing (a “Supplier IP Notification”).

(b)  In the event of an Injunction Notification or a JV IP Notification Supplier must, and in the event of Supplier IP Notification Supplier may, at its option and expense, either (i) procure for any affected JV Purchasing Entity and its customers the right to continue selling, offering for sale, using and importing the affected Product or (ii) replace or modify same so that it becomes non-infringing, free of any third party Intellectual Property Rights, but substantially equivalent in function to such Product.  If in the case of any Injunction Notification, JV IP Notification, or Supplier IP Notification, options (i) and (ii) above cannot be accomplished by Supplier despite Supplier’s commercially reasonable efforts and expense, then Supplier may, upon notice to JV and each affected JV Purchasing Entity:

(x) reject future purchase orders and cancel any previously accepted but not yet fulfilled purchase orders for the affected Products, and

(y) offer to accept the return, for a full refund of the purchase price, of any affected Products previously delivered under this Agreement and not yet sold or otherwise transferred by any JV Purchasing Entity to a customer; and, in the event of such offer, Supplier shall be relieved of any obligation to indemnify the JV Purchasing Entity pursuant to Section 13.01 above to the extent of any and all amounts attributable to the making, use, sale, offer for sale, importation, duplication, distribution or other exploitation, by the Purchasing JV Entity, occurring after the date of such notice, of any such Product for which Supplier has offered to accept return. For the avoidance of doubt, nothing in this Section 13.02(b) shall relieve Supplier of its obligation to indemnify any JV Purchasing Entity and its customers for the making, use, sale, offer for sale, importation, duplication, distribution or other exploitation of such Product sold or otherwise transferred by any JV Purchasing Entity to a customer prior to the date of such notice.

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Section 13.03         Required Request from Member.  No JV Purchasing Entity shall have any rights against Supplier, and Supplier shall have no liability to a JV Purchasing Entity, under this Article 13 unless one Member of JV requests in writing that Supplier comply with its obligations thereunder.

Section 13.04         Exclusions.  Supplier shall have no liability under this Article 13 in relation to any infringement or alleged or potential infringement (a) of Intellectual Property Rights of any Member of the JV that is not an Affiliate of Supplier or of any Affiliates of such Member, (b) resulting from the combination of Supplier’s Products with products supplied by other entities that are not Affiliates of Supplier, including without limitation the Member of the JV that is not an Affiliate of Supplier, or (c) based on the practice of any methods by JV Purchasing Entities or their customers.  Supplier’s obligations to indemnify a customer of a JV Purchasing Entity under this Article 13 shall be limited in scope and amount to the obligation of the JV Purchasing Entity to indemnify such customer.

Section 13.05         Sole Remedy.  The provisions of this Article 13 set forth Supplier’s sole and exclusive obligations, and JV Purchasing Entity’s sole and exclusive remedies, with respect to infringement of Intellectual Property Rights of any kind.

ARTICLE 14
INTELLECTUAL PROPERTY

Section 14.01         Intellectual Property Generally.  As between the Parties, Supplier (or its Affiliates) shall retain all Intellectual Property Rights in the Products, provided that nothing in this Agreement, will supersede or limit the terms of the Intellectual Property Agreement or any licenses granted therein.

Section 14.02         Non-Assertion of Method Patents.  Supplier, on behalf of itself and its Affiliates, covenants that it and its Affiliates will not at any time sue any JV Purchasing Entity or users of Products purchased by any JV Purchasing Entity under this Agreement for infringement of any patents owned or controlled by Supplier or its Affiliates for the use of the Product, or the practice of any process or method performed by such Product in the course of use of the Product, in the manufacture of flat panel displays.

Section 14.03         License in the Event of Outsourcing.  Without limiting any licenses granted under the Intellectual Property Agreement, if and to the extent that JV is entitled to outsource the supply of Non-Core Components after following the process required by Section 6.01(c) (“Outsourced Non-Core Components”), Supplier, on behalf of itself and its Affiliates, hereby grants JV and its Affiliates a worldwide, non-exclusive, non-transferable (except as permitted under this Agreement), sublicensable, irrevocable, [. . . *** . . .], during the term of this Agreement, under any Intellectual Property Rights owned or controlled by Supplier or its Affiliates in the design drawings or performance

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

20.

specifications for Outsourced Non-Core Components and in any Patents contained in Foreground Technology and Disclosed Know-How (as defined in the IP Agreement) relating to such Outsourced Non-Core Components, to have made, use and import, sell and offer for sale, lease and otherwise transfer any Outsourced Non-Core Components. For the avoidance of doubt, JV shall be entitled to exercise the foregoing license only if and to the extent that it is entitled to outsource the supply of such Non-Core Components after following the process required by Section 6.01(c).

Section 14.04         Software License.  Notwithstanding anything in this Agreement to the contrary, to the extent that any Product includes or comprises computer programs or other computer software (collectively “Software”), such Software will be delivered to the JV Purchasing Entity subject to, and JV Purchasing Entity shall distribute such Software only accompanied by a copy of, Supplier’s then current end user license agreement applicable to such Software (“EULA”).  The EULA may be either a written agreement signed by the end user or in such form and with such acceptance notices and procedures as Supplier may reasonably specify from time to time during the term of this Agreement.  The JV Purchasing Entity will distribute the Software solely with Products and solely for use in conjunction with Products (and not on a “stand-alone” basis).  For the avoidance of doubt, neither Software nor any copy of Software is sold to any JV Purchasing Entity.

ARTICLE 15
EVENT OF DEFAULT; TERMINATION

Section 15.01         Event of Default.  The following shall constitute an “Event of Default”:  A material breach by either Party or any of its Affiliates of its obligations under this Agreement that is not remedied within [. .. . *** . . .] ([. . . *** . . ..]) [. . . *** . . .] after notice by the other Party describing the specific breach and invoking this Section 15.01.  For avoidance of doubt, an Event of Default shall not constitute grounds for terminating this Agreement except as provided in Section 15.02.

Section 15.02         Termination.  In addition to the termination of this Agreement upon expiration of its term in accordance with Article 2, without limiting any other rights or remedies, either Party may, at its election, terminate this Agreement upon [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] notice to the other Party:

(a)           if neither the Supplier nor any of its Affiliates is a Member of JV, and an Event of Default by the other Party or its Affiliates has occurred and is continuing;

(b)           upon the commencement by or against the other Party of any case or proceeding under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, or the appointment of any receiver, trustee or assignee to take possession of the

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

21.

properties of the other Party, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within thirty (30) days from the date of said commencement or appointment; or

(c)           upon dissolution of JV, provided that Supplier shall not be entitled to terminate under this paragraph (c) if there has been a Continuation Event prior to such dissolution.

Section 15.03         Survival of Provisions.  Notwithstanding anything herein to the contrary, the provisions of Articles 1 (Definitions), 11 (Warranties), 13 (Intellectual Property Indemnity and Injunctions), 14 (Intellectual Property), and 16 (Miscellaneous) and Sections 15.03 (Survival Provisions) and 15.04 (Acts of the Parties Upon Termination) shall survive termination or expiration of this Agreement.

Section 15.04         Acts of the Parties Upon Termination.  Upon termination for cause:

(a)           Supplier, at JV’s election, shall continue working on outstanding Purchase Orders and protect all property in which a JV Purchasing Entity has or may acquire an interest; and such JV Purchasing Entity shall compensate Supplier for all Products delivered and accepted by such JV Purchasing Entity under the terms of the Purchase Orders; and

(b)           Each Party shall return to the other, freight collect, all materials that contain the other’s Confidential Information (as defined in the Confidentiality Agreement among the Parties executed contemporaneously with this Agreement), or if the other Party gives written instructions to do so, destroy all such materials and provide the other Party a written certificate of destruction within thirty (30) days after such destruction.

ARTICLE 16
MISCELLANEOUS

Section 16.01         Notices.  All notices, requests and other communications to any Party shall be in writing (including facsimile or similar writing) and shall be given,(3)

if to the JV, to:

TCZ GMBH

[address]
Attention: Chief Executive Officer

(3) Note to draft: addresses for notices to be completed at time of execution of agreement.

22.

Facsimile No: [                  ]
Telephone No.: [                        ]

with a copy to:

[                  ]
Attention: [                ]
Facsimile No: [                  ]
Telephone No.: [                        ]

if to Supplier, to:
[                  ]
Attention: [                ]
Facsimile No: [                  ]
Telephone No.: [                        ]

with a copy to:

[                  ]
Attention: [                ]
Facsimile No: [                  ]
Telephone No.: [                        ]

Section 16.02         Amendments; No Waivers.

(a)           Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)           No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 16.03         Expenses.  Except as otherwise provided herein, all costs and expenses incurred by the Parties hereto in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 16.04         Assignment.  This Agreement may not be assigned or otherwise transferred by the Supplier, except to a Permitted Transferee or a transferee permissible under Section 11.04(c) of the JV Agreement who in each case is assigned Supplier’s entire Interest in the JV (or Supplier’s Affiliate’s entire

23.

Interest in the JV in the event Supplier’s Affiliate holds an Interest).  This Agreement may not be assigned or otherwise transferred by the JV, except: (i) to an Affiliate; or (ii) to a Continuing Party or to an entity acquiring all or substantially all of the assets of the JV following a Continuation Event.  Terms used in this Section 16.04 not defined in this Agreement are defined in the JV Agreement.

Section 16.05         Headings.  Headings are for ease of reference only and shall not form a part of this Agreement.

Section 16.06         Entire Agreement.  This Agreement together, with the Exhibits hereto, and any documents referred to herein or therein, constitutes the entire agreement of the Parties with respect to the subject matter hereof.  Any references in this Agreement to provisions in the Exhibits to this Agreement are intended for clarification only, and in the event of any inconsistency, the provisions of this Agreement shall govern.

Section 16.07         Governing Law.  This Agreement shall be governed by, and construed under, the laws of [. . . *** . . .] (without regard to conflicts of laws principles).

Section 16.08         WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 16.09         Dispute Resolution; Arbitration.  (a) Any dispute, controversy or claim arising out of or in connection with this Agreement or the alleged breach, termination or invalidity thereof, may be escalated, at the request of either Party, to the Chairman of the Board (or equivalent officer) of each Party for resolution.  In the event of such a request, the Chairmen shall meet, either in person or by telephone, within [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] after the date of such request in order to discuss and attempt to resolve such dispute, controversy or claim by mutual agreement.

(b)  Any dispute, controversy or claim arising out of or in connection with this Agreement or the alleged breach, termination or invalidity thereof that is not settled by the dispute resolution process set forth in Section 16.09(a) or otherwise by the joint agreement of the Parties shall be finally settled under Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules.  Unless otherwise agreed by the Parties, such arbitration shall take place in [. . . *** . . .].  Any award rendered by the arbitrators will be final and binding on the parties, and judgment upon the award may be entered in the [. . . *** . . .], or any other court having jurisdiction over the award or having jurisdiction over the Parties or their assets.  The arbitration

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

24.

agreement contained in this Section 16.09 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award.

Section 16.10         Independent Contractors.  The relationship of the Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed or implied to give any Party the power to direct or control the day-to-day activities of any other Party, nor shall any Party have the right or authority to assume, create or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another Party except as expressly set forth in this Agreement.

Section 16.11         Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 16.12         Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original.  This Agreement shall become effective only after and subject to each Party having received a counterpart hereof signed by each of the other Parties.

Section 16.13         Limitation of Liability.

(a)           EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, INCLUDING WITHOUT LIMITATION LOST PROFITS AND OPPORTUNITY DAMAGE TO ASSOCIATED EQUIPMENT, COST OF CAPITAL, FACILITIES, SERVICE, OR REPLACEMENT POWER, DOWNTIME COSTS, OR CLAIMS OF EITHER PARTY’S CUSTOMERS FOR SUCH DAMAGES, WHETHER OR NOT EITHER PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

(b)           EXCEPT WITH REGARD TO INTELLECTUAL PROPERTY INDEMNITY OBLIGATIONS, EACH PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNT OF THE GREATER OF [. . . *** . . .]

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

25.

(US$[. .. . *** . . .]) OR THE AGGREGATE AMOUNT PAID AND PAYABLE BY JV UNDER THIS AGREEMENT DURING THE [. . . *** . .. .] PRECEDING THE DATE ON WHICH SUCH LIABILITY AROSE; PROVIDED THAT SUCH AGGREGATE AMOUNT SHALL NOT EXCEED [. .. . *** . . .] (US$[. . . *** . .. .]).

Section 16.14         Third Party Beneficiaries.  No provision of this Agreement is intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder, unless expressly provided herein.

Section 16.15         Guaranty.  Each Party guarantees the full and timely performance of any and all of its Affiliates’ obligations under this Agreement.

Section 16.16         Force Majeure.  In the event that either Party is prevented from performing or, is unable to perform, any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire or other physical casualty, such as flood or earthquake, war, act of terrorism, civil disturbance, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, or any other cause (excluding unavailability of funds, other than in case of bank closure) beyond the reasonable control of the Party invoking this section, and if such Party shall have used its commercially reasonable efforts to mitigate its effects, such party shall give prompt notice to the other Party, and the time for the performance shall be extended for the period of delay or inability to perform directly resulting from such occurrences. Regardless of the excuse of Force Majeure, if such Party is not able to perform within ninety (90) calendar days after such event, the other Party may terminate this Agreement.

[Remainder of this page intentionally left blank.]

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly signed and effective as of the Effective Date.

Accepted and agreed to:

[SUPPLIER]

By:

Name:

Title:

TCZ GMBH

By:

Name:

Title:

SCHEDULE 1

CORE COMPONENTS

1.              Definitions

For purposes of this Schedule 1 the following terms shall be used with the following meanings:

“Background Technology” shall have the meaning set forth in the IP Agreement.

 “Background IP” shall mean any Intellectual Property Rights within Background Technology of the respective Party.

“[. .. . *** . . .]” means [. . . *** . . .] of Products that involve [. . . *** . . .], or that are not [. . . *** . . .] in a [. .. . *** . . .].

“[. .. . *** . . .]” means [. . . *** . . .] based on [. . . *** . . .] for [. . . *** . . .] and [. . . *** . . .] a [. . . *** . . .] and [. . . *** . . .].

“[. .. . *** . . .]” means [. . . *** . . .] for [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] ([. . . *** . . .]), [. . . *** . . .] (which means [. . . *** . . .] to a [. . . *** . . .] with a [. . . *** . . .] and [. . . *** . . .]) and [. . . *** . . .] a [. . . *** . . .] and [. . . *** . . .].

“[. .. . *** . . .]” means [. . . *** . . .] for [. . . *** . . ..] , including without limitation, [. . . *** . . .], [. . .. *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] by a [. . . *** . . .] to provide a [. . . *** . . .] and [. . . *** . . .] at a [. . . *** . . .], but not including [. . . *** . . .] and [. . . *** . . .].

“[. . . *** . . .]” means [. . . *** . . .] for [. . . *** . . .], but not including [. . . *** . . .] .

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2.              Core Components of Cymer means

•                  [. . . *** . . .] of Products, for which [. . . *** . . .];

•                  [. . . *** . . .] ([. .. . *** . . .]) for [. . . *** . . .];

•                  [. . . *** . . .]

•                  [. . . *** . . .] for [. . . *** . . .];

•                  [. . . *** . . .], including [. . . *** . . .];

•                  [. . . *** . . .], including [. . . *** . . .]; and

•                  [. . . *** . . .], including [. . . *** . . .].

3.              Core Components of Carl Zeiss Laser Optics means

•                  [. . . *** . . .] of Products, for which [. . . *** . . .];

•                  [. . . *** . . .] and [. . . *** . . .] ([. . . *** . . .]), including (i) [. . . *** . . .], (ii) [. . . *** . . .], and (iii) [. . . *** . . ..], but excluding [. . . *** . . .];

•                  [. . . *** . . .]; and

•                  [. . . *** . . .] ([. .. . *** . . .], [. . . *** . . .] and [. . . *** . . .]) [. . . *** . . .] and [. . . *** . . .].

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

SCHEDULE 6.01

PRICING

Introduction.  It is the intention of the parties to determine the price per unit for each Product intended for use in [. . . *** . . .] JV Products (the “Price”) on the basis of the [. . . *** . . .] for all Products for the [. . . *** . . .] for the [. . . *** . . .] of such Product [. . . *** . . .] during the [. . . *** . . .] of such [. . . *** . . .] according to the [. . . *** . . .] and other provisions in this Schedule 6.01 and Article 6 of the Agreement.

1.             JV Product Generations.  For purposes of this Agreement, a “Generation” of JV Products shall include [. . . *** . . .] used in the manufacture of flat panel displays, as determined by [. . . *** . . .] (e.g. “[. .. . *** . . .]”, “[. . . *** . .. .]”, “[. . . *** . . .]”…..), including any [. . . *** . . .] or [. . . *** . . .] designated with the [. . . *** . . .] (e.g. “[. . . *** . . .]” – if any – would be treated [. . . *** . . .] “Generation” as “[. . . *** . . .]”).  Notwithstanding the foregoing, if Supplier produces, in accordance with JV’s requirements, [. . . *** . . .] or [. .. . *** . . .] of Products for the [. . . *** . . .], these Product types shall be treated [. . . *** . . .], and Prices shall be determined [. . . *** . . .].

2.             Process for Determining Price.

(a)  [. . . *** . . .] of Price.  A [. .. . *** . . .] of the Price per unit for Products for [. . . *** . . .] shall be [. . . *** . . .] and [. . . *** . . .] .

(b)  Transparency; R&D Expense Budget.  For purposes of determining the Price, Supplier shall provide JV with a written report setting forth expected [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .], each determined in accordance with the definitions in paragraph 4 below together with such supporting materials as JV may reasonably request (including materials from any Affiliate of Supplier supplying Products or components relating to its [. . . *** . . .]) for the purpose of understanding the basis on which such amounts were calculated by Supplier.  At the time that the Parties agree upon the [. . . *** . . .] of the Price, Supplier and JV shall agree upon the [. .. . *** . . .] (as defined in paragraph 4 below) that Supplier [. . . *** . . .] in connection with the Product (“[. . . *** . . .]”).  Supplier shall thereafter promptly notify JV if Supplier’s [. . . *** . . .] or it [. . . *** . . .] the [. . . *** . . .]; and in such event JV and Supplier will [. . . *** . . .] with respect to [. . . *** . . ..] and whether the agreed [. . .. *** . . .].

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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(c)  [. . . *** . . .] of Price. [. . . *** . . .] after the [. . . *** . . .] by the Parties, but in any event no later than [. . . *** .. . .] of the Products by Supplier to JV (“First Customer Ship”),  JV and Supplier shall [. . . *** . . .] the Price for such Products.  JV and Supplier shall [. . . *** . . .] Price for such Products (subject to any [. . .. *** . . .] as provided in paragraph 6 and in Article 6 of the Agreement) [. . . *** . . .] the First Customer Ship, by [. . . *** . . ..] to [. . . *** . . .] First Customer Ship.

3.             [. . . *** . . .] Used for Determining Price.  The Price shall be determined on the basis of the [. . .. *** . . .] by JV for the applicable [. . . *** . . .] (and the [. . . *** . . .]) (the “[. .. . *** . . .]”) as agreed by JV and Supplier, provided that if JV and Supplier are [. . . *** . . .] on the [. . . *** . . .], the [. . . *** . . .] shall be determined as follows:

(a)           If Supplier or any Affiliate of Supplier is a Member of JV, then (i) either JV or Supplier may request the Board of Representatives to [. . . *** . . .], and the [. . . *** . . .], but (ii) if the Board of Representatives fails to [. .. . *** . . .] of such request, the [. . . *** . . .] shall be based on [. . . *** . . .] by the Board of Representatives.

(b)           If neither Supplier nor any Affiliate of Supplier is a Member of JV, then the [. . . *** . . .] shall be made by [. . . *** . . .] in its reasonable judgment.

4.             Pricing Formula for Products other than Spares.  The Price for Spares shall be determined as provided in paragraph 7 below.  Except as otherwise provided below or in Article 6 of the Agreement, the Price for all Products (other than Spares) shall be determined such that the [. . . *** . .. .] (“[. . . *** . . .]”) of the [. . . *** . . .] to the Supplier from the [. . . *** . . .] of Products for the applicable [. . . *** .. . .], [. . . *** . . .], over the [. . . *** . . .] of the applicable [. . . *** . . .] (as projected in the [. . . *** . . .]), but in no event [. . . *** . . .] than [. . . *** . . .] from the date of the [. . . *** . . .] by Supplier of such Product for [. . . *** . . .] of a JV Product (the “Pricing Period”), [. . . *** . . .] at a rate of [. . . *** . . .]% per [. . . *** . . .], (“[. . . *** . . .]”) shall be [. . . *** . . .], calculated as follows on the basis of the following definitions:

Pricing Period
	[... ***...]	[... ***...]	[... ***...]	[... ***...]	[... ***...]	[... ***...]
[... ***...]=	[... ***...]	[... ***...]	[... ***...]	[... ***...]	[... ***...]	[... ***...]
		[... ***...]	[... ***...]	[... ***...]	[... ***...]	[... ***...]
		[... ***...]	[... ***...]	[... ***...]	[... ***...]	[... ***...]

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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*If applicable

Where:

“[. .. . *** . . .] means [. . . *** .. . .] plus [. . . *** . . .] for the applicable product year (“Product Year”), where [. . . *** . . .] is the [. . . *** . . .] commencing on [. . . *** . . .] for the applicable JV Product as specified in Section 4.01 of the Supply Agreement, provided that the [. . . *** . . .] for the [. . . *** . . .] ([. . . *** . . .]) Products shall be deemed to have commenced as of [. . . *** . . .].

“[. .. . *** . . .]” = [. . . *** . . .]

“Earnings Before Interest and Taxes” for each Product Year means expected Net Sales minus Expenses.

“Net Sales” means the sum of the expected total net sales during the applicable Product Year of (a) Products ([. . . *** .. . .], [. . . *** . . .]), by Supplier to JV at the Price, and (b) of Spares for such [. . . *** . . .] at the price for Spares specified in paragraph 7. below.

“Expenses” means, for each Product Year, the [. . .. *** . . .] of

[. . . *** .. . .],

[. . . *** .. . .],

[. . . *** .. . .],

[. . . *** .. . .], and

[. . . *** .. . .],

each (i) based on Supplier’s [. . . *** . . .] as of the [. . . *** . . .] based on the [. . . *** . . .], (ii) computed using US GAAP unless otherwise specified and (iii) reflecting Supplier’s [. . . *** . . .] of its [. . . *** . . .] based on the [. . . *** . . .], where:

“[. .. . *** . . .]” means the [. . .. *** . . .] of the following [. .. . *** . . .] for the Products ([. .. . *** . . .]) [. . . *** . . ..] to be delivered during the applicable Product Year: [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], and [. . . *** . . .] (including [. . . *** . . .]).  [. . .. *** . . .] for Products (including [. . . *** . . .]) or components [. . . *** . . .] Supplier from [. . . *** . . .] Supplier shall be the [. . . *** . . .] of such [. .. . *** . . .], as defined above, [. .. . *** . . .] by the [. . . *** . . .] or Supplier.

“[. .. . *** . . .]” means an amount for [. . . *** . . .] to be furnished by Supplier under this Agreement, such amount to be [. . . *** . . .] the Parties at the [. .. . *** . . .] and

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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[. . . *** .. . .] to be furnished by Supplier for such Product [. . . *** . . .] by the Parties.

“Depreciation” means depreciation recognized by Supplier during the applicable Product Year with respect to [. . . *** . . .], or [. . . *** . . .] and [. . . *** . . .], the development or manufacturing of the Product.

“[. .. . *** . . .]” means any [. . .. *** . . .] and related expense with Products expected to be sold during the applicable Product Year.

“[. .. . *** . . .]” means [. . . *** . . .] or [. . . *** . . .] by Supplier during the applicable Product Year in connection with the [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] of the Products for that [. . . *** . . .] on the basis of the [. . . *** . . .] between Supplier and JV, provided that [. . . *** . . .] shall not [. . . *** .. . .] unless [. . . *** . . .] Supplier and JV.   JV will not [. . . *** . . .] in the [. . . *** . . .] for [. . . *** . . .] provided that Supplier has [. . . *** . . .] JV of such [. . . *** . . .].

“[. .. . *** . . .]” means an amount equal to [US$[. . . *** . . .]](4) per Product Year, provided that if Products for [. . . *** . . .] of JV Product will be supplied by Supplier to JV during the applicable Product Year, this sum shall be [. . . *** . . ..] between such Products of [. .. . *** . . .] in accordance with [. .. . *** . . .] (based on [. . . *** . . .]).

Changes in Working Capital means [. . . *** . . .] of [. . . *** . . .] in [. . . *** . . .], [. . . *** . . .] and [. . . *** . . .] for the Products (including [. . . *** . . .]) during such Product Year.

5.             JV [. . . *** . . .].  The provisions of this paragraph 5 shall only apply for Prices that are determined in accordance with paragraph 4 [. . . *** . . .], but shall not apply for Prices that are determined in accordance with paragraph 4 [. . . *** . . .].  If the Price determined in accordance with

(4) €[. . . *** . . .] in the Zeiss Supply Agreement; US$[. . . *** . . .] in Cymer’s.

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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paragraph 4, and the price determined in accordance with the [. . . *** . . .] of JV’s [. . . *** . . .] Agreement for the [. . . *** . . .] products of the same [. . . *** . . .] as the Product, would result in [. . . *** . .. .] (the “JV [. . . *** . .. .]”) on its business related to JV Products of the applicable [. . . *** . . .] (such JV [. . . *** . . .] to be determined in accordance with the [. . . *** . . .] of the JV) that is [. . . *** . . .] than the amount provided in this paragraph 5 (“JV [. . . *** . . .] “), then JV, Supplier and the [. . . *** . . .] shall [. . . *** . . .] and [. . . *** . . .] for [. . . *** . . .] with a view to [. . . *** . . .] the JV [. . . *** . . .] at the JV [. . . *** . . .] or [. . . *** . . .].  If, after such [. . . *** . . .] have been [. . . *** . . .], the calculation still yields JV [. . . *** . . .] the JV [. . . *** . . .], the Price under this Agreement and the price determined in accordance with the [. . . *** . . .] of the JV’s [. . . *** . . .] Agreement with the [. . . *** . . .] shall each be [. . . *** . . .] by [. . . *** . . .] used in calculating the Prices by the [. . . *** . . .] until the JV [. . . *** . . .] is [. . . *** . . .] the JV [. . . *** . . .] or the JV [. . . *** . . .], whichever occurs [. . . *** . . .].  The JV [. .. . *** . . .] for [. . . *** . .. .] made during the [. . . *** .. . .] following the Effective Date shall be [. . . *** . . .] percent ([. . . *** . . .]%).  [. . . *** . . .] the [. . . *** . . .] of the Effective Date, the Parties will review the [. . .. *** . . .] of JV and Supplier under this Agreement, and [. . . *** . . .] the JV [. . . *** . . .], as the Parties [. . . *** . . .] is [. . . *** . . .], to reflect the [. . . *** . . .] of  JV and Supplier.

6.             [. . . *** . . .] Price. Once the Price has been established for Products for a given [. . . *** . . .] as provided in paragraphs 2, 3, 4 and 5, such Price shall [. . . *** . . .] the Price for all Products purchased by JV for use in that [. . . *** . . .], [. . .. *** . . .] in this paragraph 6 and in Section 6.01(b) and (c) of the Agreement, [. . . *** . . .], [. . . *** . . .], to be a [. . . *** . . .] or [. . . *** . . .] by JV is [. . . *** . . .] or [. . . *** . . .] the [. . . *** . . .] used in determining the Price or the [. . . *** . . .] or [. . . *** . . .] than that [. . . *** . . .] in determining the Price.

(a)           [. . . *** . . .] If [. . . *** . . .] Was [. . . *** . . .] by [. . . *** . . .].  If the Price was established based upon an [. . . *** . . .] by [. . . *** . . .] pursuant to paragraph 3(b), then the Price determined in accordance with paragraphs 2, 3, 4 and 5 above shall [. . . *** . . .] the Price, [. . . *** . . .] in this paragraph 6, only for [. . . *** .. . .], and the Price for the [. .. . *** . . .] shall be the [. .. . *** . . .] of (a) such Price and (b) an amount [. . . *** . . .] to [. . . *** . . .]%.

(b)           [. . . *** . . .]  for JV [. .. . *** . . .].  JV and Supplier shall, on a [. . . *** . . .] basis, [. . . *** . . .] for the relevant JV Product as [. . . *** .. . .] used in determining the Price.  If such [. . . *** . . .] for JV Products of the applicable [. . . *** . . .]

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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during such [. . . *** . . .] in [. . . *** . . .] of [. . . *** . . .]% of the [. . . *** . . .] price used in computing the JV [. . . *** . . .] in paragraph 5, then Supplier shall [. . .. *** . . .] JV with [. . . *** .. . .] in an [. . . *** . . .] of (a) the [. . . *** . . .] by JV on such JV Product [. . . *** . . ..] (b) the Price for the relevant Product supplied by Supplier during such [. . . *** . . .].

(c)           [. . . *** . . .] Efficiencies.  Within [. .. . *** . . .] ([. . . *** . . ..]) days after the [. . . *** . .. .] of each calendar year, or [. .. . *** . . .], Supplier shall [. .. . *** . . .], and [. . . *** .. . .], together with [. . . *** . . .] ([. . . *** . . .]) for the purpose of [. . . *** . . .].  Supplier agrees to [. . . *** . . .] ([. . .. *** . . .]%) of any [. . . *** . . .], by [. . . *** . . ..] as provided in this paragraph.  If [. . . *** . . .], [. . . *** . . .], than the [. . . *** . . .] in calculating the Price under paragraphs 2, 3, 4 and 5, then the Price for [. . . *** . . .] of the Product (i.e. sales made [. . . *** . . .] calendar year) shall be [. . . *** . . .] by [. . . *** . . .] with paragraph 4. above, [. . . *** . . .]% of the [. . . *** . . .] between the [. . . *** . . .]; provided, that, if [. . . *** . . .], the [. . . *** . . .], [. . . *** . . .], [. . . *** . . .].

(d)           Adjustments for ECR Charges.  If an ECR Charge is accepted by JV in accordance with Section 4.03(b) of the Agreement, the Price for the relevant Product shall be adjusted to reflect any increases in Expenses due to implementation of the relevant ECO, subject to a maximum adjustment of the ECR Charge.

7.             Pricing Formula for Spares.  The price for all Products purchased by JV as Spares shall be [. . . *** . . .] (as defined above) [. . . *** . . .]%.  For purposes of this Agreement, “Spares” shall mean [. . . *** . . .], [. . . *** . . .], [. . . *** . . .], and [. . . *** . . .], [. . . *** . . .] or [. . . *** . . .] (or [. . . *** . . .]) of the [. . . *** . . .] by JV to a customer.

*                CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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EXHIBIT A

PRODUCTS AND SPECIFICATIONS

[to be attached in accordance with Section 4.01]

Product	Specification file reference

EXHIBIT B

[to be attached in accordance with Section 4.01]

DELIVERY POINTS

LEAD TIMES

EXHIBIT C

[to be attached in accordance with Section 4.01]

PERFORMANCE TEST

EXHIBIT D

[to be attached in accordance with Section 4.01]

MATERIAL PACKAGING STANDARDS

EXHIBIT E

[to be attached in accordance with Section 12.01]

INTEGRATION AND SUPPORT SERVICES

EXHIBIT D

Form of Confidentiality Agreement

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (this “Agreement”) dated as of [                 ], 2005 (the “Effective Date”) by and among Cymer, Inc., a Nevada corporation (“Cymer”), Carl Zeiss SMT AG a stock corporation organized under the laws of Germany (“SMT”), Carl Zeiss Industrielle Messtechnik GmbH, a limited liability company organized under the laws of Germany (“IMT”),  and TCZ GmbH, a limited liability company organized under the laws of the Canton of Zug, Switzerland (“JV”).  Cymer, SMT, IMT and JV are each a “Party” and together constitute the “Parties” to this Agreement.

RECITALS

A.                                   Cymer, SMT and Carl Zeiss Laser Optics Beteilungsgesellschaft mbH (have formed JV pursuant to a Joint Venture Agreement dated July 15, 2005 (the “JV Agreement”) to collaborate to develop, integrate, market, sell and support tools employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon (LTPS) processing for the manufacture of flat panel displays, including LCDs, LCD-SOGs and OLEDs, to engage in related application development and to search for other business opportunities for process tools for the manufacture of flat panel displays as described in the JV Agreement (the “Collaboration”);

C.                                     IMT is an Affiliate of SMT, and as part of the Collaboration, IMT will be developing certain components to be supplied to JV by SMT or one of its Affiliates for use in JV’s products; and

D.                                    The Parties wish to protect confidential information disclosed by the Parties to each other in the course of the Collaboration or administration of this Agreement, the JV Agreement and the Joint Venture Documents (as used herein, collectively the “JV Documents”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Parties each agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01                                Definition of Confidential Information.

“Confidential Information” means any non-public, confidential or proprietary information relating to a disclosing Party or its products or business, whether or not technical in nature, that (i) is clearly marked as “proprietary” or “confidential” or with a similar legend by the disclosing Party at the time of disclosure, or (ii) if disclosed orally, is identified as confidential at the time of disclosure and reduced to a summary in writing, marked as proprietary or confidential, and provided to the receiving Party within thirty (30) days of such oral disclosure.  Notwithstanding the foregoing, “Confidential Information” shall not include information, technical data or know-how which:  (i) is in the public domain at the time of disclosure or becomes available thereafter to the public without restriction, and in either case not as a result of

1.

the act or omission of the receiving Party; (ii) is rightfully obtained by the receiving Party from a third party without restriction as to disclosure; (iii) is lawfully in the possession of the receiving Party at the time of disclosure by the disclosing Party and not otherwise subject to restriction on disclosure; (iv) is approved for disclosure by prior written authorization of the disclosing Party; or (v) is developed independently and separately by the receiving Party without use of the disclosing Party’s Confidential Information.

Section 1.02                                Other Definitions.  Except as otherwise defined herein, capitalized terms used herein shall have the same meanings attributed to them as in the JV Agreement.

ARTICLE 2
PROTECTION OF CONFIDENTIAL INFORMATION

Section 2.01                                Protection of Confidential Information.  For a period of five (5) years from disclosure to the receiving Party by the disclosing Party or until Confidential Information ceases to be Confidential Information pursuant to Section 1.01(b), whichever is earlier, in case of non-technical Confidential Information, or until Confidential Information ceases to be Confidential Information pursuant to Section 1.01(b) in the case of technical Confidential Information, and except as otherwise provided in this Agreement, the receiving Party and its Affiliates shall, and shall each use its reasonable efforts to cause its respective representatives, officers, directors, employees, accountants, counsel, contractors, and financing parties (collectively, “Agents”) to, hold Confidential Information of the disclosing Party in confidence and only to disclose such Confidential Information to its Agents and Affiliates who have a need to know such Confidential Information in order to perform its duties and obligations or exercise its rights under the JV Documents and who are under a duty of confidentiality no less restrictive than the receiving Party’s duty hereunder.  The receiving Party and its Affiliates shall protect the disclosing Party’s Confidential Information from unauthorized use, access, or disclosure in the same manner as the receiving Party protects its own confidential or proprietary information of a similar nature, but with no less than reasonable care, and will be responsible for any breach of this Agreement by its Agents.

Section 2.02                                Restricted Use.  With respect to the Confidential Information of each other Party, each Party and its Affiliates shall:

(a)                                  use the Confidential Information only for the purposes of the Collaboration and only as expressly permitted by the JV Documents or as reasonably necessary to perform its duties and obligations or exercise its rights under the JV Documents;

(b)                                 not make copies of or store Confidential Information or any part thereof except as expressly permitted by the JV Documents or as reasonably necessary to perform its duties and obligations or exercise its rights under the JV Documents;

(c)                                  reproduce and maintain on any copies of any Confidential Information such proprietary legends or notices (whether of disclosing Party or a third party) as are contained in or on the original or as the disclosing Party may otherwise reasonably request; and

2.

(d)                                 not modify or prepare derivative works from, or decompile, disassemble or reverse engineer any Confidential Information except as expressly permitted by the JV Documents.

Section 2.03                                Terms of Agreements.  Except as otherwise provided herein, no Party shall disclose the terms of the JV Documents to anyone other than its Affiliates and Agents under a duty of confidentiality.

Section 2.04                                Permitted Disclosure.  Notwithstanding anything in the foregoing to the contrary:

(a) The receiving Party and its Affiliates shall be entitled to disclose Confidential Information of the disclosing Party and the terms of the JV Documents to the extent that such disclosure is (i) reasonably necessary for the receiving Party or its Affiliates to perform its duties and obligations or exercise its rights under the JV Documents; (ii) required by law or regulations, including without limitation as required in connection with any tax reporting or filing by such Party or by applicable securities laws or the rules of any stock exchange on which securities of such Party are traded or any other applicable regulatory rule or regulation or governmental agency directive; (iii) required by the order of a court or other judicial or administrative body, provided that the receiving Party notifies the disclosing Party of such required disclosure promptly and in writing and cooperates with the disclosing Party, at the disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure, or (iv) in connection with a proposed merger, financing, or sale of such Party’s business (provided that any third party to whom such disclosure is made has signed a confidentiality agreement prohibiting further disclosure of such information and limiting use of such information solely to due diligence in connection with such proposed merger, financing or sale, and provided further that the exception in this item (iv) shall not apply to technical Confidential Information).

(b) To the extent a receiving Party is required to report the financial results of the JV on a consolidated basis with its own financial results, such Party may disclose non-technical Confidential Information of and relating to the JV in the same manner and to the same extent as it discloses similar information regarding its own business.

ARTICLE 3
TERM AND TERMINATION.

Section 3.01                                Term.  The term of this Agreement will commence as of the Effective Date and continue until terminated by mutual agreement of the Parties.

Section 3.02                                Effect of Termination.  Each Party’s obligations under this Agreement shall survive termination of this Agreement and shall continue in full force and effect in accordance with its terms with respect to all Confidential Information disclosed prior to termination of this Agreement.

3.

ARTICLE 4
MISCELLANEOUS

Section 4.01                          Notices.  All notices, requests and other communications to any Party or to the Parties hereto shall be in writing (including facsimile or similar writing) and shall be given in conformance with Section 12.01 of the JV Agreement.

Section 4.02                          Governing Law; Jurisdiction; Waiver of Jury Trial; Dispute Resolution; Arbitration.  This Agreement shall give effect to and shall conform with Sections 12.07, 12.08, 12.09, 12.10 of the JV Agreement and such sections shall be incorporated by reference and applied to this Agreement mutatis mutandis.

Section 4.03                          Entire Agreement.  This Agreement, together with the other JV Documents and the Exhibits hereto and thereto, and any documents referred to herein or therein, constitutes the entire agreement of the Parties with respect to the subject matter hereof.  [Note to draft: consider treatment of previous NDAs and information previously disclosed under them.]

Section 4.04                          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.05                          Amendment and Waiver.

(a)                            Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)                           No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.06                          Headings.  Headings are for ease of reference only and shall not form a part of this Agreement.

Section 4.07                          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.

IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality Agreement as of the date set forth in the first paragraph hereof.

TCZ GMBH

By:
Name:
Title:

CYMER, INC.

By:
Name:
Title:

CARL ZEISS SMT AG

By:
Name:
Title:

By:
Name:
Title:

CARL ZEISS INDUSTRIELLE MESSTECHNIK GMBH

By:
Name:
Title:
By:
Name:
Title:

5.

EXHIBIT E

Description of Incremental Legal and Administrative Costs

Costs of incorporation and corporate maintenance in Switzerland

Costs of obtaining Swiss tax rulings

Costs of preparing Swiss tax filings

Any fees and expenses paid to a Swiss-domiciled managing director

Costs of incorporation and corporate maintenance of U.S. JV entity

Costs for transfer price studies by Cymer

in each case to the extent of the excess over costs that would be incurred if the Company was organized as U.S. limited liability company

EXHIBIT F

Swiss Corporate Legal Implementation Timetable

Action	Time	Description

Signing	Date hereof	Signing of the Joint Venture Agreement and the IMT non-compete side letter agreement

	As soon as reasonably practicable after signing of the Joint Venture Agreement	Parties to transfer CHF 12,000 (Cymer) and CHF 8,000 (Zeiss) to bank account for formation of GmbH

	Selection of Trustees	Signing of Trust Agreements

Identification of Address

Incorporation	After receipt of funds and selection of Trustees	Incorporation of GmbH with funds referred to above; appointment of CEO and Swiss Trustees and granting of signatory powers

Registration	Incorporation + five business days	GmbH to be entered into commercial register

Closing	Promptly after Registration

Signing of Intellectual Property Agreement, Supply Agreements, Contribution Agreement, Confidentiality Agreement, IMT IP Side Letter, Administrative Services Agreements, R&D Services Agreements, Trademark License Agreement and Facilities Agreements

Parties to make contributions according to Joint Venture Agreement; Cymer makes contribution of Cymer patents according to Contribution Agreement

EXHIBIT G

Articles of Association (English Version)

TRANSLATION

ARTICLES OF INCORPORATION

of

TCZ GmbH

(TCZ Sàrl)

(TCZ L.L.C.)

I.                                       CORPORATE NAME, PRINCIPAL OFFICE AND PURPOSE OF THE COMPANY

Article 1

Corporate Name, Principal Office

Under the name TCZ GmbH (TCZ Sàrl) (TCZ L.L.C.) (the “Company”) there exists a limited liability company which is subject to these Articles of Incorporation and the provisions of Chapter 28 of the Swiss Code of Obligations (CO). The principal office of the Company is in Zug, Canton of Zug. The duration of the Company shall be perpetual.

Article 2

Purpose

The purpose of the Company is to develop, integrate, market, sell and support tools employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon (LTPS) processing for the manufacture of flat panel displays, including LCDs, LCD SOGs and OLEDs, to engage in related application development based on such products, and to search for other business opportunities for process tools for the manufacture of flat panel displays.

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The Company may open branch offices and subsidiaries in Switzerland and abroad. It may also acquire participations in other companies in Switzerland and abroad.

The Company may acquire, hold, use and sell real estate and intellectual property rights in Switzerland and abroad.

The Company may also engage in any commercial, financial or other activities which are apt to favor the purpose of the Company or which are related to its purpose.

II.                                   Capital and Quotas

Article 3

Capital and Quotas

The capital of the Company is CHF 20,000.– (Swiss Francs twenty thousand). It is divided into two quotas with a nominal value of CHF 12,000.– (Swiss Francs twelve thousand) and CHF 8,000.– (Swiss Francs eight thousand).

The capital is fully paid-in.

Article 4

Additional Capital Payments

An obligation to make additional capital payments by the members is strictly excluded.

Article 5

Quota Register, List

A quota register shall be kept as to all quotas reflecting the names of the members, the amount of the individual quota and the contribution made on account thereof, as well as every transfer of a quota and every other change of these facts.

At the beginning of each calendar year, a list is to be filed with the Commercial Register, signed by the Managers and including the names of the members, the

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quotas and the contributions made on account thereof or it has to be communicated that since the filing of the previous list, there had been no changes.

Article 6

Transfer

The assignment of a quota shall only be effective vis-à-vis the Company if the Company has been notified and the assignment has been entered in the quota register.

The entry in the quota register may only be made with the consent of all members representing at the same time 100 % of the capital.

In order to be valid, the assignment of a quota as well as the obligation to assign, require recording in a notarized deed.

The transferor has to communicate in writing the transfer of a quota within 30 days to the Company.

III.                               Corporate Structure

Article 7

Corporate Bodies

The corporate bodies are:

a)                           the Meeting of the Members;

b)                          the Managers;

a)                                      The Meeting of the Members

Article 8

Powers of the Meeting of the Members

The Meeting of the Members is the supreme body of the Company. It shall, in particular, supervise the Managers. It has the following non delegable powers:

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1.                                       to adopt and amend the Articles of Incorporation;

2.                                       to appoint and remove the Managers;

3.                                       to approve the appointment of further management and representatives of the Company by the Managers;

4.                                       to approve the balance sheet and the income statement and to determine the allocation of profits;

5.                                       to approve the assignment, division and reunion of quotas as well as to pass the resolution concerning the repayment of quotas;

6.                                       to issue any new quotas or admit any new members;

7.                                       to discharge the Managers;

8.                                       to assert claims for damages belonging to the Company against the corporate bodies or members resulting from the incorporation or the management;

9.                                       to take any actions in respect of the dissolution or liquidation of the Company;

10.                                 to file or acquiesce to the filing of a petition in respect of the Company under bankruptcy or insolvency laws, or the making of any assignment for the benefit of creditors;

11.                                 to acquiesce to any merger, consolidation, reorganization (including conversion) or other business combination involving the Company or any of its affiliates (other than of a wholly owned affiliate with or into another wholly owned affiliate) or any acquisition of the Company or any of its affiliates by another entity by means of any transaction or series of related transactions;

12.                                 to acquiesce to any acquisition or disposition (in a single transaction or a series of related transactions) of any assets, business or operations outside the ordinary course of business in an aggregate value of more than USD 100,000;

13.                                 to adopt and amend a Business Plan and a product development process;

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14.                                 to enter into or make any loans or advances to, guarantees for the benefit of, or investments by the Company, in excess of USD 100,000, other than trade credit in the ordinary course of business and investments in cash or cash equivalents in accordance with an investment policy adopted by the Meeting of the Members;

15.                                 to enter into any agreement or commitment (or series of related agreements or commitments) outside the ordinary course of business involving an aggregate value of more than USD 100,000 per year;

16.                                 to enter into any transaction with any member of the Company or affiliate of any member of the Company;

17.                                 to license any of the Company’s intellectual property outside the ordinary course of business or the commencing or settling of any litigation or claim involving the Company’s intellectual property;

18.                                 to commence or settle any material litigation or claim;

19.                                 to pass resolutions concerning all matters which are reserved to the authority of the Meeting of the Members by law or by the Articles of Incorporation or which have not been allocated to the Managers.

Article 9

Calling, Ordinary and Extraordinary Meetings of the Members

The Meeting of the Members is called by the Managers. The Managers shall also call a Meeting of the Members if one or more members whose combined holdings represent at least 10 percent of the capital so demand in writing specifying the items and the proposals to be submitted to the Meeting.

The Ordinary Meeting of the Members shall be held each year within six months after the close of the fiscal year. Extraordinary Meetings of the Members shall be called, whenever necessary.

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Article 10

Form of Notice

To call ordinary or extraordinary Meetings of the Members written notices shall be sent by ordinary mail or fax to the addresses of the members registered in the quota register.

Article 11

Notice Deadline, Documents, Non Properly Noticed Items

The notice is effected at least 5 days before the date of the Meeting of the Members. The notice of a meeting shall state the place, date and hour, the items on the agenda and the proposals of those members who demanded that the Meeting of the Members be called or that items be included in the agenda.

No resolution shall be passed on items for which no proper notice has been given; this prohibition does not apply to proposals to call an Extraordinary Meeting of the Members. No prior notice is required for proposals concerning items included in the agenda and discussions that do not result in the adoption of resolutions.

Article 12

Meeting of All Members

All members may hold a Meeting of the Members without observing the formalities required for calling a meeting, unless objection is raised. At such a meeting, discussions may be held and resolutions passed on all matters within the scope of the powers of the Meeting of the Members as long as all members are present.

Article 13

Resolution by Written Consent

If no member requests that a Meeting of the Members be held, the members may also pass any resolutions within the powers of the Meeting of Members by written, circular resolution.

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Article 14

Right to Vote, Representation

The voting right of each member is proportionate to the value of his quota, whereby each CHF 1’000.– (Swiss francs one thousand) entitle to one vote.

The members may be represented at the Meeting of the Members by any person who is so authorized by a written proxy. A proxy need not be a member.

Article 15

Chairman, Resolutions

The Meeting of the Members shall designate the Chairman of the Meeting. The Chairman of the Meeting shall designate a Secretary who needs not be a member.

Unless mandatory provisions of Swiss law provide otherwise, the approval of all members representing at the same time 100 % of the capital is required for the adoption of resolutions or for elections.

Elections and votes shall take place by a show of hands provided that neither the Chairman nor one of the members requests a secret ballot.

Article 16

Minutes

Minutes of meetings recording the deliberations and containing the resolutions adopted and elections made shall be kept. The Minutes shall be signed by the Chairman and the Secretary. In case of written, circular resolutions, the writings are filed instead of minutes.

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b)                                      The Managers

Article 17

Eligibility

The Management shall consist of three persons who can be members or representatives of legal entities or business associations that are members or third persons.

At least one manager has to be a Swiss resident.

Article 18

Term, Organization

The Managers are elected by the Meeting of the Members for a term of two years, beginning with the day of their election and ending on the day of the next Ordinary Meeting of the Members. If a Manager is replaced during his term, his successor shall continue in office until the end of his predecessor’s term.

The Managers may be re-elected without limitation. They can be removed at any time independently from their term. They may resign at any time unless at an improper time.

The Management determines its own organization.

Article 19

Powers

The Managers shall be responsible for managing the following activities of the Company, in accordance with the Company’s then current Business Plan as in effect from time to time:

1.                                       sales and marketing;

2.                                       application development:

3.                                       supply management;

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4.                                       service and support to the Company’s customers;

5.                                       systems integration;

6.                                       business development and

7.                                       accounting, finance, and general and administrative functions.

Subject to the approval of the Meeting of the Members, the Managers shall appoint further management and representatives of the Company, grant the respective signatory powers and determine the kind of power of signature, to the extent that they shall be entered to the Commercial Register.

Article 20

Calling of Meeting, Resolutions, Minutes

Meetings of the Managers shall be called by a member of the Management whenever the need arises, at least once a year.

The adoption of resolutions requires the approval of all Managers who are present at the meeting. Resolutions may also be passed by written consent of all Managers to a proposal, unless a Manager requests oral deliberation.

Minutes of meetings recording the deliberations and containing the resolutions adopted shall be kept. In case of written, circular resolutions, the writings are filed instead of minutes.

IV.                              Fiscal Year, Allocation of Profits

Article 21

Fiscal Year, Balance Sheet and Income Statement

The fiscal year shall end on December 31 of each year. The books have to be closed upon the end of a fiscal year.

The balance Sheet and the income Statement have to be prepared according to art. 662 et seq. CO.

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Article 22

Allocation of Annual Profits, Reserves

Subject to the legal provisions regarding distribution of profits, the profit as shown on the balance sheet shall be allocated firstly to the reserve fund. The remainder is at the disposal of the Meeting of the Members at its discretion within the legal framework. In addition to the legal reserves, the Meeting of the Members may create supplemental reserves and decide on their purpose and use. Each member shall be entitled to the Company’s profits and other distributions in proportion to the quota paid into by it.

V.                                  Dissolution, Liquidation

Article 23

Dissolution, Liquidation

The Meeting of the Members may at any time resolve the dissolution and liquidation of the Company in accordance with the provisions of the law and of the Articles of Incorporation.

The liquidation shall be carried out by the Managers to the extent that the Meeting of the Members has not entrusted the same to other persons. At least one of the liquidators has to be Swiss resident and must be entitled to represent the Company. The liquidators are entitled to call the Meeting of the Members.

The liquidation of the Company shall take place in accordance with Art. 742 et seq. CO. The liquidators are authorized to dispose of the assets (including real estate) by way of private contract.

After all debts have been satisfied, the net proceeds shall be distributed among the members in proportion to the amounts paid-in.

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VI.                              Notices, Publications

Article 24

Notices, Publications

Member communications of the Company shall be sent by registered mail to the addresses of the members registered in the quota register.

All publications of the Company shall be made in the Swiss Official Gazette of Commerce.

[Place, Date]

EXHIBIT H

Form of Swiss Trust Agreement

Trust Agreement

between

Cymer, Inc., • OR Carl Zeiss, •

(hereinafter “Appointing Member”)

and

•

(hereinafter “Trustee”)

WHEREAS Cymer and Carl Zeiss (the “Two Members”) are quota holders of TCZ GmbH (hereinafter “Company”). The [. . . *** . . .] will [. . . *** . . .] appoint [. . . *** . . .] of the management (Geschäftsführer) to act as [. . . *** . . .] Geschäftsführer of the Company together with the CEO. The [. . . *** . . .] will [. . . *** . . .] instruct [. . . *** . . .] members of the management [. . . *** . . .] appointed by them.

NOW, therefore, the parties agree as follows:

1.                                       The Appointing Member hereby appoints the Trustee to be a member of the management of the Company (Geschäftsführer), in his capacity as an individual, and not as representative, employee, member, shareholder or partner of a corporate entity or partnership.

The Trustee agrees to serve [. . . *** . . ..] as manager of the Company, with [. . . *** . . .] signatory power.

2.                                       The Trustee shall only act on [. . . *** . .. .] instructions from the [. . .. *** . . .].

In carrying out the instructions of the [. .. . *** . . .], the Trustee shall comply with the rules imposed by law and the Articles of Incorporation of the Company, and the Trustee shall inform the [. . . *** . . .] if the instructions given violate such rules.

3.                                       If the [. . . *** . . .] are not able to, or if they fail to, timely issue instructions, or if the interest of the Company requires immediate action and the Trustee is not able to obtain instructions, then the Trustee shall to the best of his knowledge act in the interest of the Company and in accordance with Article 2, Paragraph 2 of this Agreement.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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4.                                       The Appointing Member shall inform the Trustee on the business activities of the Company on a [. . . *** . . .] basis and at any time on the Trustee’s request and immediately in case of extraordinary events.

5.                                       During the term of this Agreement and following its termination, the Appointing Member shall neither directly nor indirectly assert any claims against the Trustee including, but not limited to, claims for Directors’ liability; provided, however, that the Appointing Member may assert claims for intentional misconduct or gross negligence. The Appointing Member hereby waives any claims as against the Trustee and releases the Trustee from any responsibility arising out of or in connection with the Trustee’s actions or omissions in the management of the Company made in accordance with the [. .. . *** . . .] instructions or otherwise in accordance with this Agreement.

7.                                       During the term of this Agreement and following its termination, the Appointing Member shall, on Trustee’s first demand, release and hold the Trustee harmless (i) from all liabilities of whatever nature incurred by the Trustee in the course of the due performance of this Agreement or pursuant to provisions of law and (ii) from all claims, including, but not limited to claims for Directors’ liability asserted against the Trustee out of, or in connection with, this Agreement or the Trustee’s office as manager of the Company; provided, however, that the Appointing Member is not bound to release and hold the Trustee harmless in case of the Trustee’s intentional misconduct or gross negligence.

The Appointing Member shall assist the Trustee in all legal proceedings and shall on Trustee’s first request take over such proceedings to the extent permitted by applicable procedural rules.

8.                                       In view of the statutory provisions on Swiss withholding tax and the responsibility of the management related thereto, the Appointing Member shall, at any time on Trustee’s first demand, make available to the Company in Switzerland liquid assets or appropriate security in an amount equal to the applicable withholding tax on the Company’s reported and accrued earnings in the current business year.

9.                                       For his services as manager, the Trustee shall receive [. . . *** . . .] fee of CHF                plus reimbursement of all social charges and expenses levied or incurred in connection therewith.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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The fee covers the Trustee’s work and time in connection with the preparation and attendance of management and other meetings in Switzerland. The Appointing Member shall be responsible for due payment of fees and reimbursements.

10.                                 The Appointing Member may at any time terminate this Agreement or have the Trustee removed from the management by the Members’ meeting. If the Appointing Member terminates this Agreement, the Trustee must resign from the management.

The Trustee may at any time resign from the management and have his registration in the Commercial Register canceled.

The Appointing Member shall cause the Company to decide on the Trustee’s discharge at the next ordinary Member’ meeting following the termination of the Trustee’s office as member of the management, at the latest within [. . . *** . . .] ([. . . *** . . .]) [. . . *** . . .] following the term of the relevant fiscal year.

11.                                 This Agreement is governed by Swiss substantive law.

All disputes arising out of or in connection with this Agreement shall be resolved, to the exclusion of the ordinary courts, by a sole arbitrator in accordance with the International Arbitration Rules of the [. . . *** . . .] Chamber of Commerce. The seat of the arbitral tribunal is [. . . *** . . .].

               ,                 [Place, Date]

The Appointing Member:	The Trustee:

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

EXHIBIT I

Form of IMT IP Side Letter

Cymer, Inc.

17075 Thornmint Court

San Diego, CA 92127-1712

USA

Carl Zeiss SMT AG

Carl-Zeiss-Strasse 22

73447 Oberkochen, Germany

TCZ GmbH

July    , 2005

Re:                        TCZ GmbH — Intellectual Property Agreement

Ladies and Gentlemen:

This is to acknowledge our mutual understanding with respect to certain matters set forth in the Intellectual Property Agreement dated as of the date hereof  (the “Intellectual Property Agreement”) among TCZ GmbH, a limited liability company organized under the laws of Switzerland (the “JV”), Carl Zeiss SMT AG, a stock corporation organized under the laws of Germany (“Zeiss SMT”) and Cymer, Inc., a Nevada corporation (“Cymer”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Intellectual Property Agreement.

Whereas Cymer and Zeiss Laser Optics Beteiligungsgesellschaft mbH, a limited liability company organized under the laws of Germany (“Zeiss LOB”), have formed JV to develop, integrate, market, sell and support tools employing a beam generated by an excimer laser to induce crystallization for Low Temperature Poly-Silicon (LTPS) processing for the manufacture of flat panel displays, including LCDs, LCD SOGs and OLEDs, to engage in related application development and any products, if any, within the scope of a Business Plan approved by JV (the “Collaboration”).

Whereas Carl Zeiss Laser Optics GmbH, a limited liability company organized under the laws of Germany (the “Supplier”), will, pursuant to the Supply Agreement dated as of the date hereof (the “Supply Agreement”) between JV and Supplier, supply certain products to JV and its Affiliates for incorporation into JV’s Products and, pursuant to Section 3.01 thereof, will use Carl Zeiss IMT GmbH, a limited liability company organized under laws of

Germany (“IMT”), as its exclusive supplier of Core Components for Stages (each as defined in the Supply Agreement unless otherwise agreed in writing by JV), and as a result thereof IMT will participate in the Collaboration.

Whereas JV, Zeiss SMT and Cymer are entering into the Intellectual Property Agreement in order to set forth the intellectual property rights in the intellectual property created in connection with the joint venture and the Collaboration described above , including intellectual property that may be created by IMT.

NOW, THEREFORE, for good and valuable consideration receipt of which is hereby acknowledged, we hereby agree as follows:

(1)             All right, title and interest in and to Foreground Technology made, conceived or reduced to practice by IMT or any Person under the control of IMT or in and to Disclosed Know-How disclosed by IMT or any Person under the control of IMT shall be owned by Zeiss SMT and is hereby assigned by IMT to Zeiss SMT. “Foreground Technology” means Patents and Know-How relating to Products that are made, conceived or reduced to practice in the course of performance of the Collaboration by a Party or any of its Affiliates, including without limitation IMT or any Person under the control of IMT.  Foreground Technology does not include Background Technology.  “Disclosed Know-How” means Know-How of one Party or its Affiliates, including without limitation IMT or any Person under the control of IMT, that is disclosed to another Party or its Affiliates in the course of performance of the Collaboration.

(2)             IMT acknowledges that, pursuant to the Intellectual Property Agreement, SMT shall be obligated to grant certain licenses and other rights to JV, Cymer and their respective Affiliates and hereby agrees and consents to the granting of such licenses and other rights and the performance by SMT of all such obligations insofar as they relate to the Foreground Technology or Disclosed Know-How described in paragraph (1).  The foregoing sentence shall not prevent Zeiss SMT from granting to IMT or any Person under the control of IMT licenses with respect to Foreground Technology and Disclosed Know-How owned by SMT pursuant to the Intellectual Property Agreement for use, subject in all respects to any exclusive licenses granted by SMT pursuant to Article 4 of the Intellectual Property Agreement.

(3)             IMT agrees to execute and deliver such additional assignments and other documents and instruments as may be reasonably requested by JV, Cymer or SMT from time to time in order to confirm or implement SMT’s ownership of Foreground Technology and Disclosed Know-How and the licenses and rights contemplated by this letter agreement.

This Agreement shall be governed by and construed in accordance with the laws of [. . . *** . . .] (without regard to conflicts of laws principles).

We hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the matters contemplated hereby.  Any dispute, controversy or claim arising out of or in connection with this Agreement or the alleged breach, termination or invalidity thereof shall be settled by the dispute resolution process set forth in Section 7.12 of the Intellectual Property Agreement or otherwise by the joint agreement of the parties hereto, or else shall be finally settled under Rules of Arbitration of the International Chamber of Commerce in accordance with Section 7.12 of the Intellectual Property Agreement.

* * * * *

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Carl Zeiss Industrielle Messtechnik GmbH

By:
Name:
Title:

By:
Name:
Title:

CONFIRMED AND AGREED TO:

Cymer, Inc.

By:
Name:
Title:

Carl Zeiss SMT AG

By:
Name:
Title:

Joined by TCZ GmbH as the JV as
of , 2005

TCZ GMHB

By:
Name:
Title:

SCHEDULE A

Business Plan

The Business Plan is the TCZ Business Plan dated [. . . *** . . .] previously approved by Cymer and Zeiss LOB.

*                 CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2(b)(1)

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TCZ Logo Design

TCZ

A JOINT VENTURE OF CYMER AND CARL ZEISS SMT

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Major Deliverables by Party

TCZ	
[...***...]	[7/2005]
[...***...]	[11/2005]
CYMER	
[...***...], [...***...], and [...***...]	[11/2005]
[...***...]	[11/2005]
[...***...]	[11/2005]
ZEISS	
[...***...]	[12/2005]
[...***...]	[2/2006]

- [...***...]
- [...***... May 2006]. [...***...].

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TCZ GmbH

A Joint Venture between Cymer and Carl Zeiss SMT

Business Plan

[. . .***. . .]

This is the initial Business Plan approved by the Members of the TCZ GmbH.  Certain information herein is based on information known as of [. . .***. . .] and may change over time. This Business Plan is subject to annual review and approval by the Board of Members of TCZ GmbH in accordance with the Joint Venture Agreement.

*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

March 31, 2004

©Copyright 2004 Cymer, Inc.

TCZ Logo Design

[LOGO]

Business Opportunity/Rationale

The growing demand for high resolution, small screen flat panel displays, and the continuous effort by flat panel display makers to reduce cost and increase performance by integrating discrete logic devices into Liquid Crystal Display (LCD) panels, and the emergence of Organic Light Emitting Diode (OLED) displays as a promising technology has lead to increased demand for a manufacturing process capability referred to as Low Temperature Polycrystalline Silicon (LTPS).  TCZ believes that working collaboratively with Suppliers it  can develop a next-generation amorphous silicon crystallization tool that will enable the creation of high yield, high performance polycrystalline silicon Thin Film Transistor (TFT) device structures to accelerate the integration of discrete logic devices for lower cost, higher reliability, higher performance LCD displays, as well as meet the process development and production needs for OLED displays.  Such a product is likely to result in significant revenue and market share gains in the market for LTPS process tools, and provide an advantageous point of entry into the larger market for flat panel display manufacturing tools.

November 4, 2004

©Copyright 2004 Cymer, Inc.

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Market & Competitive Analysis

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ Market Share & Tool Forecast

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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LTPS Competitive Summary

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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Customer Summary

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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Other Potential FPD Product Opportunities for TCZ

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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Organization & Management

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TCZ Organization

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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[…***…] Function & Organization

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ Operations Headquarters in San Diego

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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[…***…]

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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Product Roadmap & Work Plan

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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Work Plans For TCZ, Cymer, and Zeiss

Per JV Agreement, paragraph 6.03(a), Work Plans with respect to each distinct area of inquiry for each party will contain (I) [...***…] for the Project and/or the […***…]; (2) a description of […***…], […***…] and […***…] to be generated during the Project; (3) […***…] for […***…] of the Members during such Project including, but not limited to, […***…], […***…], and […***…]; and (4) […***…].

It is anticipated that this information will be […***…] and […***…] at their regularly scheduled meeting in […***…].

*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

March 31, 2004

©Copyright 2004 Cymer, Inc.

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Areas of Responsibility

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

November 4, 2004

©Copyright 2004 Cymer, Inc.

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Major Deliverables by Party

TCZ
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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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[…***…] and […***…]

Per Supply Agreement, paragraph 6.01, section 3, and paragraph 7.01.

It is anticipated that this information will be […***…] and […***…] at their regularly scheduled meeting in […***…].

*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

March 31, 2004

©Copyright 2004 Cymer, Inc.

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Product Mix Scenarios

Per Supply Agreement, paragraph 7.01.

It is anticipated that this information will be […***…] and […***…] at their regularly scheduled meeting in […***…].

*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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Financial Projections

November 4, 2004

©Copyright 2004 Cymer, Inc.

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TCZ GmbH – […***…] Balance Sheet

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH Inc. – […***…] P&L

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – […***…] Cash Flow

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH - Required Capital Contributions Summary

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – Detailed […***…] Budget

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – Detailed […***…] Budget

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – Detailed […***…] Budget

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – Detailed […***…] Budget

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – Detailed […***…] Budget

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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TCZ GmbH – Required Capital Contributions

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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*                 Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)

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[LOGO]

March 31, 2004

©Copyright 2004 Cymer, Inc.